                               ASSET PURCHASE AGREEMENT


    This Asset Purchase Agreement (the "Agreement") is made to be effective September 5, 1997 (the "Effective Date"), among NEW FRONTIER MEDIA, INC., a Colorado corporation, COLORADO SATELLITE BROADCASTING, INC. ("Buyer"), a wholly owned subsidiary of New Frontier Media, Inc., and 1248663 ONTARIO INC., an Ontario corporation ("Seller"). New Frontier Media, Inc. and Buyer are collectively referred to in this Agreement as "Buyers."

    This Agreement sets forth the terms and conditions upon which Buyers agree to purchase from Seller, and Seller agrees to sell to Buyers, certain properties and assets of Seller ("Subject Assets").

    NOW THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties agree as follows:


                                     DEFINITIONS

"Newco" means 1248663 Ontario Inc., an Ontario corporation.

"Adult Movies Business" means any and all of Buyer's present or contemplated satellite broadcast services on television or any other medium, including cable television and the Internet, which broadcasts, replays, and/or otherwise exploits feature length adult programming and all related promotional content and other programming of a non-rated or X-rated nature and whose main theme embodies nudity and/or sexually explicit material between consenting adults and such other related business assets as are necessary for the operation thereof.

"adverse or adversely", when used alone or in conjunction with other terms (including without limitation "affect," "change" and "effect"), means any event discovered by either party after the date hereof which is reasonably likely in the respective business judgment of either Buyers or Seller, as the case may be, to be expected to (a) adversely affect the validity or enforceability of this Agreement, or (b) adversely affect the business, operation, management or properties of Seller taken as a whole or Buyers, or (c) impair Seller or Buyers, or (d) adversely affect the respective aggregate rights and remedies of either party under this Agreement.

"Agreement" means this Agreement as originally in effect, including unless the context otherwise specifically requires, all schedules and all exhibits hereto, and as any of the same may from time to time be supplemented, amended, modified or restated in the manner herein or therein provided.

"Applicable Law" shall mean any Law of any Authority, whether domestic or foreign, including without limitation all federal and state securities and environmental laws, to which a person or entity is subject or by which it or any of its business or operations is subject or any of its property or assets is bound.


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"Authority" means any governmental or quasi-governmental authority, whether administrative, executive, judicial, legislative or other, or any combination thereof, including without limitation, any federal, provincial, state, territorial, county, municipal or other government or governmental or quasi-governmental agency, arbitrator, authority, board, body, branch, bureau, central bank or comparable agency, or Entity, commission, corporation, court, department, instrumentality, master, mediator, panel, referee, system, or other political unit or subdivision or other Entity of any of the foregoing whether domestic or foreign.

"Buyers' Disclosure Schedule" means the schedule attached as SCHEDULE 8.2(a).

"Closing" means the closing of the transactions contemplated herein and "Closing Date" means the date on which the closing takes place.

"Collateral Agreements" means agreements and other documents executed or required to be executed pursuant to the terms of this Agreement.

"Entity" means any corporation, firm, unincorporated organization, association, partnership, limited liability company, trust (inter vivos or testamentary), estate of a deceased, individual, business trust, joint stock company, joint venture or other organization, entity or business, whether acting in an individual, fiduciary or other capacity, or any Authority.

"Governmental Authorizations" means all approvals, concessions, consents, franchises, licenses, permits, and other authorizations of all applicable Authorities.

"material, materially or materiality", unless specifically stated otherwise, shall be determined without regard to the fact that various provisions of this Agreement set forth specific dollar amounts.

"New Frontier" means New Frontier Media, Inc.

"Private Authorizations" means all approvals, concessions, consents, franchises, licenses, permits, and other authorizations of all persons (other that Authorities) including without limitation those with respect to copyrights, computer software programs, patents, service marks, trademarks, trade names, technology and know-how.

"Subject Assets" means:

    (a) that equipment (including without limitation essential spares and replacement parts) and software technology, furniture, machinery, appliances, and other tangible personal property and technology used in and historically allocated to the operation of a satellite operation uplink facility as specifically set forth in SCHEDULE 1(a), "the Uplink Facilities Equipment List", and which shall be in operating order;

    (b) all hardware, equipment, software license assignments, furniture, machinery, appliances and other tangible personal property as set forth in SCHEDULE 1(b), "The Call Center Equipment List"; and


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    (c)  any tort or insurance proceeds arising out of any damages or destruction of any of the Subject Assets herein between the date of this Agreement and the Closing Date to the extent required to repair or replace any subject asset being acquired hereunder.

"Transactions" means the transactions contemplated by this Agreement and all Collateral Agreements.


                            ARTICLE 1. TRANSFER OF ASSETS

Subject to the terms and conditions set forth in this Agreement, Seller agrees to sell, convey, transfer, assign and deliver to Buyer, and Buyers agrees to purchase from Seller at the Closing described in ARTICLE 3, all of the Subject Assets, whether tangible, intangible, real, personal or mixed, and wherever located, including those assets set forth in the lists of SCHEDULES 1(a) and (b) and as further described in this ARTICLE 1.


1.1 UPLINK FACILITY. Pursuant to SCHEDULE 1.1, the Uplink Management Services Agreement, Newco agrees to operate, maintain, manage, and sustain an uplink and playback facility (at 2500 Don Reid Drive, Ottawa, Ontario) capable of providing continual uninterrupted services on behalf of Buyer for its Adult Movies Business. The term of the Uplink Management Services Agreement shall be three
(3) years with the right at Buyers' option to successive one year renewals on terms to be negotiated. Newco may at its option acquire a building suitable for relocating the current satellite broadcast uplink facility in order to fulfill its obligations under the Uplink Management Services Agreement. In the event of such move, Newco shall be responsible for all uplink moving/installations costs, to the New Uplink Facility. Buyers shall be responsible for the reasonable costs associated with the necessary tenant finish at the New Uplink Facility. Newco shall ensure that Buyers have the right to use and operate the existing Uplink Facility under the terms of the Uplink Management Services Agreement until the New Uplink Facility is ready for use.

1.2 CALL CENTER FACILITY. Pursuant to SCHEDULE 1.2, the Call Center Interim Services Agreement, Newco agrees to receive and process subscriber calls on behalf of Buyers from a call center to be located at 1825 Woodward Drive, Ottawa, Ontario using the call center assets included in the Subject Assets for a period of up to nine (9) months from the Closing, at a flat, prepaid monthly rental of US$275,000.00 and on other terms to be negotiated in a Call Center Lease Agreement. Prior to the end of the nine (9) month period, Buyers shall have the right to unilaterally terminate such agreement upon sixty (60) days prior written notice. Pursuant to the Call Center Interim Services Agreement, Newco agrees to deposit all amounts collected thereto into a merchant account and a checking account to be established in the name of Buyer.

1.3 INVESTMENT CANADA ACT. The parties agree that the Transactions do not require notice, review, approval or allowance under the INVESTMENT CANADA ACT and it is not a condition precedent to the Closing of the Transactions that any notice be given or approval, allowance or consent be obtained in respect thereof. Notwithstanding anything to the contrary in this


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Agreement, no representation, warranty or covenant given by any party under or pursuant to this Agreement is intended or shall be deemed to include a representation, warranty or covenant related to the INVESTMENT CANADA ACT.


                              ARTICLE 2. PURCHASE PRICE

2.1 PAYMENT OF PURCHASE PRICE. In consideration for the transfer and assignment of the Subject Assets and in consideration of the representations, warranties and covenants of Seller set forth herein, Buyers on the conditions set forth herein:

    (a) shall pay subject to ARTICLE 5, an earnest money deposit in the amount of US$10,000.00;

    (b) shall deliver to Seller at the Closing (as hereinafter defined) US$660,172.00 plus taxes as provided in ARTICLE 6, payable in cash as more fully described in SECTION 3.2;

    (c) shall deliver to Seller at the Closing a promissory note in the amount of US$185.711.00 executed by Buyer and payable to Seller in the form substantially similar to that set forth in SCHEDULE 2.1(c). Buyer's performance under the promissory note shall be guaranteed by New Frontier. Additionally, in order to secure Buyer's obligations pursuant to the promissory note, at the Closing Buyer shall execute and deliver to Seller a security agreement in the form attached as Exhibit A to SCHEDULE 2.1(c) pursuant to which Buyer shall grant to Seller a security interest/lien in all of its furniture, fixtures, equipment and inventory, ranking first in priority over all other security interests/lienholders, except the interests of Buyers' chief financial institutions which shall have a first priority up to an amount of US $2,000,000.00 and the interests another secured creditor approved by Seller which shall have a second priority up to an amount of US$725,510; and

    (d) shall assume and discharge, and shall indemnify Seller against, liabilities and obligations of Seller under the leases, contracts or other agreements, if any, specified on SCHEDULE 4 but only to the extent that such liabilities or obligations accrue on or after the Closing Date.

2.2 ALLOCATION OF THE PURCHASE PRICE. The parties agree that the Purchase Price (defined as the sum of the amounts specified in SECTIONS 2.1(b) and (c) above shall be allocated as set forth in SCHEDULE 2.2 and that such allocation will be used by the parties in reporting the transaction contemplated by this Agreement for tax purposes.

2.3 ELECTIONS. Seller and Buyers will on or before the Closing Date jointly execute an election, in prescribed form and containing the prescribed information, to have subsection 167(1.1) of the EXCISE TAX ACT (Canada) apply to the sale and purchase of the Subject Assets hereunder so that no tax is payable in respect of under Part IX of the EXCISE TAX ACT (Canada). The Buyers will file such election with the Minister of National Revenue within the


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

time prescribed by the Excise Tax Act (Canada).


                                ARTICLE 3. THE CLOSING

The closing of the purchase and sale of the Subject Assets by Seller to Buyers (the "Closing") shall take place at 2500 Don Reid Drive, Ottawa, Ontario, sixty-four (64) days after the date of this Agreement or at such other place and/or time as the parties may agree in writing (the "Closing Date"). In the event that the conditions specified in this Agreement have not be fulfilled by such date, either Seller or Buyers may extend the Closing Date for a period or periods not exceeding an aggregate of thirty (30) days by written notice to the other parties.

3.1. SELLER'S OBLIGATIONS AT CLOSING.

    (a)  At the Closing Seller shall deliver or cause to be delivered to Buyer:

          (i) assignment and assumption agreements for personal property leases, all contracts and agreements of Seller to be assumed in connection herewith, in form and substance reasonably satisfactory to Buyers' counsel, and accompanied by all consents required by this Agreement and the personal property leases, contracts and agreements being assigned;

         (ii) instruments of assignment and transfer (including a bill of sale) of all the Subject Assets in form and substance reasonably satisfactory to Buyers' counsel; and

        (iii) such other documents as shall be reasonably requested by Buyers or Buyers' counsel (for example, a BULK SALES ACT affidavit).

    (b) Simultaneously, with the consummation of the transfer, Seller, through its officers, agents and employees, shall put Buyer into full possession and enjoyment of all the Subject Assets to be sold, conveyed, transferred, assigned and delivered by this Agreement.

    (c) Seller, at any time before or after the Closing Date shall execute, acknowledge, and deliver any further deeds, assignments, conveyances and other assurances, documents and instruments of transfer, reasonably requested by Buyers and shall take any other action consistent with the terms of this Agreement that may be reasonably requested by Buyers for the purpose of assigning, transferring, granting, conveying and confirming to Buyers, or reducing to possession, any or all property and assets to be conveyed or transferred by this Agreement. If requested by Buyers, Seller further agrees to prosecute or otherwise enforce in their own names for the benefit of Buyers any claims, rights, or benefits that are transferred to Buyers by this Agreement and that require prosecution or enforcement in any of Seller's names. Any prosecution or enforcement of claims, rights, or benefits under this Section shall be solely at Buyer's expense, unless the


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

         prosecution or enforcement is made necessary by a breach of this Agreement by Seller.

3.2. BUYER'S OBLIGATIONS AT CLOSING. At the Closing Buyers shall deliver to Seller against delivery of the items specified in SECTION 2.1, a certified bank or cashier's check, or a wire transfer of immediately available funds, in the amount of US$660,172.00 plus taxes pursuant to ARTICLE 6 payable to Seller and the promissory note payable to Seller in the amount of US$185,711.00. Seller shall notify Buyers within five (5) days of the Closing Date whether the amount payable at Closing shall be delivered by certified bank or cashier's check, or by wire transfer. At closing, Buyers shall deliver to Seller such documents that shall be reasonably requested by Seller or Seller's counsel.


                         ARTICLE 4. ASSUMPTION OF LIABILITIES

Buyers are not assuming any debt, liability or obligation of Seller, whether known or unknown, fixed or contingent, except as herein specifically otherwise provided. Seller agrees to indemnify and hold Buyers harmless against all debts, claims, liabilities and obligations of Seller not expressly assumed by Buyers hereunder, and to pay any and all attorneys' fees and legal costs incurred by Buyers, its successors and assigns in connection therewith. Buyers shall have the benefit of and shall perform and assume all leases, contracts and agreements, if any, specifically listed on SCHEDULE 4, in accordance with the terms and conditions thereof, except to the extent modifications are specifically set forth in SCHEDULE 4 and except to the extent set forth in the assignments or assignment and assumption agreements for such leases, contract and agreements.


                             ARTICLE 5. RETURN OF DEPOSIT

Upon execution of this Agreement, Buyers shall pay to Seller an earnest money deposit of US$2,500. Upon parties' final acceptance of the form and content of the schedules to this Agreement, Buyers shall pay to Seller a further earnest money deposit of US$7,500. Such deposits shall be returned to Buyers if the Transactions are not closed due to: (a) the failure of any conditions set forth in ARTICLE 11 to be met at or before the Closing as a result of any act or omission by Seller; or (b) the occurrence of any default by Seller described in
SECTION 17.3. If the Transactions are not closed for any other reason, the deposit shall be retained by Seller. Upon Closing, the deposit shall be applied towards the payment due to Seller under SECTION 2.1(b).


                                   ARTICLE 6. TAXES

Buyers shall pay all sales, use and transfer taxes arising out of the transfer of the Subject Assets, including any foreign transfer taxes and shall pay its portion, prorated as of the Closing Date, of state, provincial, and local real and personal property taxes of the business being sold hereunder. Buyers shall not be responsible for any business, occupation, withholding or similar tax, or for any income, sales, use, value-added or similar taxes related to any period, or transaction


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occurring during any period, before the Closing Date.


                 ARTICLE 7. REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Buyers that the following facts and circumstances are and will be at all times up to the Closing Date, except as contemplated hereby, true and correct, and hereby acknowledge that such facts and circumstances constitute the basis upon which Buyers are induced to enter into and perform this Agreement. Each warranty set forth in this ARTICLE 7 shall survive eighteen (18) months past the Closing Date and any investigation made by or on behalf of Buyers. Buyers shall conduct their own due diligence investigation and that investigation shall include an investigation into whether Seller are or have operated in accordance with the warranties and representations of Seller. If prior to the closing date, Buyers believe they have discovered any breach of the representations and warranties of Seller, they shall forthwith advise Seller in writing of such breach. If Seller does not or cannot cure such breach prior to the Closing Date, Buyers may elect to close (in which case the breach shall be deemed non-material) or not close provided such breach is material. If Buyers fail to give such notice then the breach will be deemed non-material.

7.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Newco is a corporation organized, validly existing, and in good standing under the laws of Ontario. Seller has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to transact any business and is in good standing in all jurisdictions in which the nature of its business or its properties makes such qualification necessary.

7.2  ABSENCE OF SPECIFIED CHANGES. Since March 31, 1997, there has not been any:

    (a) material and adverse destruction, damage to, or loss of any of the Subject Assets (whether or not covered by insurance);

    (b) labor trouble or other event or condition of any character materially and adversely effecting the financial condition, business, assets or prospects of Seller;

    (c) revaluation by Seller of any of the Subject Assets in a manner that would be materially adverse to Buyers;

    (d) execution, creation, amendment, nonrenewal or termination of any material contract, agreement or license to which Seller is a party, except in the ordinary course of business or except as can be terminated prior to the Closing Date without materially adversely effecting the Subject Assets;

    (e) creation or assumption by Seller of any mortgage, pledge, security interest or lien or other encumbrance on any of the Subject Assets, except as set forth in SCHEDULE 7.2(e);

    (f) other event or condition of any character of which Seller has knowledge that has


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         or might reasonably have a material adverse effect on the Subject
         Assets, except as set forth in SCHEDULE 7.2(f); or

    (g) agreement by Seller to do any of the things described in the preceding clauses (a) through (f).

7.3 SUBJECT ASSETS SUFFICIENT FOR OPERATIONS. The Subject Assets constitute all assets (other than premises) necessary for the continued uninterrupted operation by Seller of a call center and uplink facility for the Buyers' Adult Movies Business. Except as stated in SCHEDULE 4, none of the Subject Assets are held under any lease, security agreement, conditional sales, contract, or other title of retention or security agreement, or are in the possession of anyone other than Seller.

7.4 TRADE NAMES, TRADEMARKS AND COPYRIGHTS. Seller does not own any trademark, service mark trade name, trade secret, or brand name. To the actual knowledge of Seller, no person has made any outstanding claims against Seller in respect of any trademark, trademark registration or application, service mark, trade name, copyright, copyright registration or application or brand name, the use of which is necessary or contemplated in connection with the performance of any contract to which Seller is a party.

7.5 TITLE TO ASSETS. To the best of Seller's knowledge, Seller shall at Closing have good and marketable title to all the Subject Assets free and clear of mortgages, liens, pledges, charges, encumbrances, equities, claims, easements, rights of way, covenants, conditions, or restrictions, except for (i) the lien of current taxes not yet due and payable; and (ii) possible minor matters that, in the aggregate, are not substantial in amount and do not materially detract from or interfere with the present or intended use of any of these assets. The parties acknowledge that Seller will not own all of the Subject Assets on the date this Agreement is executed, but will be acquiring Subject Assets prior to Closing and no representation, warranty, condition or covenant contained herein is intended to state otherwise. All the Subject Assets are in good operating condition and repair, ordinary wear and tear excepted.

7.6 INSURANCE POLICIES. SCHEDULE 7.6 to this Agreement is a description of all insurance policies held by Seller concerning the Subject Assets. All these policies are in the respective principal amounts set forth in SCHEDULE 7.6. Seller has maintained and now maintains (a) insurance on all the Subject Assets of a type customarily insured, covering property damage by fire or other casualty, and (b) adequate insurance protection against all liabilities, claims, and risks against which it is customary to insure. Such insurance coverage will be cancelled as of Closing.

7.7 OTHER CONTRACTS. Copies of all contracts which will be assigned to or assumed by Buyers under this Agreement are attached as part of SCHEDULE 4. Except as set forth in SCHEDULE 4 and to the best of Seller's knowledge, the Subject Assets will not at Closing or thereafter (as a result of actions or conduct of Seller) be bound or potentially bound by, any distributor's or manufacturer's representative or agency agreement, any output or requirements agreement, any agreement not entered into in the ordinary course of business, any indenture, mortgage, deed of trust, lease or any other agreement that is unusual in nature, duration or amount (including, without limitation, any agreement requiring the performance by Seller of any obligation for a period of time extending beyond one year from Closing Date or calling for consideration of more


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than US$ 10,000.00 or requiring purchases at prices in excess of, or sales at prices lower than, prevailing market prices). To the best of Seller's knowledge, there is no default or event that with notice or lapse of time, or both, would constitute a default by any party to any of the agreements listed in SCHEDULE 4 and such contracts remain in full force and effect. Seller has not received notice that any party to any of the agreements listed in SCHEDULE 4 intends to cancel or terminate any of these agreements or to exercise or not exercise any options under any of these agreements. Seller is not a party to, nor is Seller or the Subject Assets bound by, any agreement that is materially adverse to the business, assets, property, operating results, prospects or financial condition of Seller.

7.8 COMPLIANCE WITH LAWS. Seller has received no notice of any violation of any statutes, laws or regulations (including, without limitation any applicable obscenity, environmental, health, building, zoning, or other law, ordinance or regulations) from any Authority the violation of which may materially adversely affect its ability to fulfill its obligations under this Agreement. Seller is not in violation of or default under any provisions of their Articles of Incorporation or Bylaws, both as amended. The execution, delivery and performance of the Agreement and the consummation of the Transactions will not result in any such violation or default, or be in conflict with or constitute, with or without the passage of time or the giving of notice or both, a default under Seller's Articles of Incorporation or Bylaws, both as amended.

7.9 LITIGATION. There is no suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation ("Actions") pending or, to the best knowledge of Seller, threatened, against or affecting Seller, or any of its business, assets or financial condition, or against any officer, director or employee of Seller in connection with such officer's, director's or employee's relationship with or actions taken on behalf of Seller. Seller is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality, and there are no actions or claims by Seller currently pending or, to which Seller intends to initiate. To the best knowledge of Seller, there has not occurred any event nor does there exist any condition on the basis of which any litigation, proceeding or investigation is likely to be instituted by or against Seller. Seller is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality.

7.10 AGREEMENT WILL NOT CAUSE BREACH OR VIOLATION. Neither the entry into this Agreement nor the consummation of the transactions contemplated hereby will result in or constitute any of the following events where the occurrence of such event would render Seller materially unable to comply with this Agreement: (a) a default or an event that, with notice or lapse of time or both, would be a default, breach or violation of any lease, license, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust or other agreement, instrument or arrangement; (b) an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation; (c) the creation or imposition of any lien, charge or encumbrance on any of the Subject Assets; or (d) the violation of any law, regulation, ordinance, judgment, order or decree.

7.11 AUTHORITY AND CONSENTS. Except as set forth in SCHEDULE 7.11, Seller has the right, power, legal capacity and authority to enter into, and perform their obligations under this Agreement,


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

and no approvals or consents of any persons other than the shareholders of Seller are necessary in connection with it. The execution and delivery of this Agreement and the consummation of this transaction by Seller has been, or prior to the Closing will have been, duly authorized by all necessary corporate action of Seller (including any necessary action by Seller's security holders). This Agreement constitutes a legal, valid and binding obligation of Seller enforceable in accordance with its terms except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

7.12 INTEREST IN CUSTOMERS, SUPPLIERS AND COMPETITORS. Except as set forth in
SCHEDULE 7.12 or as contemplated by a Collateral Agreement, neither Seller nor any officer or director or shareholder of Seller, nor any spouse or child of any of them has any direct or indirect interest in any competitor, supplier or customer of Seller or in any person with whom Seller is doing business.

7.13 INFORMATION FURNISHED TO BUYER FOR BULK TRANSFER NOTICE. For the purposes of furnishing notices under the BULK SALES ACT (Ontario), SCHEDULE 7.13 is a true, complete and correct list of all names and business addresses used by Newco.

7.14. DOCUMENTS DELIVERED. Each copy or original of any agreement, contract or other instrument which is identified in any exhibit or schedule delivered by Seller or its counsel to Buyers (or their counsel or representatives), whether before or after the execution hereof, is in fact what it is purported to be by Seller and has not been amended, canceled or otherwise modified.

7.15 FULL DISCLOSURE. None of the representations and warranties made by Seller or made in any letter, certificate or memorandum furnished or to be furnished by Seller or on its behalf, contains or will contain any untrue statement of a material fact, or omits any material fact the omission of which would make the statements made misleading and materially adverse to Buyers.

7.16 SUBJECT ASSETS ARE SUFFICIENT TO OPERATE BUSINESS.

    (a) The Buyers are acquiring the ownership, possession or use under this Agreement of all or substantially all of the property and assets that can reasonably be regarded as necessary for Buyer to be capable of operating an uplink facility and call center facility as contemplated herein (excluding premises for such facilities) as a business within the meaning of section 167 of the EXCISE TAX ACT (Canada).

    (b) Newco will be at Closing registered under Part IX of the EXCISE TAX ACT (Canada).

7.17 SOLVENCY. As of the execution and delivery of this Agreement, and, after giving effect to the consummation of the Transactions, Seller will be solvent.

7.18 TAX MATTERS. Seller shall continue to be responsible for and will discharge all obligations and liabilities in respect to taxes pertaining to the Subject Assets which arise or accrue for all periods ending on or before the Closing Date (but excluding the taxes referred to in ARTICLE 6). Seller will indemnify and hold harmless Buyers against any and all claims and demands incurred


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

by Buyers that directly or indirectly arise out of such obligations or liabilities. Without limiting the foregoing, Seller will be responsible for all federal, state, provincial, local, foreign and other net income, gross income, gross receipts, alternative or add on minimum, profits, sales, use, occupation, value-added, ad valorem, transfer, franchise, license, lease, service use, withholding, payroll, employment, excise, severance, premium, property, windfall profits, customs, duties, or other taxes, fees assessments, or charges of any kind whatsoever, together with any interest, penalties or additions to tax imposed with respect thereto, or any obligations to any agreements or arrangements with respect to and taxes described above.

7.19 EMPLOYMENT MATTERS. Buyer shall be under no obligation to offer employment to any of Seller's employees ("affected employees"), except as otherwise stated in this Agreement. Buyer may, however, choose to retain the services of or to offer employment to one or more of the affected employees, should it wish to do so, subject to SECTION 13.4.

Seller will continue to be responsible for and will discharge all obligations and liabilities in respect of the affected employees which arise or accrue prior to, on or after the Closing Date. Seller will indemnify and save harmless Buyers against any and all claims and demands incurred by Buyers that directly or indirectly pertain to or arise out of such obligations or liabilities. Without limiting the forgoing, Seller will be responsible for and will bear and discharge any and all obligations and liabilities for wages, severance pay, termination pay, notice of termination of employment or pay in lieu of such notice, damages for wrongful discharge or other employee benefits or claims, including vacation pay, which may arise in connection with the employment or dismissal of any of the affected employees, including any interest, award, judgment or penalty relating thereto and any costs or expenses incurred by Buyers in defending against any claim or demand relating to such obligation or liabilities.


                  ARTICLE 8. BUYERS' REPRESENTATIONS AND WARRANTIES

Buyers represents, warrants, and covenants to, and agrees with Seller as follows:

8.1 ORGANIZATION AND BUSINESS: POWER AND AUTHORITY: EFFECT OF TRANSACTION.

    (a) Each Buyer (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation;
         (ii) has all requisite power and authority to own or hold under lease its properties and to conduct its business as now conducted and as presently proposed to be conducted, and has in full force and effect all Governmental Authorizations and Private Authorizations and has made all governmental filings, to the extent required for such ownership and lease of its property and conduct of its business and is in good standing in such jurisdictions in which the failure to be in good standing would have a material adverse effect upon its property or the nature of its business or operations.

    (b) Each Buyer has all requisite power and authority and has in full force and effect all Governmental Authorizations and Private Authorizations in order to enable it to execute and deliver, and to perform its obligations under, this Agreement and each Collateral Agreement executed or required to be executed pursuant hereto or thereto or to consummate the Transactions and the Collateral Agreements; and the execution, delivery and performance of this Agreement and each Collateral Agreement has been duly authorized by all requisite corporate or other action. No further action or approval on the part of Buyers' stockholders is required in connection with the execution, delivery and performance of this Agreement or each Collateral Agreement or the consummation of the Transactions. This Agreement has been duly executed and delivered by each Buyer and constitutes, and each Collateral Agreement executed or required to be executed pursuant hereto or thereto or to consummate the Transactions when executed and delivered by Buyers will constitute, legal, valid and binding obligations of Buyers enforceable in accordance with their respective terms.

    (c) Neither the execution and delivery of this Agreement or any Collateral Agreement, nor the consummation of the Transactions, nor compliance with the terms, conditions and provisions hereof or thereof by Buyers will conflict with, or result in a material breach or violation of; or constitute a material default under, any Applicable Law on the part of Buyers or will conflict with, or result in a material breach or violation of, or constitute a material default under, or permit the acceleration of any obligation or liability in, or but for any requirement of giving notice or passage of time or both would constitute such a conflict with, material breach or violation of, or material default under, or permit any such acceleration in, any contractual obligation of Buyers.

8.2  FINANCIAL AND OTHER INFORMATION

    (a) Buyers have heretofore furnished to Seller copies of the consolidated financial statements of New Frontier and all of its subsidiaries ("Buyers' Financial Statements"). Buyers' Financial Statements, including in each case the notes thereto, have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, except as otherwise noted therein or as set forth in SCHEDULE 8.2(a) (Buyers' Disclosure Schedule), and are true, accurate and complete, do not contain any untrue statement of material fact or omit to state a material fact required by GAAP to be stated therein or necessary in order to make the statements contained therein not misleading, and fairly present the financial condition and the results of operations of Buyers, on the bases therein stated, as of the respective dates thereof; and for the respective periods covered thereby subject, in the case of unaudited financial statements, to normal year-end audit adjustments and accruals.

    (b) Neither Buyers' Disclosure Schedule, Buyers' Financial Statements, this Agreement, any Collateral Agreement, or any data, information or statement furnished or to be furnished by or on behalf of Buyers pursuant to this Agreement or any Collateral Agreement or required to consummate the Transactions, contains or will contain any untrue statement of material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary in order to make statements contained herein or therein not misleading and all Collateral Agreements, data, information or statements are and will be true, accurate and complete.

8.3 CHANGES IN CONDITION. Since the date of the most recent financial statements forming part of Buyers' Financial Statements, there has been no material adverse change in Buyers taken as a whole or individually. Except matters of general applicability to Buyers' industries, there is no event known to Buyers which materially adversely affects Buyers taken as a whole or individually, or the ability of Buyers to perform any of the obligations set forth in this Agreement or any Collateral Agreement or to consummate the Transactions.

8.4 COMPLIANCE WITH PRIVATE AUTHORIZATION. Each Buyer has obtained all Private Authorizations which are necessary for the ownership by such Buyer of its properties and the conduct of its business as now conducted or as presently proposed to be conducted or which, if not obtained and maintained, could, singly or in the aggregate, materially adversely affect such Buyer. Neither Buyer is in breach or violation of; or is in default in the performance, observance or fulfillment of; any Private Authorization, and no event exists or has occurred, which constitutes, or but for any requirement of giving of notice or passage of time or both would constitute, such a breach, violation or default, under any contractual obligation of such Buyer or Private Authorization, except for such defaults, breaches or violations, as do not and will not have in the aggregate any material adverse affect on such Buyer or the ability of such Buyer to perform any of its obligations set fourth in this Agreement or any Collateral Agreement or to consummate the Transactions. No Private Authorization is the subject of any pending or, to Buyers' knowledge, information or belief; threatened attack, revocation or termination.

8.5 COMPLIANCE WITH GOVERNMENTAL AUTHORIZATIONS AND APPLICABLE LAW.

    (a) Each Buyer has obtained all other Governmental Authorizations which are necessary for the ownership or uses of its properties and the conduct of its business as now conducted or as presently proposed to be conducted and which, if not obtained and maintained, would singly or in the aggregate, have any material adverse affect on such Buyer and its subsidiaries taken as a whole. No other Governmental Authorization is subject of any pending or, to Buyers' knowledge, information and belief; threatened challenge or proceeding to revoke or terminate any such Governmental Authorization. Buyers' have no reason to believe that any other Governmental Authorization would not be renewed in the name of Buyer by the granting Authority in the ordinary course.

    (b) Neither Buyer nor any officer or director (in connection with the business, operations and properties of such Buyer) is in or is charged with or, to Buyer's knowledge, information and belief; at any time since its organization has been in or has been charged with, or is threatened or under investigation with respect to, breach or violation of; or default in the performance, observance or fulfillment of; any Governmental Authorization or any Applicable Law, and no event exists or has occurred, which constitutes, or but for any requirement of giving notice or passage of time or both would constitute, such a breach, violation or default, under:

         (i) any Governmental Authorization or any Applicable Law, except for such breaches, violations or defaults as do not and will not have in the aggregate any material adverse affect on Buyers taken as a whole or the ability of Buyers to perform any of the obligations set forth in this Agreement or any Collateral Agreement or to consummate the Transactions, or

         (ii) any requirement of any insurance carrier, applicable to its business, operations or properties.

8.6 GST REGISTRATION. Buyer will be registered under Part IX of the EXCISE TAX ACT (Canada) at Closing.

8.7 DISCLOSURE. None of the representations and warranties made by Buyers or made in any letter, certificate or memorandum furnished or to be furnished by Buyers or on their behalf, contains or will contain any untrue statement of a material fact, or omits any material fact the omission of which would make the statements made misleading and materially adverse to Seller.

8.8 CONTINUING REPRESENTATION AND WARRANTY. Except for those representations and warranties which speak as of a specific date, all of the representations and warranties of Buyers set forth in this Article shall be true and correct on the Closing Date with the same force and effect as though made on and as of that date and those, if any which speak as of a specific date shall be true and correct on the Closing Date.

8.9 SOLVENCY. As of the execution and delivery of this Agreement, and, after giving effect to the consummation of the transactions contemplated herein, Buyers taken as a whole and individually will be solvent.

8.10 INTERPRETATION. For the purposes of this ARTICLE 8, New Frontier and Colorado Satellite Broadcasting, Inc. are each considered to be a "Buyer".

                    ARTICLE 9. SELLER'S OBLIGATIONS BEFORE CLOSING

Seller covenants that, except as otherwise agreed in writing by Buyer, from the date of this Agreement until the Closing:


9.1 BUYERS' ACCESS TO PREMISES AND INFORMATION. Buyers and its counsel, accountants and other representatives shall be entitled to have full access during normal business hours to all Seller's properties, books, accounts, records, contracts and documents of or relating to the Subject Assets. Seller shall furnish or cause to be furnished to Buyers and its representatives all data and information concerning the Subject Assets that may reasonably be requested.

9.2 MAINTENANCE OF INSURANCE. Seller shall continue to carry its existing insurance, subject to variations in amounts required by the ordinary operations of their businesses. At the request of Buyers and at Buyers' sole expense, the amount of insurance against fire and other casualties which, at the date of this Agreement, Seller carries on any of the Subject Assets shall be increased by such amount or amounts as Buyers shall specify.

9.3 NEW TRANSACTIONS. Seller shall not do or agree to enter into any contract, commitment or transaction which would materially adversely effect the ability of Seller to perform any obligation set forth in this Agreement of any Collateral Agreement.

9.4 EXISTING AGREEMENTS. Except in ordinary course of business, Seller shall not modify, amend, cancel or terminate any of its existing contracts or agreements, or agree to do any of those acts without the consent of Buyers, if doing so would materially adversely affect Seller's ability to fulfill its obligations under this Agreement.

9.5 CONSENT OF OTHERS. As soon as reasonably practical after the execution and delivery of this Agreement, and in any event on or before the Closing Date, Seller shall obtain the written consent of the persons described in SCHEDULE
7.11 in form and substance satisfactory to Buyers and will furnish to Buyers executed copies of those consents.

9.6 REPRESENTATIONS AND WARRANTIES TRUE AT CLOSING. Seller shall use its reasonable commercial efforts to assure that all representations and warranties of Seller set forth in this Agreement and in any written statements delivered to Buyers by Seller under this Agreement will also be true and correct as of the Closing Date as if made on that date and that all conditions precedent to Closing shall have been met. Seller shall promptly disclose to Buyers any information contained in the Schedules to this Agreement which, because of an event occurring after the date hereof, is incomplete or is no longer correct as of all times after the date hereof until the Closing Date; provided, however, that none of such disclosures shall be deemed to modify, amend or supplement the representations and warranties of Seller or the schedules hereto for the purposes of ARTICLE 11, unless Buyer shall have consented thereto in writing.

9.7 STATUTORY FILINGS. Seller shall cooperate fully with Buyers in preparing and filing all information and documents required under any statutes or governmental rules or regulations pertaining to the Transactions, including but not limited to, any licenses required by Industry Canada and the rules promulgated thereunder.


                    ARTICLE 10. BUYERS' OBLIGATIONS BEFORE CLOSING

10.1 GENERAL OBLIGATIONS AND CONFIDENTIALITY. Prior to the Closing Date (or, in the event the Closing does not occur, for a period of two years following the date of this Agreement) Buyers shall use their best efforts to preserve the confidentiality of any commercial information which is confidential and which Seller identifies in writing as confidential which is disclosed to Buyers or to their representatives by Seller; provided that Buyers at all times shall not be materially restricted in their investigation of the assets or matters relating thereto. The above provisions of this Section shall not apply to any information which (i) is already known to Buyers at the time of disclosure by Seller, (ii) is published or through no fault of Buyers becomes published or (iii) is lawfully disclosed to Buyer by a third party. Whether or not the Closing shall take place, Seller waives any cause of action, right or claim arising out of the access of Buyers or their representatives to any trade secrets or other confidential business information of Seller from the date of this Agreement until the Closing Date, except for the intentional competitive misuse by Buyers or its representatives of such trade secrets or other confidential business information (identified as confidential as required by this Article) if the Closing does not take place.

10.2 SELLER'S ACCESS TO PREMISES AND INFORMATION. Seller and its counsel, accountants and other representatives shall be entitled to have full access during normal business hours to all Buyers' properties, books, accounts, records, contracts and documents. The Buyers shall furnish or cause to be furnished to Seller and its representatives all data and information concerning Buyers that may reasonably be requested.


               ARTICLE 11. CONDITIONS PRECEDENT TO BUYER'S PERFORMANCE

The obligation of Buyers to purchase the Subject Assets under this Agreement are subject to the satisfaction, at or before the Closing, of all the conditions set out below in this Article. Buyers may waive any or all of these conditions; provided, however, that no such waiver of a condition shall constitute a waiver by Buyers of any of its other rights or remedies, at law or in equity, if Seller shall be in default of any of their representations, warranties or covenants under this Agreement.

11.1 ACCURACY'S OF SELLER'S REPRESENTATIONS AND WARRANTIES. All representations and warranties by Seller contained in this Agreement or in any Collateral Agreement or in any written statement delivered by Seller thereunder shall be true on and as of the Closing as though such representations and warranties were made on and as of that date. Buyers shall have received a certificate, dated the Closing Date, signed by Seller's President certifying, in such detail as Buyers and their counsel may reasonably request, that the representations and warranties set out herein are true and correct as of the Closing Date.

11.2 SELLER'S PERFORMANCE. Seller shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by Seller on or before the Closing Date.

11.3 CERTIFICATION BY SELLER. Buyers shall have received a certificate, dated the Closing Date, signed by Seller' Presidents certifying, in such detail as Buyer and its counsel may reasonably request, that the representations and warranties set out herein are true and correct as of the Closing Date.

11.4 OPINION OF SELLER'S COUNSEL. Buyers shall have received from counsel for Seller, opinions dated the Closing Date, in form and substance reasonably satisfactory to Buyers and their counsel, stating that:

    (a) Seller is a corporation duly organized, validly existing and in good standing under the applicable laws of the jurisdiction of its incorporation and has all necessary corporate power to own its properties as now owned and operate its businesses as now operated;

    (b) all corporate proceedings required by law or by the provisions of this Agreement to be taken by Seller on or before the Closing Date in connection with the execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly taken;

    (c) this Agreement has been duly and validly authorized and, when executed and delivered by Seller will be valid and binding on Seller and enforceable in accordance with its terms, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally; and

    (d) neither the execution nor delivery of this Agreement nor the consummation of the Transactions will constitute a default, or an event that would with notice or lapse of time or both constitute a default under, or violation or breach of Seller's articles of incorporation or bylaws.

In rendering their opinions, counsel for Seller may rely on certificates of governmental authorities, certificates of Seller's officers, directors or shareholders, and on opinions of associate counsel.

11.5 ABSENCE OF LITIGATION. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the Transactions or their consummation shall have been instituted or threatened on or before the Closing Date.

11.6 CORPORATE APPROVAL. The execution and delivery of this Agreement by Seller, and the performance of its covenants and obligations under it, shall have been duly authorized by all necessary corporate action, and Buyer shall have received copies of all resolutions pertaining to that authorization, certified by the secretary of Seller.

11.7 CONSENTS. All necessary agreements and consents of any parties (other than Buyers, their shareholders or directors, and Authorities in the United States of America) to the consummation of the Transaction, or otherwise pertaining to the matters covered by this Agreement, shall have been obtained.

11.8 APPROVAL OF DOCUMENTATION. The form and substance of all certificates, instruments, opinions and other documents delivered to Buyers under this Agreement shall be satisfactory in all reasonable respects to Buyers and their counsel.

11.9 BULK SALES ACT. The Buyers will have been furnished with evidence satisfactory that the sale and purchase of the Subject Assets is in compliance with the provisions of the Bulk Sales Act (Ontario).

11.10 CONDITION OF ASSETS. The Subject Assets shall not have been materially or adversely affected in any way as a result of any fire, accident, storm or other casualty or labor or civil disturbance or act of God or the public enemy.

11.11 NON-COMPETITION AGREEMENT. The shareholders of Seller shall each have duly executed and delivered to Buyers a Non-competition Agreement substantially in the form of SCHEDULE 11.11.

11.12 RETAIL SALES TAX CERTIFICATE. Buyers shall have received, from Newco, a retail sales tax certificate issued under the RETAIL SALES TAX ACT (Ontario).

11.13 AGREEMENT ON SCHEDULES. At the date of execution of this Agreement by the parties, the form and content of the schedules to this Agreement had not be settled by the parties and it is a condition precedent to Buyers' performance under this Agreement that such schedules be settled prior to Closing.


               ARTICLE 12. CONDITIONS PRECEDENT TO SELLER'S PERFORMANCE

The obligations of Seller to sell and transfer the Subject Assets under this Agreement are subject to the satisfaction, at or before the Closing, of all the following conditions:

12.1 ACCURACY OF BUYERS' REPRESENTATIONS AND WARRANTIES. All representations and warranties by Buyers contained in this Agreement or in any Collateral Agreement or in any written statement delivered by Buyers thereunder shall be true on and as of the Closing as though such representations and warranties were made on and as of that date. Seller shall have received a certificate, dated the Closing Date, signed by Buyers' Presidents certifying, in such detail as Seller and its counsel may reasonably request, that the representations and warranties set out herein are true and correct as of the Closing Date.

12.2 BUYERS' PERFORMANCE. Buyers shall have performed and complied with all covenants and agreements, and satisfied all conditions that it is required by this Agreement to perform, comply with, or satisfy, before or at the Closing.

12.3 OPINION OF BUYERS' COUNSEL. Buyers shall have furnished Seller with an opinion from counsel for Buyers, dated the Closing Date, satisfactory to Seller and its counsel, stating that:

    (a) Buyers are corporations duly organized, validly existing and in good standing under the laws of the State of Colorado and have all requisite corporate power to perform their obligations under this Agreement;

    (b) all corporate proceedings required by law or by the provisions of this Agreement to be taken by Buyers on or before the Closing Date in connection with the execution and delivery of this Agreement and the consummation of the Transactions shall have been duly and validly taken;

    (c) this Agreement has been duly and validly authorized and, when executed and delivered by Buyers will be valid and binding on Buyers and enforceable in accordance with its terms, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally;

    (d) neither the execution nor delivery of this Agreement nor the consummation of the Transactions will constitute a default, or an event that would with notice or lapse of time or both constitute a default under, or violation or breach of Buyers' articles of incorporation or bylaws; and

    (e) to the best of such counsel's knowledge, there is no legal action pending or threatened against either of Buyers which could have a material adverse affect on Buyers.

In rendering its opinion, counsel for Buyers may rely on certificates of governmental authorities and on opinions of associate counsel.

12.4 BUYERS' CORPORATE APPROVAL. Buyers shall have received corporate authorization and approval for the execution and delivery of this Agreement and all corporate action necessary or proper to fulfill the obligations of Buyers to be performed under this Agreement on or before the Closing Date.

12.5 AGREEMENT ON SCHEDULES. At the date of execution of this Agreement by the parties, the form and content of the schedules to this Agreement had not be settled by the parties and it is a condition precedent to Seller's performance under this Agreement that such schedules be settled prior to Closing and shall be initialled by the signing officers of the parties.

12.6 CAPITALIZATION OF BUYERS. Prior to the Closing Date, the Buyers shall have raised and received the proceeds from a share offering of not less than US$7,000,000.


                 ARTICLE 13. SELLER'S OBLIGATIONS AFTER THE CLOSING.

13.1 PRESERVATION OF GOODWILL. Following the Closing, Seller will restrict its activities so that Buyers' reasonable expectations with respect to the goodwill, business reputation, employee relations and prospects connected with the Subject Assets will not be materially impaired. In furtherance but not in limitation of this general obligation, Seller agrees that, for the period of two (2) years following the Closing Date, or as long as Buyers or its assigns or successors in interest carry on a like business in the counties or areas specified, whichever is shorter:

    (a) Seller and its shareholders will not engage in an Adult Movies Business and will execute the non-competition agreement attached as
         SCHEDULE 11.11. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants deemed included in this Section, then this unenforceable covenant shall be deemed eliminated from these provisions for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants to be enforced.

    (b) Seller and its shareholders will not disclose to any person or use for their own benefit any price lists, pricing data, customer lists or similar matters possessed by them relating to the Subject Assets or the business transferred to Buyer unless they first clearly demonstrate to Buyer that such matters are at the time of the proposed disclosure or use of common knowledge within the trade.

13.2 SELLER'S INDEMNITIES. Seller shall indemnify, defend and hold harmless Buyers against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorneys' fees, that Buyers shall incur or suffer, which arise, result from or relate to any breach of, or failure by Seller to perform any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Seller under this Agreement. Notwithstanding any other provision of this Agreement, Seller shall not be liable to Buyer on any warranty, representation or covenant made by Seller in this Agreement, or under any of its indemnities in this Agreement, regarding any single claim, loss, expense, obligation or other liability that does not exceed US$2,500.00; provided, however, that when the aggregate amount of all such claims, losses, expenses, obligations and liabilities not exceeding US$2,500.00 each reaches US$25,000.00, Seller shall thereafter be liable in full for all such breaches and indemnities and regarding all those claims, losses, expenses, obligations, and liabilities.

13.3 ACCESS TO RECORDS. From and after the Closing, Seller shall allow Buyers, and its counsel, accountants and other representatives, such access to records which after the Closing are in the custody or control of Seller as Buyers reasonably require in order to comply with its obligations under the law or under contracts assumed by Buyers pursuant to this Agreement.

13.4 NONSOLICITATION OF EMPLOYEES. Except with the prior written consent of Seller, Buyers shall not, prior to the first anniversary of the Closing, solicit any employee of Seller or of any affiliate of Seller to leave such employment if such employee was at any time between the date hereof and the Closing an employee of any Seller.

13.5 RISK OF LOSS.

    (a) Until the Closing Date the Subject Assets will remain at the risk of Seller. Seller will maintain all risk insurance in respect of loss or damage to or any other casualty in respect of the Subject Assets which provides for loss settlement on a replacement cost basis if the Subject Assets are repaired or replaced and on an actual cash value basis if the Subject Assets are not repaired or replaced. In the event of any loss, damage or claim, in respect of any risk for which insurance is to be carried as aforesaid arising before the Closing Date, Buyers, as an additional condition of closing, will be entitled to be satisfied that the insurers have accepted the claim of Seller for payment in accordance with the terms of the policies. If any destruction or damage occurs to the Subject Assets on or before the Closing Date or if any or all of the Subject Assets are appropriated, expropriated or seized by governmental or other lawful authority on or before the Closing Date, Seller will forthwith give notice thereof to Buyers and Buyers will have the option, exercisable by notice to Seller on or before the Closing Date:

         (i) to reduce the Purchase Price by an amount equal to the cost of repair or, if destroyed or damaged beyond repair or if appropriated, expropriated or seized, by an amount equal to the replacement cost of the assets forming the part of the Subject Assets so damaged or destroyed or appropriated, expropriated or seized and to complete the purchase;

         (ii) to complete the purchase without reduction of the Purchase Price, in which event all proceeds of insurance or compensation for the destruction or damage or appropriation, expropriation or seizure will be payable to Buyers and all right and claim of Seller to any such amounts not paid by the Closing Date will be assigned to Buyers; or

         (iii) to rescind this Agreement and not complete the purchase if; in the opinion of Buyers, such destruction, damage, appropriation, expropriation or seizure is material and in such event Seller and Buyers will be released from all obligations hereunder and the deposit referred to in SECTION 2.1(a) shall be returned to Buyers.


    (b) If Buyers elect to reduce the Purchase Price pursuant to SECTION 13.5(a)(i), Seller and Buyers will at the Closing Date determine the amount of the reduction to the extent that it is then determinable and will undertake to adjust such amount after the Closing Date, if necessary.


                                  ARTICLE 14. COSTS

14.1 FINDER'S OR BROKER'S FEES. Each party shall be responsible for its on costs or for any commission or finder's fee incurred on behalf of that party in connection with the Transactions.

14.2 EXPENSES. Each of the parties shall pay all costs and expenses, including, but not limited to attorneys' fees, incurred or to be incurred by it in negotiating and preparing this Agreement and in closing and carrying the Transactions.


                            ARTICLE 15. FORM OF AGREEMENT

15.1 HEADINGS. The subject headings of the Articles and Sections of this Agreement are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

15.2 ENTIRE AGREEMENT; MODIFICATION; WAIVER. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

15.3 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                 ARTICLE 16. PARTIES

16.1 PARTIES IN INTEREST. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and permitted assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over against any party to this Agreement.

16.2 ASSIGNMENT. No party can assign this Agreement without the express written consent of the other parties. This Agreement shall be binding on and shall inure to the benefit of the parties to it and their respective heirs or legal representatives, and their respective successors and permitted assigns.


                                 ARTICLE 17. REMEDIES

17.1 RECOVERY OF LITIGATION COSTS. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

17.2 CONDITIONS PERMITTING TERMINATION. Subject to the provisions of ARTICLE 3 relating to the postponement of the Closing Date, either party may on the Closing Date terminate this Agreement by written notice to the other, without liability to the other, if any bona fide action or proceeding shall be pending against either party on the Closing Date that could result in a materially adverse judgment, decree or order that would prevent or make unlawful the carrying out of this Agreement.

17.3 DEFAULTS PERMITTING TERMINATION. If a Buyer or Seller materially defaults in the due and timely performance of any of its material warranties, covenants, or agreements under this Agreement, the non-defaulting party or parties may on the Closing Date give notice of termination of this Agreement, in the manner provided in ARTICLE 19. The notice shall specify with particularity the default or defaults on which the notice is based. The termination shall be on the first to occur of the 10th day after such notice or the Closing Date, unless the specified default or defaults have been cured by such time.


                ARTICLE 18. NATURE AND SURVIVAL OF REPRESENTATIONS AND
                                      WARRANTIES

All representations, warranties, covenants and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion or other writing provided for in it, shall survive the Closing.


                                 ARTICLE 19. NOTICES

All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail registered or certified, postage prepaid, and properly addressed as follows:


    Seller:        Douglas Duncan
                   2500 Don Reid Drive
                   Ontario, Canada
                   K1H 8P5

                   Stuart Duncan
                   2500 Don Reid Drive
                   Ontario, Canada
                   K1H 8P5

                   Daniel Bender
                   27357 Valley Center Road
                   Valley Center, California
                   92082

    with copy to:  Jamie Wyllie, Esq.
                   Yegendorf, Brazeau, Seller, Prehogan & Wyllie
                   55 Metcalfe Street, Suite 750
                   Ontario, Canada
                   K1H 6L5

    Buyers:        New Frontier Media, Inc.
                   1050 Walnut Street, Suite 301
                   Boulder, CO 80302

                   Attn.: Mark H. Kreloff

    with copy to:  The Law Office of Mark L. Driver, P.C.
                   3300 East First Ave. Suite 600
                   Denver, CO 80206
                   Attn.: Mark L. Driver

Any party may change its address for purposes of this Article by giving the other parties written notice of the new address in the manner set forth above.


                              ARTICLE 20. GOVERNING LAW

This Agreement shall be construed in accordance with, and governed by, the laws of the State of Colorado.


                              ARTICLE 21. MISCELLANEOUS

21.1 ANNOUNCEMENTS. Seller will not make any announcements to the public concerning this Agreement or the Transactions without the prior approval of Buyers, which will not be unreasonably withheld. Notwithstanding any failure of Buyers to approve it, Seller may make an announcement of substantially the same information as therefore announced to the public by Buyers, or any announcement required by applicable law, but Seller shall in either case notify Buyers of the contents thereof reasonably promptly in advance of its issuance.

21.2 REFERENCES. Unless otherwise specified, references to Sections or Articles are to sections or articles in this Agreement.

IN WITNESS WHEREOF, the parties to this Agreement have duly executed it as of the day and year first above written.



BUYERS:                                New Frontier Media, Inc.



                                       By: /s/ [ILLEGIBLE]
                                           ---------------
                                       Its: President
                                           ----------------------------


                                       Colorado Satellite Broadcasting, Inc.



                                       By: /s/ [ILLEGIBLE]
                                           ---------------
                                       Its: President
                                           -------------------------

SELLER:                                1248663 Ontario Inc.



                                       By: /s/ [ILLEGIBLE]
                                           ---------------
                                       Its authorized signing officer

                           [SCHEDULES TO THE 124 AGREEMENT]
                                    SCHEDULE 1(a)

                           UPLINK FACILITIES EQUIPMENT LIST

DESCRIPTION                    MODEL          SERIAL NUMBER NUMBER/COMMENTS
-----------                    -----          ------------- ---------------
    EXOTICA
Exciter                        WB461          126090
Audio Compressor               MDC 2001       CK277816
TBC                            DPS235         5E235020
VDA                            PHASE 3 108                   2
ADA                            PHASE 3 204A                  2
Monitor                        PANASONIC SB70 EK1650001
Patch panel                    ADC
VAX CPU                        630QY-A2       WF83010504
UNIDEN SAT. RX                 SQ530
Comstream digital RX           DBR401         7929
VCII & scrambler                              SP2000080
VCII & descrambler                            P00150371
terminal                       VT420          TA514F6330
Keyboard                                      HJ432V7987
Smart Ups                      700
Digital Printer                LA75           TY40141234
VARIAN GEN 1 TXMTR.            VZJ2700D4F1    S159XXX


    EXXTASY
VideoProc. Amp.                VPA331N        951222
Audio Processor                MDC2001        520-04584-2794
Patch panel
VAX CPU                                       WF63507157
GI SAT RX.                       650I
VCII & scrambler                              SP2000050
VCII & descrambler                            A020086DB
terminal                       VT420          TA245S9300
keyboard                                      108RX33S-1E
Exiter                         WB461          107
VARIAN GEN II TXMTR.           VZJ2700GAA033  559
Monitor                        S901           KA4420329
Modem                          PM14400FXMT
Micro Mixer                                                  2

    TRUE BLUE
Exiter                         WB461          123
Monitor                        BT-S901Y       KA4440151

TBC                            DPS-235        4K235050
Audio Compressor               MDC2001        520-03719-0793
VDA                            VDA108                        2
Patch panel
VAX CPU                                       WF71610562
DIGITAL RX                     DBR401         7931
SAT RX                         GI 650I
VCII PLUS SCRAMBLER                           S0000003
VCII PLUS DESCRAMBLER                         P00264197
VARIAN GEN I TXMTR                            X31599FG
APC UPS                        600
Micro Mixer                                                  2


    PROMO
VARIAN GEN II TXMTR.           VZJ2700GAA033  317
W/G switch                     24019-G1        27
Dummy Load                     1.5KW
SA video Exiter                7550B
Neico Waveguide switch         24019-G1       16
Neico Waveguide switch                        19
Neico Waveguide switch                        36
Neico Waveguide switch                        26
Neico Waveguide switch                        61
Waveguide switch                              880
Termination                    3KW
termination                                                  2
HYPBIDS                                                      2
AYDIN TXMTR.                   103-E1         4
ANDREW 4.5 meter antenna
l PORT feed
POL control
POL control panel
TX Reject filter
6.1 meter antenna
DE-ICING 6.1 meter
1.8 meter RX only
KU LNB
Block Down Converter           140059         4370000411
Block Down Converter           140059         4370000410
Leitch Video Processing        VPA-331        ?
Dumb Terminal                  VT420          TA412Z9634
Keyboard                       LK401-AA       HJ347E4009
Comstream Digital Broadcast    DBR101         1069
receiver
Video Exiter                   VEL-6-8506     194200
Video Exiter                   VEL-6-8506     194201

Radiation Meter                8616           21009

    TEST EQUIPMENT
TMS                            3551A          2214A12107
Radiation Meter                8616           21010
Radiation Probe                8621C          22015
Vector Scope                   520A           833079
Power Meter                    436A           2709A27119
Transmission set test          3555B          0992A03445
Test oscillator                654A           0951A02640
Spectrum analyzer              757            1416A02117
Frequency Counter              534A           2805
Video Waveform Monitor         RM529          M0D1880
Video Waveform Monitor         RM529          14423

    TECHS
Racks
83"                                                          with 2 power bars
85"                                                          with 1 power strip
                                                             & 1 power bar
86"                                                          with 2 power strips
Work Bench 6                                                 with upper shelf
Desk 5                                                       1
Chairs                                                       2
Shelf 4                                                      1
Book shelf 34"                                               1
Book Shelf 48"                                               1
Storage Cabinet 3x6                                          2
3 phase 225 Amp power panel    NLAB442A                      l
3 phase 50 amp breakers                                      4
30 amp Dual                                                  1
15 amp                                                       7
15 amp Dual                                                  1
60 amp Dual                                                  1
40 amp Dual                                                  1
3 phase 225 Amp Power panel    NBC324                        1
3 phase 50 amp Breakers                                      2
15 amp                                                       7
30 amp                                                       1
Dehydrator                                                   1
Misc. Tolls                                                  1
75 Kua 600v Transformer                                      2
45 Kua 600v Transformer                                      1
Air handling mix units                                       2
3 pole 600v CCT Breakers                                     3
100x3 Interconnect cable                                     between Pwr rm. &
                                                             transformers
125 amp 3 phase panel          QL424125                      antenna deice
50amp 2 pole                                                 2
15 amp                                                       2



    LIBRARY
cabinets full frame pullout    70027                         2
1/2" large Betacam shelves     T7402                         24
Add-on frame pullout cabinet   70028                         1
1/2" large Beracam shelves     T7402                         6
7 rack Stationary shelves                                    9
6 rack Stationary shelves                                    4 - 15 Beta/shelf
                                                             capacity
6 rack Stationary shelf                                      1 - 20 Beta/shelf
                                                             capacity
3x6x1 steel storage shelf                                    1
3x6x2 steel storage shelf                                    1
6x6x2 steel storage shelf                                    2


    UPSTAIRS SCREENING
Betacam recorder               UVW-1800       11858
3/4" U-matic recorder          VO-5600        25568
3/4" U-matic recorder          VO-5850        20248
Audiolab Tape Degausser        TD511560       51404


    PROGRAMMING OFFICE
3x6x1 steel storage shelf

6 rack stationary shelf                                      15 Beta/shelf
                                                             capacity
5x2.5 office desk
3 shelf computer trolley
Samsung Syncmaster 3Ne                        H1BD900695     Color computer
                                                             monitor
Hewlett Packard Vectra VL                     MX55050221     Pentium computer
5/75 series 3


RACK 1- PLAYOUT AREA
19X32X84 INCHES

Leitch lolo generator
  inseter                      LGI-1302N
Hedco Hedline 4x1 switch       SVS 345        A932188        SVS 345
Hedco Hedline 4xl switch       SVS 345        A931938
Hedco Hedline 4x1 switch       SVS 345        A932187
Leitch Sync pulse generator    SPG-1302N      9607586
PP1 ADC 24X2 Audio patch
panel
HEDCO (10 VIDEO DAS)           DA-6000        87C170
PP2 26X3 Video patch panel

PP3 26X3 Video patch panel
PP4 26X3 Video patch panel
PP5 26X3 Video patch panel
PP6 26X3 Video patch panel
PP7 26X3 Audio patch panel
WBS Audio DA                   M605A                         5
PP8 26X2 Audio patch panel
LEITCH DA                      FR-662         841437
   (7+2POWER SUPPLIES)

ROLLING RACK - PLAYOUT AREA
26X18X36 INCHES
Monitor - JVC 8 INCH                          10132484
Computer monitor- TTX 15                      2E1-61006011
INCH
COMPAQ DESKPRO 5100                           6617HWZ5P990
PENTIUM COMPUTER
COMPAQ KEYBOARD                               1LJ39D302954

RACK 2 - PLAYOUT AREA
19X32X84 INCHES
Monitor - PANASONIC 8                         KA3350366
INCH
Monitor - BURLE 8 INCH                        117721
Monitor - Sony 8 INCH                         2005004
Monitor - Sony 8 INCH                         2000515
Panasonic WJ-MX50 Digital
AV mixer
Plastic Trays
Tektronix type 528 Wavefrom
monitor
Tektronix 1420 NTSC                           B040742
Vectorscope
Monitor - CITIZEN 9 INCH                      31201696
Fostec Personal Monitor        6301B          0236580KU
speaker
Videoquip Research PHASE 3     RS-41A         6317
stereo audio 4X1 RTR
Videoquip Research PHASE 3     RS-41V         6316
video 4X1 RTR
Sony Betacam SP                PVW-2600       13190
Videocassette player
rack drawer 17X18X5" DEEP

RACK 3 - PLAYOUT AREA
19X32X84 INCHES

Monitor - HITACHI 13 INCH                     3060578
Dorrough Loudness monitor      MODEL 40-A
Dorrough Loudness monitor      MODEL 40-A
Sony Betacam SP                PVW-2600       15379
Videocassette player
Sony Betacam 5P                PVW-2600       11677
Videocassette player
Videotech VIS-1201 12X1
switcher
ALPHA STAR STARTRAK                           PIHB0040854
1000
Satellite receiver
Monitor - Panasonic 8 INCH                    KA4420172
Monitor - Panasonic 8 INCH                    KA6230050
Sony Betacam SP                PVW-2600       12829
Videocassette player


RACK 4 - PLAYOUT AREA

19X32X84 INCHES
Monitor - Burle 8 INCH                        117712
Monitor - JVC 8 INCH                          7030254
Clock
Sony Betacam SP                PBC-2600       401
Videocassette player
Sony Betacam SP                PVW-2600       104030
Videocassette player
Sony Betacam SP                PVW-2600       15294
Videocassette player
Sony Betacam SP                PVW~2600       15256
Videocassette player
Ravk drawer 17X18X5" DEEP
Panasonic Editing              AG-A770        2A1574KB
Controller power supply


EXXXTASY/TRUE BLUE PLAYOUT
CABINET 72X57X78 INCHES
Monitor - Burle 8 INCH                        109112
Monitor - Burle 8 INCH                        117731
Monitor - Burle 8 INCH                        92545
Monitor - Burle 8 INCH                        92559
Monitor - Bur1e 8 INCH                        92521
Monitor - Burle 8 INCH                        92525
Monitor - JVC 8 INCH                          10132495
Monitor - JVC 8 INCH                          10132489
Monitor - Citizen 9 INCH                      31201462
Monitor - Citizen 9 INCH                      31201241

Monitor - Sony HR                             2015899
TRINITRON 13"
Fostex personal Monitor        6301B          0236579KU
speaker
Fostex personal Monitor        6301B          0235566KI
speaker
Dorrough Loudness Monitor      40-A
Dorrough Loudness Monitor      40-A
Thomson CSF                    5500A
LABORATORIES INC.color
corrector
Thomson CSF
LABORATORIES NC. Color
collector Remote
5TH DIMENSION logo
ON/OFF switch
Tektronix type 528 Waveform
Monitor
Tektronix 1420 NTSC
Vectorscope
5TH DIMENSION VCR TBC
Remote control panel
5TH DIMENSION VCR TBC
Remote control panel
5TH DIMENSION audio
monitor control panel
Panasonic systems Editing      AG-A770
controller
Panasonic special Effects      WJ-5500A
generator/switcher
Viewfinder transport controller                               2
Videotek 12X1 switcher         VIS-1201
Monitor - Commodore 13"         1084S         1052733
Commodore Armiga 2000 HD       CA1077135
CPU
Commodore Armiga keyboard      MT9004
Rolling cabinet                                               24X24X32"

        VIEWING ROOM
Monitor - JVC 8 INCH           TM-923         7030255
Sony Betacam SP                PVW-2800       20630
Videocassette recorder
Sony Betacam SP                UVW-1600       10457
Videocassette player
Monitor - HITACHI 13 INCH                     3080612
Monitor - Panasonic 13"        CT-1331YC      FE4250100

Tektronix                      l740A          B015212
Waveform/vectorscope monitor
Sony Dynamic                                  MDR-7502       stereo headphones
Monitor-Sanyo 13"              VMC-7514       H8201655
Table                                                        60X30X29"
Cabinet                                                      60X68X16"
Rolling Table                                                47X33X32
Cabinet                                                      27X22X48

     RACK 5 - VIEWING ROOM
Videoquip audio amplifier      MP204A         6640
Digital video systems TBC      DPS-170        60530126
PP1 26X1 video patch panel
PP2 26X3 audio patch pane1
Panasonic S-VHS                AG-7355        L1TB00065
Videocassette recorder
Sony Betacam SP                PVW-2800       17174
Videocassette recorder
Sony 3/4 INCH U-MATIC          BVU-800        15430
Videocassette recorder
Sony Betacam SP                UVW-1200       10652
Videocassette player
Rack drawer                                                  l7X18X5
SES COM stereo line driver     PO-55
APHEX 10/4 Interface           124A           10356

     RACK 6 - VIEWING ROOM
PP1 26X3 Audio/video patch
panel
Videoquip Research PHASE 3     VDA-l08        6323
video DA
Sony Betacam SP                PVW-2600       15440
Videocassette player

          OTHER ITEMS
Chairs                                                       8
Tables                                                       2 - 60X30X27"
4 Drawer legal size fi1ling
cabinet
Desk with 4 drawers                                          60X30X29
Room divider                                                 60X73"
12" fan
12 Pigeon-hole message sender
5-slot wall-mounted file holder
Combination peg board/white                                  23X35"
board

Horizontal blind                                             47X84"
Horizonta1 Blind                                             2 - 24X84"

          EDIT SUITE
Ampex ADO 3000 Keyboard        1420180-016    1631189
ADO Terminal W/disk drive      1465092-030    971939
ADO preview monitor-Sanyo      VMC-7514       H 8101590
Audio Patch panel x 24 input   N/A            N/A
Video Patch panel x 24 input   N/A            N/A
Amiga Computer                 3000           MT 9201        Tower W/Toaster
Sony Betacam P1ayer            PVW-2600       10430
Sony Betacam Recorder          PVW-2800       20630
Panasonic S-VHS Recorder       AG-D5850P      F4T00436
Panasonic TV Monitor           BT-S9014       KA4420172
Panasonic TV Monitor           BT-S9014       KA3350366
Panasonic TV Monitor           BT-S1360Y      FE4120037
TTX Computer Monitor           TTX-3501       424A046672
Leitch Video D.A.              FR-662
Leitch Video D.A. rack frame   (A) FR682AV
Waveform/Vectorscope           Tektronix 1740  B011764
Videotek Prodigy Switcher                     1950560
Videotek Prod.Frame                           1950561
Panasonic Edit controller      AV-950         H3A1336D1
Keytronic keyboard (edit input)EO3435         6159366
SoundCraft Audio mixer         RW1277         851
SoundCraft mixer power supply  CPS 150        RW8000 020356
SoundCraft GPI interface       VSA 24 II
Peavey Interface Amplifier     1A 10/4 W/O    7521237
Peavey Interface Amplifier     1A 10/4 W/O    7521241
Sony Compact Disk player       CDP-311        A700765
Tectonix audio cassette player RS-TR979       FH3BA01358
Samson audio amplifier                                       Servo 150
Ramsa speakers 160 watts       WS-A10-K       372005
Ramsa speakers 160 watts       WS-A10-K       372006
Burle B&W monitor              TC1909         92545
Burle B&W monitor              TC1909         92559
T.B.C. Remote controller                      RMC 11         Grimms Enterprises
Winstead Edit console                                        W/22.5" metal
                                                             racks
3 level wood shelf unit-                                     custom made
monitors
metal tape shelves                                           2
4 wheel computer workstation                                 2
high back 5-wheel chairs                                     2
1 Microphone stand
Microphone boom/holder
Electrovoice 635-A microphone                                2
power bars                                                   3
Monitor                        TMA-9U         1603044        shop use
VTR Betacam                    PVW-2600       15305          under repair
Character Generator            WJ-KB50        3XZ04473       spare
Character Generator            WJ-KB50        20Z00815       spare
Video DA                       LEITCH         A940244        spare
Video switcher                 RS 41-V        6659           to be installed
Audio switcher                 RS 41-A        6660           to be installed
Audio Meter                    VP-2           6633           to be installed
Audio Meter                    VP-2           6318           to be installed
Audio DA                       ADA 204 A      6320           to be installed
Effect Generator               WJ-MX 50       3XA03302       spare
VHS VCR                        SVP-3000       0010145-D4     under repair
VHS VCR                        SLV-770HF                     under repair
Computer interface             ISP-15         1001           spare
Computer interface             ISP-15         1002           spare
Computer interface             ISP-15         1003           spare
Computer interface             ISP-15         1004           spare
Computer interface             ISP-15         1005           spare
Computer interface             ISP-15         1006           spare
Effect Generator               WJ-5500        52516          under repair
Service manual Sony                           UVW 1600/1800
                                              vol.1
Service manual Sony                           UVW 1600/1800
                                              vol.2
Service manual Sony                           PVW 2600
                                              vol.l
Service manual Sony                           PVW 2600 vol.2
Head protrusion Meter
Weller soldering station
Ditheral adjusting screw                      J-6080-013-A   4
Drum eccentricity gauge                       J-6001-820-A   1
Drum eccentricity gauge                       J-6001-830-A   l
Drum eccentricity gauge                       J-6001-840-A   l
Drum eccentricity gauge                       J-6087-000-A   1
Flatness plate                                J-6086-570-A
Rell table tension gauze                      J-6080-011-A
Reel motor shaft gauze                        J-6320-870-A
Reel motor shaft jig                          J-6150-960-A
Inspection mirror                             7-723-902-00
Tension scale 50G                             7-723-050-20
Tension scale 100G                            7-723-050-30
Tension scale 20G                             7-723-050-01
Tension scale 500G                            7-723-050-50
Alignment tape                 CR2-1B         8-960-096-01
Alignment tape                 CR5-1A         8-960-096-01

Thickness gauge                               9-911-053-00
Tentelometer
Wire clearance gauge                          J-6152-450-A
Reel high table gauge                         J-6320-680-A
Tension regulator                             J-6190-800-A
Thickness gauge                               J 6041-670-A
Tape guide adjust tool                        J 6321-500-A
Dial tension gauge
Cassette reference
Tension adjust fixture
Extension board
L shaped wrench                                        2
wrench
Extension board                EX 278         J-6332-780-A
Extension board                               A-6766-389-A
Extension board                EX 279
Thickness gauge                               J 6041-670-A
Tape guide adjust tool                        J 6321-500-A
Dial tension gauge
Cassette reference
Tension adjust fixture
Extension board
L shaped wrench
L shaped wrench
wrench
Oil NT 68
Extension board                EX 278         J-6332-780-A
Extension board
Extension board                EX 279
Work bench
chair
Rubbermaid mobile cart

MILD FINANCING EQUIPMENT

PVW 2800 Betacam SP                           21351
Recorder
PVW 2600 Betacam SP Player                    15294
PVW 2600 Betacam SP Player                    15305
PVW 2600 Betacam SP P1ayer                    15213
PVW 2600 Betacam SP Player                    15440
S-VHS Recorder SONY SVT                       10145
3000
UVW-1200 Betacam SP Player                    10652
DPS 235 TBC Frame SYNC.                       4K235050
TEKTRONIX 1740A                               BO 15212

WFM/VECT
TEKTRONIX TSG 130A
GEN.AUD/VID
AUDIO Monitor MP 204A                         6640
PHASE 3 Extended Range                        6633
Audio Meter
RS 41V 4X1 Video Routing                      6659
RS 41A 4X1 Stereo Audio                       6660
Routing
RS 41V 4X1 Video Routing                      6316
RS 41A 4X1 Stereo Audio                       6317
Routing
ADA 204 A Audio DA                            6638
VDA 108 Video DA                              6319
ADA 204 A Audio DA                            6320
VDA 108 Video DA                              6323
ADA 204 A Audio DA                            6321
VDA 108 Video DA                              6635
Phase 3 Extended Range Audio                  6318
Meter
ISP-15 Computer Interface                     1001
ISP-15 Computer Interface                     1002
ISP-15 Computer Interface                     1003
ISP-15 Computer Interface                     1004
ISP-15 Computer Interface                     1005
ISP-15 Computer Interface                     1006
386 PC Computer & VGA
Monitor
PELCO VS5104 Video                            1682 4K
Switcher
APHEX 10/4 Audio Interface                    10356
Model 124A
HITACHI CM 151U Color                         3060578
Monitor
HITACHI CM 151U Color                         3080612
Monitor
HITACHI CT 1396VM                             S4E036167
Video/Audio Monitor
SANYO VMC-7514 Co1or                          H8101558
Audio/Video
SANYO VMC-7514 Color                          H8101472
Audio/Video
SANYO VMC-7514 Color                          H8101590
Audio/Video
SANYO VMC-7514 Color                          H8101437
Audio/Video

SANYO VMC-7514 Color                          H8201655
Audio/Video
MCL Klystron Power Amps                       1363
MCL Klystron Power Amps                       1364
Aydin Klystron Power Amp
Miteq video exciters (2)                      194201
Uniden Satellite Receivers (2)
Domestic 2.4 metre TVRO.
Make unkhown
Mitsubishi UPS 30KVA
4kw Exide UPS
Miteq Transmit Interface Unit                 194650
Specialty uWave 1:1 Protection                3379-001
switch
VA936L 12 Varian 12 ch                        71226
klystron tubes
VA936L 12 Varian 12 ch                        71170
klystron tubes
Thompson 12 ch klystron tube                  OOO.26O
Delta 30 kva transformer 600-
380 VAC
transformer
General Instruments 1.2m vsat
Comstream modem
lot of waveguide and w/g
switches
Square D AC mains enclosed
switches (4)
3 phase 125 amp distribution
box
Videocipher RS Module



                                    SCHEDULE 1(b)


                              CALL CENTER EQUIPMENT LIST



DESCRIPTION                     MODEL   SERIAL NUMBER       NUMBER
-----------                    ------   --------------      ------
FURNITURE

24x45 desk oak                                               3
pull-out shelf oak                                           7
30x60 flush right oak                                        1
paper catcher oak                                            1
kd mini station oak                                          2
opus chair gas lift blue                                     7
45"x53" chair mat                                            8
4 dr lateral gray                                            1
stat cabinet gray                                            1
30x48 adj table gray                                         1
letter tray                                                 12
wastebaskets gray                                            6
24x45 desk oak                                               6
opus chair gas lift blue                                     6
pull-out shelf oak                                           6
4 dr lateral gray                                            1
letter tray                                                 12
45"x53" chair mat                                            6
blinds                                                       6
high back chair                                              4
30x48 desk oak                                               3
36x72 desk oak                                               1
2 dr lateral oak                                             1
30x48 desk oak                                               5
opus chair gas lift burgundy                                 8
pull-out shelf oak                                           5
45x43 chair mat                                              5
letter tray                                                 14
4 dr lateral gray                                            1
Stat cabinet gray                                            1
opus chair gas lift burgundy                                 2
45x53 chair mat                                              1
wastebasket gray                                             5
legal tray                                                   2
30x60 sierra 2+2 oak                                         1
4 dr lateral gray                                            1
36x72 desk oak                                               1
45x53 chair mat                                              2
4 dr lateral gray                                            1
30x60 sierra 2+2 oak                                         3
steno chair blue                                             2
steno chair burgundy                                         2
20x72 oxford cred oak                                        2
2 dr lateral oak                                             1
60x60 divider blue                                           3
60x60 divider came                                           3
30x60 desk oak                                               3
20x45 desk oak                                               1
steno chair burgundy                                         4
hi back leather burgundy                                     2
visitor tweed burgundy                                       2
tower comp stn oak                                           1
letter tray burgundy                                         6
Phone Equipment
cables bix, installation etc
Work Station                                                 1
winsted work surface                                         2
winsted editor shelf                                         2
Booth                                                        1
Kraus "Consortium" carpet                                    1
roller blinds                                                5
chairs black                                                41
6' bookcase mahogany                                         2
stationary stool black                                       6
PV-4366 SVHS recorder player                                 l
TV stand                                                     1
SLV-730 VHS VTR (Sony)                                       2
T-160VB CHS Tapes (10)                                       2
WS-A10 PA Speakers                                           2
PA-Serv0150 PA Power Amp                                     1
inv 13681 tv's                                               2
desk 24x42                                                  38
single panel 42x24                                          23
filler bar to connect tables                                21
sliding shelf for keyboard                                  38
1 drawer unit 18 1/2 x 16 1/4 x 7                           38
panel filler                                                13
3 drawer mobile file                                         3
table 36x30x29                                               1
filler bar                                                   2
decorative moulding                                          2
2 drawer lateral file                                        1
open desk bookcase 60x12x24                                  2
desk 60x30x29 fill modesty panel                             1
desk 60x30x29 with 3/4 modesty panel gray                    2
avm- 1423 television (Sony)                                  4
VHR-9417 Sanyo VHS VCR                                       2
DT331 Beyer Dynamic Headphones                               4
36x72 wood top bench                                         2
Gas drafting chair                                           2
Stat cabinet tan                                             l
blue frey panel 18x40                                        4
blue gray panel 60x60                                        2
blue gray panel 18x80                                        3
blue gray panel 30x80                                        6
overhead flipper door cabinet                                2
counter surface 60 x l8                                      3
counter surface 61x18                                        2
open bookshelf 60x14x7 gray                                 12
Steel shelf unit                                             1
Desks                                                        4
Booth                                                        1
4dr Lateral Grey Filling Cabinet                             1
Desk 36 X 72                                                 1
Shelves 60x 14x7                                             4
Tape Storage Cabinet                                         1
Filling Cabinet                                              1
BBS Shelf                                                    1
tape cabinet                                                 1
Filling Cabinet                                              l
Desk                                                         2
7.5 ft Sat dish
Feed system: chaparral PR1 polarotor c/w
cal
 amp 25 deg LNB
Von Weise actuator
4.5" to 3.5" reducer red 4535
Dual RG6 sat ribbon cable
Installation including 15' pole, 660lbs
concrete
UHF remote
2dr filling cabinet grey                                     1
4dr Filling Cabinets                                         2

COMPUTER SOFTWARE

207-0151AV311 win for gruops V3.11                           2
Kallista mom & objectspy V2.0 bundle                         1
menu object mgr additional lan user                          2
objectspy, additional lan user                               2
wool2wool ezdialogs                                          1
021-051v420 ms office win 4.2(3.5")                          1
02l4050v420 office mlp (regular)                             9
MYOB                                                         1
Maverick 540MB INT IDE 3.5"                                  1
3D STUDIO                                                    1
Time Clock                                                   1
100-19317-00, graphics xpression 2mb ISA                     1
050-052-950 windows'95 upg cd                                2
vga cable db 15 M-to-F 6                                     1
PDC8023A-T16 Concentrator 16                                 1
port/tpcdax
WFUL16005 Winframe 5 User Lic pk                             1

86-751 Avail HSM Base Netspace                               1
86-752 OLHP20 Capacity Kit for HP Avail                      1
Video over the internet                                      1
Corel Print House                                            1
CWWPS70-UG-CAN0 WP suite v7.0 upg                            1
cd'95
12-00-02477 winfax pro v7.5 cd w95                           1
Office Pro 97 w/bookshelf                                    1
FirstLink Activation software
203-00101 Visual Basic Pro 5.0 Upg CD                        1
021-00703 Up Office CD                                       1
FLD20D01, Macromeida Flash V2.0                              1
Go Software - Charging Interface between
Netserver and CTS Software
EG Software Webtrand (usage taking)
CTS Subscription software


TELEPHONE SYSTEM

SX2000 Microlight Basic System                               1
SX2000 Light Software and Practices                          1
Megalink /ISDN Node                                          1
Communications Processor Card                                1
ON Premises Line Card (16ports)                              1
DNI Line Card (16 ports,32 Channel)                          4
E & M Tie Trunk Card (4ports)                                1
Traffic Reporting Software                                   1
Answer Plus MCD Software                                     1
HCI Basic Telephony Software                                 1
HCI Advanced Telephony Software                              1
HCI 100 Agent Software                                       1
ANI/DNIS Software                                            1
Superconsole 1000                                            1
Superset 420's                                              59
2103 Sync/Async datasets                                     3
Fibre Optics Jumper Cable                                    1
Interalia 4 Port RAD with battery Backup                     1
TASKE ACD Report Generator/Call centre
 Management Software                                         1
TIE VMX 4002 or 2002 8 Port Voicemail
 system with auto attendant                                  1
AP 900 UPS                                                   1
H5 1 Plantonics Headsets                                     5
M10 Modular Adaptor Base                                     5
H51 Plantonics Headsets                                     10
M10 Modular Adaptor Base                                    10

COMPUTERS

HP Vectra                       486/66        3401S01112
Clone                           486/40        N/A
HP Vectra                       486/66        3332A04367
NEC                             586/90        5917834UN
Clone                          486/100        N/A
Clone                          686/200        97013390
HP Vectra                       586/75        MX55050533
HP Vectra                       486/33        33390S3190
Compaq                         586/100        148130-003
HP Vectra                       486/66        3449Y00536
HP Vectra                       486/33        3407A00444
HP Vectra                       486/33        3237A07590
HP Vectra                       486/33        3404A00157
AST Bravo                      586/100        375AQJ010836
Clone                           486/33        N/A
Clone                           486/40        N/A
Clone                           486/33        B.T.C. 04252
HP Vectra                       486/33        3248500329
Clone                           486/40        N/A
HP Vectra                       486/33        3324A00149
HP Vectra                       486/33        3323F21007
HP Vectra                       486/33        3237A07322
HP Vectra                       486/33        3340500237
HP Vectra                       486/33        3407A07012
Clone                           486/40        N/A
AST Bravo                      586/100        375AQJ01 1529
AST Bravo                      586/100        375AQJ011541
AST Bravo                      586/100        375AQJ011518
AST Bravo                      586/100        375AQJ010823
AST Bravo                      586/101        375AQ3010315
AST Bravo                      586/100        375AQJ01 1554
AST Bravo                      586/100        375AQJ010329
HP Vectra                       586/75        MX55050416
HP Vectra                       586/75        MX55050643
HP Vectra                       586/75        MX55050631
HP Vectra                       586/75        MX55050398
HP NetSrv                       586/66        3438Y22189
HP Vectra                       486/66        3402A02407
Compaq                          486/66        A507HNC3G10
HP XU                          586/133        SG53300170
AST Bravo                      586/100        375AQJ010329
HP Vectra                      586/133        US64050404
HP NetSrv                       486/66        3319S00216

HP Vectra                      586/166        US61454975
HP Vectra                       486/66        3449Y00543
HP Vectra                       486/66        3502Y01193
HP Vectra                       486/66        3502Y60988
HP NetSrv                       586/66        3434S21054
Pinnacle Micro               CD Burner        447100408
HP Scanjet                     Scanner        3265A45856
TTX                            Monitor        740014237
TTX                            Monitor        274B007673
TTX                            Monitor        30121095
TTX                            Monitor        5130273815
TTX                            Monitor        630854423
TTX                            Monitor        43 9770243AL
TTX                            Monitor        3430211636
TTX                            Monitor        5130029914
TTX                            Monitor        30476091
IBM                            Monitor        14 Inch/No Seria1
TTX                            Monitor        494A005057
TTX                            Monitor        540012980
Mistsubishi                    Monitor        303015008
TTX                            Monitor        165A011016
TTX                            Monitor        439780500AJ
TTX                            Monitor        KFO-53907449
TTX                            Monitor        4325601 08AI
TTX                            Monitor        4505700032AM
TTX                            Monitor        2140012434
TTX                            Monitor        30368928
TTX                            Monitor        439770245AJ
TTX                            Monitor        439780036AJ
TTX                            Monitor        KFO-53907173
TTX                            Monitor        30252725
TTX                            Monitor        24001427
TTX                            Monitor        240001311
TTX                            Monitor        20406079
TTX                            Monitor        240001075
TTX                            Monitor        439780498AJ
TTX                            Monitor        30371000
TTX                            Monitor        240001257
TTX                            Monitor        2140012432
TTX                            Monitor        KFO-53907180
TTX                            Monitor        KFO-53907367
TTX                            Monitor        KFO-53907253
TTX                            Monitor        KFO-53907453
TTX                            Monitor        KFO-53907249
TTX                            Monitor        2E1-61006274
TTX                            Monitor        KFO-53907171

TTX                            Monitor        KFO-53907459
TTX                            Monitor        AFO-51902907
TTX                            Monitor        KFO-53907141
TTX                            Monitor        KFO-53907238
EverVision                     Monitor        MNG-1 1200306
TTX                            Monitor        5130029763
TTX                            Monitor        5130029759
TTX                            Monitor        4530005163
BLACKBOX
BLACKBOX
BLACKBOX
TTX                            Monitor        439780030AJ
BLACKBOX
BLACKBOX
BLACKBOX
BLACKBOX
Clone                           486/33        N/A
Clone                           486/33        N/A
Clone                           486/33        B.T.C. 04166
HP Vectra                       486/40        3406A07048
HP Vectra                       486/33        3304A19063
HP Vectra                       486/33        3318500681
HP Vectra                       486/33        3237A07585
HP Vectra                       486/33        3339S02378
Clone                           486/33        N/A
Clone                           486/33        N/A
HP Vectra                       586/75        MX55050232
HP Vectra                       586/75        MX55050245
HP Vectra                       586/75        MX55050182
HP Vectra                       586/75        MX55050154
HP Vectra                       586/75        NX55050239
HP Vectra                       586/75        MX55050248
HP Vectra                       586/75        MX55050074
HP Vectra                       586/75        MX55050157
HP Vectra                       586/66        MX55050233
TTX                            Monitor        3930001976
TTX                            Monitor        KFO-53907366
TTX                            Monitor        KFO-53907361
TTX                            Monitor        KFO-53907364
TTX                            Monitor        KFO-35907165
TTX                            Monitor        KFO-53907162
TTX                            Monitor        KFO-53907450
TTX                            Monitor        KFO-53907357
TTX                            Monitor        384A005811

PRINTERS

Panasonic                                     3FMBNH49841
Panasonic                                     3FMBNH49825
Epson                                         40U1I09152
HP DeskJet 660C                               SG5BI1C04B
IBM Lexmark                                   11-A1916
Mitsubishi                                    M63257
Lexmark Optra R                               11B9752
Genicom                                       9625-D-33518
HP 4 Plus                      Printer        JPGK241537

                                     SCHEDULE 1.1

                         UPLINK MANAGEMENT SERVICES AGREEMENT

                                      [attached]

                                     SCHEDULE 1.1


                         UPLINK MANAGEMENT SERVICES AGREEMENT



THIS AGREEMENT made as of the ______ day of __________, 1997.



BETWEEN:

                        COLORADO SATELLITE BROADCASTING, INC.
                a corporation incorporated under the laws of Colorado


                                       ("CSB")

                                       - and -


                                 1248663 ONTARIO INC.
                 a corporation incorporated under the laws of Ontario


                                       ("124")



WHEREAS CSB is engaged in the adult movies business (the "Business");

AND WHEREAS under the terms of an Asset Purchase Agreement made September 5, 1997 among New Frontier Media, Inc., CSB and 124 (the "Asset Purchase Agreement"), the parties hereto have agreed to enter into this Agreement;

AND WHEREAS CSB wishes to engage 124 and 124 wishes to be so engaged to provide the Services, as, defined in SECTION 1, on behalf of CSB;

NOW THEREFORE THE PARTIES AGREE as follows in consideration of the payment of $2.00, the receipt and sufficiency of which is hereby acknowledged:


                       ARTICLE 1. PROVISION OF SERVICES BY 124

124 agrees to operate, maintain, manage and sustain analog turnkey uplink, playback and editing facilities utilizing the Leased Assets to transmit CSB's programming on up to four C-Band satellite transponders serving the United States market (the "Services"). 124 warrants that the playback and uplink to such transponders, taken together, shall be available 99.5% of the time during each year of the Term (as defined below). 124's responsibilities hereunder shall include those duties set out in SCHEDULE "A". 124 expressly covenants to perform the Services and all functions necessary for the operation of the Uplink Facility as defined below. In order to assist 124 in this regard, CSB shall have one of its own employees at the Uplink Facility; such employee shall be familiar with all current programming needs of CSB; such employee shall comply with all reasonable rules and regulations from time to time implemented by management of the Uplink Facility.


                      ARTICLE 2. LEASE OF EQUIPMENT BY COLORADO

2.1 LEASE. in consideration of the provision of Services by 124 in accordance with the terms hereof, CSB agrees to lease to 124, for the Term those assets (the "Leased Assets") identified on SCHEDULE "B" for a nominal lease payment of US$2.00.

2.2 TITLE. Title to the Leased Assets shall at all times remain in CSB and at no time during the Term shall title become vested in 124. Immediately upon termination of this Agreement provided CSB is not then in default under this Agreement, 124 shall release the Leased Assets to CSB and the Leased Assets shall be removed from 124's premises at CSB's expense within 7 days after the final day of the Term. All Leased Assets will be returned to CSB in the operating order, repair and condition and in as good a condition as when originally delivered to 124, ordinary wear and tear excepted, and be free and clear of all liens other than those placed thereupon by CSB.

2.3 SECURITY INTEREST. CSB may register a security interest in the Leased Assets as against 124 under the PERSONAL PROPERTY SECURITY ACT (Ontario) as a cautionary filing for a period of three years which registration will be discharged upon termination of this Agreement and the fulfillment of any obligations owed by 124 to CSB under this Agreement.

2.4 REMOVAL OF LEASED ASSETS. The Leased Assets shall not be removed from the Uplink Facility (as defined below), or the New Uplink Facility (as defined below), without the prior written consent of CSB except where any of such Leased Assets require off-site repair and maintenance.

2.5 MAINTENANCE COSTS. All labor costs related to the maintenance of the Leased Assets shall be the responsibility of 124. 124 shall maintain industry-accepted maintenance and repair standards. Subject to SECTION 2.6, 124 shall invoice
CSB, and CSB shall pay 124 upon receipt thereof, for all actual costs incurred to purchase replacement parts for the Leased Assets or to replace any of the Leased Assets. 124 shall not purchase any replacement part for the Leased Assets with a cost exceeding US$5,000 without the prior consent of CSB and 124 shall not be responsible for any service failure under this Agreement caused by any delay in obtaining such consent.

2.6 LOSS OR DESTRUCTION. In the event of any loss or destruction of any Leased Assets attributable solely to the negligence or wilful misconduct of 124, its subcontractors, or their employees, 124 shall provide a substitution therefor of comparable quality which substitution shall be deemed to form part of the Leased Assets.

2.7 ADDITIONAL ASSETS. Subject to SECTION 2.5, if 124 requires assets other than the Leased Assets to comply with its obligations hereunder, the responsibility for obtaining such assets, which shall not form part of the Leased Assets, shall be that of 124.

                                                                            3
2.8 INSPECTION RIGHTS. CSB shall have access to the Leased Assets at all times. CSB shall have the right, during 124's normal business hours and upon reasonable notice to 124, to inspect 124's records with respect thereto provided that CSB will conduct no such inspection which is likely to disrupt 124's business operations.

2.9 LICENSES, ETC. 124 shall maintain in effect, all licenses certificates, permits, approvals and consents required by applicable law or by any governmental body, agency or authority in connection with the use, operation and maintenance of the Leased Assets and the Uplink Facility and no proceedings which may result in the revocation, cancellation, suspension or modification of any such licenses, certificates, permits, approvals or consents shall occur without notice to CSB.

2.10 CONDITION OF ASSETS. CSB leases the Leased Assets to 124 on an as-is, where-is basis and except as otherwise expressly stated in this Agreement, CSB expressly disclaims and makes no representation or warranty of any sort in respect of the Leased Assets. 124 expressly covenants that it has reviewed all the Leased Assets and that the same are sufficient and necessary for the provision of the Services.


                                   ARTICLE 3. TERM

The term of this Agreement (the "Term") shall run for a period of a period of 3 years from the "Closing" (as that term is defined in the Asset Purchase Agreement).


                                   ARTICLE 4. PRICE

4.1 MONTHLY FEE. CSB agrees to pay to 124 the sum of US$80,000 per month plus applicable taxes (the "Monthly Fee"). The Monthly Fee shall be payable by wire transfer or by delivery of a certified cheque to be received by 124 on the _____ day of each calendar month during the Term.

4.2 TAXES. CSB will be subject to any goods and services tax under the EXCISE TAX ACT (Canada) and any other consumer, retail, use or value-added tax that may be chargeable in respect of the Monthly Fee.

4.3 INTERRUPTION. In the event of interruptions of the Services as a result of failure by 124 to satisfy the terms and conditions hereof (which failure is not coincidental with an event of Force Majeure), the Monthly Fee payable by CSB to 124 during the next calendar month shall be reduced pro rata having regard to the proportion that the time of the interruptions of services bears to the total number of hours in such month.

                             ARTICLE 5. EARLY TERMINATION

5.1 PAYMENT ON EARLY TERMINATION. If CSB desires to terminate this Agreement prior to the end of the Term, CSB shall give 124 not less than 30 days prior written notice of its desire to do so and shall pay to 124, not as a penalty but as a pre-estimation of damages sustained by 124, an amount equivalent to the product of US$21,800 and the number of full calendar months then remaining in the Term (the "Early Termination Fee"). CSB shall pay one-half of the Early Termination Fee or US$200,000 (whichever is greater) on the effective date of the termination and the remainder of the Early Termination Fee on the first to occur of the first anniversary of the effective date of termination or on the date which is half way between the effective date of termination and the date on which this Agreement was originally intended to expire, whichever first occurs.

5.2 SPECIAL CIRCUMSTANCES. "Special Circumstances" exist when 124 is unable to provide playback and uplink to CSB's four transponders so that the programming on the transponders, taken together, is operative 99.5% of the time during each year of the Term or when the action of transporting tape recordings from CSB to 124 for play-back consistently encounters unreasonable delays due solely to new statutory, regulatory or policy-oriented governmental enforcements (and which delays cannot be avoided by CSB and/or 124 acting reasonably) or where such transportation becomes illegal. If Special Circumstances exist, CSB may terminate the Agreement on 60 days notice to 124 and upon payment by CSB to 124 of all amounts owing hereunder to the effective date of termination, which amounts shall not be paid where 124 is otherwise in default hereunder.


                                  ARTICLE 6. DEFAULT

6.1 EVENTS OF DEFAULT. An event of default ("Event of Default") hereunder shall be deemed to occur upon:

    (a) any merger of 124 or conveyance, transfer or loan on substantially all of the stock or assets of 124 other than to Douglas J. Duncan, Stuart
         K. Duncan or a company controlled by them or either of them;

    (b) the failure of 124 or CSB to observe or perform any covenant set out in this Agreement, provided such failure has continued for 30 days after notice thereof is given by the party not in default to the party in default (and further provided that the failure need only continue for 5 days if the default relates to a failure by CSB to pay the Monthly Fee);

    (c) the insolvency, bankruptcy, assignment for the benefit of creditors, voluntary or involuntary petitioning for creditors' relief or the appointment of a transferee or receiver by or for any party hereto; or

    (d) the commencement of any proceeding which may result in the revocation, cancellation, suspension or modification of any license, certificate, permit, approval or consent required to operate the Leased Assets or the Uplink Facility, which proceedings are not adjourned, dismissed, or abandoned within 30 days after commencement thereof.

6.2 OCCURRENCE OF DEFAULT. Where an Event of Default has occurred, the party not in default shall be entitled to rescind this Agreement upon notice to the other party, which rescission shall be effective on the date and time specified in such notice.


                                 ARTICLE 7. INSURANCE

124 is not required to maintain insurance on the Leased Assets, however it shall maintain comprehensive general liability insurance of not less than $2,000,000 per occurrence. CSB shall insure the Leased Assets for their replacement cost. Each party will, upon request from the other, provide evidence reasonably satisfactory to the other that such insurance is in full force and effect.


                                ARTICLE 8. FACILITIES

The services of 124 shall be principally carried on at 2500 Don Reid Drive, Ottawa, Ontario, K1M 8P5 (the "Uplink Facility"). If 124 wishes to relocate the Uplink Facility to a new facility, (the "New Uplink Facility"), the cost of such relocation including uplink moving and installation costs will be borne by
124. CSB will be responsible for all reasonable costs, approved by CSB in writing, in advance, such approval not to be unreasonably withheld, associated with any necessary tenant finishes at the New Uplink Facility where such finishes are solely attributable to the provision of the Services. Subsequent to approval of such finishes by CSB, 124 shall submit invoices for same to CSB subsequent to completion of such finishes and upon receipt of invoices from the contractor providing such finishes, excluding invoices for cost-overruns which will not be the responsibility of CSB except as expressly agreed to in writing by CSB in advance; CSB shall pay such invoices upon receipt.


                              ARTICLE 9. INDEMNIFICATION

9.1 INDEMNIFICATION OF CSB. 124 shall hold harmless and indemnify CSB, its subsidiaries, affiliates, agents and their respective officers, directors, employees and customers and each of them from any portion of any loss, cost, damage, claim, expense or liability, including but not limited to, liability or alleged liability, as a result of injury to, or death of, any person or damage to, or destruction or loss of any property arising out of, as a result of, or in connection with the performance of this Agreement and directly or indirectly caused by the acts or omissions, negligent or otherwise, or willful misconduct of 124 or a contractor or an agent or a representative of 124, be it active or passive, except where such loss, cost, damage, claim, expense or liability arises in material respect from the gross negligence or willful misconduct of CSB, its officers, directors and other employees or agents. As used in the preceding sentence, the words "any person" shall include, but shall not be limited to, a contractor or an agent of 124 or

CSB, or an employee of CSB, 124 or any such contractor or agent; and the words "any property" shall include, but shall be limited to, property of CSB and CSB's customers, or any such contractor or agent or an employee of any one of them. Upon the request of CSB, 124 shall, at no cost or expense to CSB defend any suit asserting claim for any loss, damage or liability specified above, and 124 shall pay any costs and legal fees that may be incurred by CSB in connection with any such claims or suits or in enforcing the indemnity granted above.

9.2 INDEMNIFICATION OF 124. CSB shall hold harmless and indemnify 124, its subsidiaries, affiliates, agents and their respective officers, directors, employees and customers and each of them from any portion of any loss, cost, damage, claim, expense or liability, including but not limited to, liability or alleged liability, as a result of injury to, or death of, any person or damage to, or destruction or loss of any property arising out of, as a result of, or in connection with the performance of this Agreement and directly or indirectly caused by the acts or omissions, negligent or otherwise, or willful misconduct of the CSB or a contractor or an agent or a representative of CSB, be it active or passive, except where such loss, cost, damage, claim, expense or liability arises in material respect from the gross negligence or willful misconduct of 124, its officers, directors and other employees or agents. As used in the preceding sentence, the words "any person" shall include, but shall not be limited to, a contractor or an agent of 124 or CSB, or an employee of CSB 124 or any such contractor or agent and the words "any property" shall include, but shall be limited to, property of 124, or any such contractor or agent or an employee of any one of them. Upon the request of 124, CSB shall, at no cost or expense to 124 defend any suit asserting claim for any loss, damage or liability specified above, and CSB shall pay any costs and legal fees that may be incurred by 124 in connection with any such claims or suits or in enforcing the indemnity granted above.


                              ARTICLE 10. FORCE MAJEURE

10.1 DEFINITION. "Force Majeure" shall mean any of the following: prohibition of acts by government or public agency, riot, war, hostility, strikes, epidemics, fire, flood, earthquake, storm, tidal wave or other acts of nature (including other extreme weather conditions), and all other reasonably unpredictable or unforeseeable events beyond the control of the parties hereto.

10.2 EFFECT OF FORCE MAJEURE. Neither party shall be liable for its failure to perform any of its obligations hereunder during any time period in which its, or its contractor's or vendor's performance, is delayed by Force Majeure precluding performance, provided the cause for such failure is beyond reasonable control and without the material fault or negligence of the nonperforming party or its subcontractors, and further provided that the party suffering from such delay notifies the other party of the delay as provided in SECTION 10.3 (an "Excusable Delay").

10.3 NOTIFICATION. If one party has been prevented from performing its responsibilities stipulated in this Agreement because of an event of Force Majeure, it shall notify the other party writing within fourteen (14) days after the occurrence of such event and shall act to mitigate damages, if possible. If any event of Force Majeure occurs, no party shall be liable for any damage, increased costs or losses that another party may sustain by reason of Excusable Delay. The party claiming Force Majeure shall take appropriate measures to mitigate or remove the effects of

Force Majeure and, within the shortest possible time, resume as soon as possible performance under this Agreement affected by the event of Force Majeure.


                            ARTICLE 11. DISPUTE RESOLUTION

If a dispute arises from or in connection with this Agreement, the claiming party shall promptly notify the other party in a dated notice that a dispute has arisen and describe the nature of the dispute. If no settlement can be reached through consultation, a demand in writing may be made by either party to the other that such dispute, controversy or claim be submitted to arbitration. Each of 124 and CSB shall be entitled to appoint one arbitrator and the two arbitrators so chosen shall select a third arbitrator. All arbitrations authorized by this Agreement shall be conducted in accordance with the rules of the Arbitration and Mediation Institute of Ontario and the ARBITRATION ACT, 1991 (Ontario). If either party does not reasonably comply with a final decision or award made by the arbitrators, such non-complying party shall bear all costs and expenses, including attorney's fees incurred by the other party in obtaining enforcement of the decision or award. Otherwise, all costs of the arbitration authorized by this Agreement shall be borne equally by the parties unless otherwise ordered in the arbitration award. The parties agree not to take any steps or actions to prevent or delay the enforcement of the decision or award.


                                  ARTICLE 12. COSTS

Should any dispute be commenced between the parties concerning any provision of this Agreement or the rights and duties of any party in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its attorneys fees in such connection with enforcing its rights or defending itself, as the case may be.


                                  ARTICLE 13. NOTICE

Any notice, demand or other communication required or permitted to be given to any party to this Agreement shall be in writing and shall be either personally delivered or sent by registered mail, courier or telecopier. Any notice given pursuant to this Agreement shall be sent to the intended recipient at its address as follows:

    To:  Colorado Satellite Broadcasting Inc.
         1050 Walnut Street
         Suite 301
         Boulder, Colorado
         U.S.A. 80302

         Attention: Mark Kreloff

    To:  1248663 Ontario Inc.
         2500 Don Reid Drive
         Ottawa, Ontario
         Canada K1H 8P5

         Attention: Graham Fournier


or such other address, facsimile number or individual as may be designated by notice by any party to the other. Any communication given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered mail, on the 5th business day following the deposit thereof in the mail and, if given by facsimile, on the day of transmittal thereof. If the party giving any communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, any such communication shall not be mailed but shall be given by personal delivery or by telex.


                             ARTICLE 14. ENTIRE AGREEMENT

This Agreement constitutes the entire Agreement between parties pertaining to its subject matter and supersedes all prior and contemporaneous agreements, understandings, negotiations, discussions, whether oral or written of the parties.


                                ARTICLE 15. ASSIGNMENT

Neither party may, without the prior written consent of the other party, assign, sublease or otherwise transfer its rights or obligations hereunder. Notwithstanding the foregoing, the parties acknowledge that 124 may and intends to subcontract its rights and obligations hereunder to Fifth Dimension Satcom Inc. ("Satcom") provided that Satcom shall throughout the Term be controlled directly or indirectly by Stuart K. Duncan and/or Douglas J. Duncan. 124 shall be responsible for all acts and omissions of Satcom in relation to the performance of such subcontract.


                              ARTICLE 16. GOVERNING LAW

This Agreement shall be given by and construed in accordance with the laws in force in the Province of Ontario and federal laws applicable therein.


                              ARTICLE 17. NO PARTNERSHIP

The parties agree that this Agreement is an agreement for the purchase of services and does not create any partnership or joint venture between the parties.

                               ARTICLE 18. COUNTERPARTS

This Agreement and amendment thereto may be executed in any number of counterparts, all of which taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.


                          ARTICLE 19. SUCCESSORS AND ASSIGNS

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.


IN WITNESS WHEREOF the parties have executed this Agreement.




         COLORADO SATELLITE BROADCASTING, INC.



         Per:



         1248663 ONTARIO INC.



         Per:

                                     SCHEDULE "A"

                                       SERVICES


124 shall

(a) review scheduling;

(b) maintain film title inventory;

(c) provide DIVICAM digital capabilities along with DVD play-back operations;

(d) provide notification to CSB of any interruption of services to CSB's subscribers as soon as reasonably possible after 124 becomes aware of such interruption;

(e) provide an employee on-site at the Uplink Facility on a twenty-four hour basis, which employee shall have the technical expertise to respond quickly and effectively to any problems experienced by CSB's subscribers; and

(f) provide office facilities for a representative of CSB who shall have full access on a twenty-four hours basis to the Uplink Facility.

                                     SCHEDULE "B"

                                LIST OF LEASED ASSETS

DESCRIPTION                    MODEL          SERIAL NUMBER   NUMBER/COMMENTS
-----------                    -----          -------------   ---------------
    EXOTICA
Exciter                        WB461          126090
Audio Compressor               MDC 2001       CK277816
TBC                            DPS235         5E235020
VDA                            PHASE 3 108                     2
ADA                            PHASE 3 204A                    2
Monitor                        PANASONIC SB70 EK1650001
Patch panel                    ADC
VAX CPU                        630QY-A2       WF83010504
UNIDEN SAT. RX                 SQ530
Comstream digital RX           DBR401         7929
VCII & scrambler                              SP2000080
VCII & descrambler                            P00150371
terminal                       VT420          TA5I4F6330
Keyboard                                      HJ432V7987
SmartUps                       700
Digital Printer                LA75           TY40141234
VARIAN GEN 1 TXMTR.            VZJ2700D4F1    S159XXX

    EXXTASY
Video Proc. Amp.               VPA331N        951222
Audio Processor                MDC2001        520-04584-2794
Patch panel
VAX CPU                                       WF63507157
GI SAT RX.                     650I
VCII & scrambler                              SP2000050
VCII & descrambler                            A020086DB
terminal                       VT420          TA245S9300
keyboard                                      108RX33S-1E
Exiter                         WB461          107
VARIAN GEN II TXMTR.           VZJ2700GAA033  559
Monitor                        S901           KA4420329
Modem                          PM14400FXMT
Micro Mixer                                                    2

    TRUE BLUE
Exiter                         WB461          123
Monitor                        BT-S901Y       KA4440151
TBC                            DPS-235        4K235050
Audio Compressor               MDC2001        520-03719-0793

VDA                            VDA108                          2
Patch panel
VAX CPU                        WF71610562
DIGITAL RX                     DBR401         7931
SAT RX                         GI 650I
VCII PLUS SCRAMBLER            S0000003
VCII PLUS DESCRAMBLER          P00264197
VARIAN GEN I TXMTR             X31599FG
APC UPS                        600
Micro Mixer                                                    2


    PROMO
VARIAN GEN II TXMTR.           VZJ2700GAA033  317
W/G switch                     24019-G1       27
Dummy Load                     1.5KW
SA video Exiter                7550B
Neico Waveguide switch         24019-GI       16
Neico Wavegaide switch                        19
Neico Waveguide switch                        36
Neico Waveguide switch                        26
Neico Waveguide switch                        61
Waveguide switch                              880
Termination                    3KW
termination                                                    2
HYPBIDS                                                        2
AYDIN TXMTR.                   103-E1         4
ANDREW 4.5 meter antenna
1 PORT feed
POL control
POL control panel
TX Reject filter
6.1 meter antenna
DE-ICING 6.1 meter
1.8 meter RX only
KU LNB
Block Down Converter           140059         4370000411
Block Down Converter           140059         4370000410
Leitch Video Processing        VPA-331        ?
Dumb Terminal                  VT420          TA412Z9634
Keyboard                       LK401-AA       HJ347E4009
Comstream Digital Broadcast    DBR101         1069
receiver
Video Exiter                   VEL-6-8506     194200
Video Exiter                   VEL-6-8506     194201
Radiation Meter                8616           21009

    TEST EQUIPMENT
TMS                            3551A          2214A12107
Radiation Meter                8616           21010
Radiation Probe                8621C          22015
Vector Scope                   520A           833079
Power Meter                    436A           2709A27119
Transmission set test          3555B          0992A03445
Test oscillator                654A           0951A02640
Spectrum analyzer              757            1416A02117
Frequency Counter              534A           2805
Video Waveform Monitor         RM529          M0D1880
Video Waveform Monitor         RM529          14423

    TECHS
Racks
83"                                                            with 2 power bars
85"                                                            with 1 power
                                                               strip & 1 power
86"                                                            bar with 2 power
Work Bench 6                                                   strips with upper
                                                               shelf
Desk 5                                                         1
Chairs                                                         2
Shelf 4                                                        1
Book shelf 34"                                                 1
Book Shelf 48"                                                 1
Storage Cabinet 3x6                                            2
3 phase 225 Amp power panel    NLAB442A                        1
3 phase 50 amp breakers                                        4
30 amp Dual                                                    1
15 amp                                                         7
15 amp Dual                                                    1
60 amp Dual                                                    1
40 amp Dual                                                    1
3 phase 225 Amp Power panel    NBC324                          1
3 phase 50 amp Breakers                                        2
15 amp                                                         7
30 amp                                                         1
Dehydrator                                                     1
Misc. Tolls                                                    1
75 Kua 600v Transformer                                        2
45 Kua 600v Transformer                                        1
Air handling mix units                                         2
3 pole 600v CCT Breakers                                       3
100x3 Interconnect cable                                       between Pwr rm. &
                                                               transformers
125 amp 3 phase panel          QL42412        5                antenna deice

50amp 2 pole                                                   2
l5 amp                                                         2


    LIBRARY
cabinets full frame pullout    70027                           2
1/2" large Betacam shelves     T7402                           24
Add-on frame pullout cabinet   70028                           1
1/2" large Beracam shelves     T7402                           6
7 rack Stationary shelves                                      9
6 rack Stationary shelves                                      4 - 15 Beta/shelf
                                                               capacity
6 rack Stationary shelf                                        1 - 20 Beta/shelf
                                                               capacity
3x6x1 steel storage shelf                                      1
3x6x2 steel storage shelf                                      1
6x6x2 steel storage shelf                                      2


    UPSTAIRS SCREENING
Betacam recorder               UVW-1800       11858
3/4" U-matic recorder          VO-5600        25568
3/4" U-matic recorder          VO-5850        20248
Audiolab Tape Degausser        TD511560       51404


    PROGRAMMING OFFICE
3x6x1 steel storage shelf
6 rack stationary shelf                                        15 Beta/shelf
                                                               capacity
5x2.5 office desk
3 shelf computer trolley
Samsung Syncmaster 3Ne                        H1BD900695       Color computer
                                                               monitor
Hewlett Packard Vectra VL                     MX55050221       Pentium computer
5/75 series 3


RACK 1- PLAYOUT AREA
19X32X84 INCHES
Leitch lolo generator inseter  LGI-1302N
Hedco Hedline 4xl switch       SVS 345        A932188          SVS 345
Hedco Hedline 4xl switch       SVS 345        A931938
Hedco Hedline 4x1 switch       SVS 345        A932187
Leitch Sync pulse generator    SPG-1302N      9607586
PP1 ADC 24X2 Audio patch
panel
HEDCO (10 VIDEO DAS)           DA-6000        87C170
PP2 26X3 Video patch panel
PP3 26X3 Video patch panel
PP4 26X3 Video patch panel

PP5 26X3 Video patch panel
PP6 26X3 Video patch panel
PP7 26Xf Audio patch panel
WBS Audio DA                   M605A                           5
PP8 26X2 Audio patch panel
LEITCH DA                      FR-662         841437
   (7+2POWER SUPPLIES)

ROLLING RACK -- PLAYOUT AREA
26X18X36 INCHES
Monitor - JVC 8 INCH                          10132484
Computer monitor- TTX 15                      2E1-61006011
INCH
COMPAQ DESKPRO 5100                           6617HWZ5P990
PENTIUM COMPUTER
COMPAQ KEYBOARD                               1LJ39D302954

RACK 2 -- PLAYOUT AREA
19X32X84 INCHES
Monitor - PANASONIC 8                         KA3350366
INCH
Monitor - BURLE 8 INCH                        117721
Monitor - Sony 8 INCH                         2005004
Monitor - Sony 8 INCH                         2000515
Panasonic WJ-MX50 Digital
AV mixer
Plastic Trays
Tektronix type 528 Wavefrom
monitor
Tektronix 1420 NTSC                           B040742
Vectorscope
Monitor - CITIZEN 9 INCH                      31201696
Fostec Personal Monitor        6301B          0236580KU
speaker
Videoquip Research PHASE 3     RS-41A         6317
stereo audio 4X1 RTR
Videoquip Research PHASE 3     RS-41V         6316
video 4X1 RTR
SonyBetacam SP                 PVW-2600       13190
Videocassette player
rack drawer 17X18X5" DEEP

RACK 3 -- PLAYOUT AREA
19X32X84 INCHES
Monitor - HITACHI 13 INCH                     3060578
Dorrough Loudness monitor      MODEL 40-A

Dorrough Loudness monitor      MODEL 40-A
Sony Betacam SP                PVW-2600       15379
Videocassette player
Sony Betacam SP                PVW-2600       11677
Videocassette player
Videotech VIS-1201 12X1
switcher
ALPHA STAR STARTRAK                           PIHB0040854
1000
Satellite receiver
Monitor -Panasonic 8 INCH                     KA4420172
Monitor - Panasonic 8 INCH                    KA6230050
Sony Betacam SP                PVW-2600       12829

Videocassette player


RACK 4 - PLAYOUT AREA
19X32X84 INCHES
Monitor - Burle 8 INCH                        117712
Monitor - JVC 8 INCH                          7030254
Clock
Sony Betacam SP                PBC-2600       401
Videocassette player
Sony Betacam SP                PVW-2600       104030
Videocassette player
Sony Betacam SP                PVW-2600       15294
Videocassette player
Sony Betacam SP                PVW-2600       15256
Videocassette player
Ravk drawer 17X18X5" DEEP
Panasonic Editing              AG-A770        2A1574KB
Controller power supply


EXXXTASY/TRUE BLUE PLAYOUT
CABINET 72X57X78 INCHES
Monitor - Burle 8 INCH                        109112
Monitor - Burle 8 INCH                        117731
Monitor - Burle 8 INCH                        92545
Monitor - Burle 8 INCH                        92559
Monitor - Burle 8 INCH                        92521
Monitor - Burle 8 INCH                        92525
Monitor - JVC 8 INCH                          10132495
Monitor - JVC 8 INCH                          10132489
Monitor - Citizen 9 INCH                      31201462
Monitor - Citizen 9 INCH                      31201241
Monitor - Sony HR                             2015899
TRINITRON 13"

Fostex personal Monitor        6301B          0236579KU
speaker
Fostex personal Monitor        6301B          0235566KI
speaker
Dorrough Loudness Monitor      40-A
Dorrough Loudness Monitor      40-A
Thomson CSF                    5500A
LABORATORIES INC.color
corrector
Thomson CSF
LABORATORIES INC. Color
collector Remote
5TH DIMENSION logo
ON/OFF switch
Tektronix type 528 Waveform
Monitor
Tektronix 1420 NTSC
Vectorscope
5TH DIMENSION VCR TBC
Remote control panel
5TH DIMENSION VCR TBC
Remote control panel
5TH DIMENSION audio
monitor control panel
Panasonic systems Editing      AG-A770
controller
Panasonic special Effects      WJ-5500A
generator/switcher
Viewfinder transport
controller                                                     2
Videotek 12X1 switcher         VIS-1201
Monitor - Commodore 13"        1084S          1052733
Commodore Amiga 2000 HD                       CA1077135
CPU
Commodore Amiga keyboard                      MT9004
Rolling cabinet                               24X24X32"

    VIEWING ROOM
Monitor - JVC 8 INCH           TM-923         7030255
Sony Betacam SP                PVW-2800       20630
Videocassette recorder
Sony Betacam SP                UVW-1600       10457
Videocassette player
Monitor - HITACHI 13 INCH                     3080612
Monitor -Panasonic 13"         CT-1331YC      FE4250100
Tektronix                      1740A          B015212
Waveform/vectorscope monitor

Sony Dynamic                                  MDR-7502       stereo headphones
Monitor - Sanyo 13"            VMC-7514       H8201655
Table                                                        60X30X29"
Cabinet                                                      60X68X16"
Rolling Table                                                47X33X32
Cabinet                                                      27X22X48


    RACK 5 - VIEWING ROOM
Videoquip audio amplifier      MP204A         6640
Digital video systems TBC      DPS-170        60530126
PPI 26X1 video patch panel
PP2 26X3 audio patch panel
Panasonic S-VHS                AG-7355        L1TB00065
Videocassette recorder
Sony Betacam SP                PVW-2800       17174
Videocassette recorder
Sony 3/4 INCH U-MATIC          BVU-800        15430
Videocassette recorder
Sony Betacam SP                UVW-1200       10652
Videocassette player
Rack drawer                                                    17X18X5
SES COM stereo line driver     PO-55
APHEX 10/4 Interface           124A           10356


    RACK 6 - VIEWING ROOM
PPI 26X3 Audio/video patch
panel
Videoquip Research PHASE 3     VDA-108        6323
video DA
Sony Betacam SP                PVW-2600       15440
Videocassette player

    OTHER ITEMS
Chairs                                                         8
Tables                                                         2 - 60X30X27"
4 Drawer legal size filling
cabinet
Desk with 4 drawers                                            60X30X29
Room divider                                                   60X73"
12" fan
12 Pigeon-hole message sender
5-slot wall-mounted file holder
Combination peg board/white                                    23X35"
board
Horizontal blind                                               47X84"
Horizontal Blind                                               2 - 24X84"

    EDIT SUITE
Ampex ADO 3000 Keyboard        1420180-016    1631189
ADO Terminal W/disk drive      1465092-030    971939
ADO preview monitor-Sanyo      VMC-7514       H 8101590
Audio Patch panel x 24 input   N/A            N/A
Video Patch panel x 24 input   N/A            N/A
Amiga Computer                 3000           MT 9201          Tower W/Toaster
Sony Betacam Player            PVW-2600       10430
Sony Betacam Recorder          PVW-2800       20630
Panasonic S-VHS Recorder       AG-D5850P      F4T00436
Panasonic TV Monitor           BT-S9014       KA4420172
Panasonic TV Monitor           BT-S9014       KA3350366
Panasonic TV Monitor           BT-S1360Y      FE4120037
TTX Computer Monitor           TTX-3501       424A046672
Leitch Video D.A.              FR-662
Leitch Video D.A. rack frame   (A) FR682AV
Waveform/Vectorscope           Tektronix 1740 B011764
Videotek Prodigy Switcher                     1950560
Videotek Prod.Frame                           1950561
Panasonic Edit controller      AV-950         H3A1336D1
Keytronic keyboard (edit
input)                         EO3435         6159366
SoundCraft Audio mixer         RWI277         851
SoundCraft mixer power supply  CPS 150        RW8000 020356
SoundCraft GPI interface       VSA 24 II
Peavey Interface Amplifier     1A 10/4 W/O    7521237
Peavey Interface Amplifier     1A 10/4 W/O    7521241
Sony Compact Disk player       CDP-311        A700765
Tectonix audio cassette player RS-TR979       FH3BA01358
Samson audio amplifier                                         Servo 150
Ramsa speakers 160 watts       WS-A10-K       372005
Ramsa speakers 160 watts       WS-A10-K       372006
Burle B&W monitor              TC1909         92545
Burle B&W monitor              TC1909         92559
T.B.C. Remote controller                      RMC 11           Grimms
                                                               Enterprises
Winstead Edit console                                          W/ 2 2.5" metal
                                                               racks
3 level wood shelf unit-                                       custom made
monitors
metal tape shelves                                             2
4 wheel computer workstation                                   2
high back 5-wheel chairs                                       2
1 Microphone stand
Microphone boom/holder
Electrovoice 635-A microphone                                  2
power bars                                                     3
Monitor                        TMA-9U         1603044          shop use

VTR Betacam                    PVW-2600       15305            under repair
Character Generator            WJ-KB50        3XZ04473         spare
Character Generator            WJ-KB50        20ZOO815         spare
Video DA                       LEITCH         A940244          spare
Video switcher                 RS 41-V        6659             to be installed
Audio switcher                 RS 41-A        6660             to be installed
Audio Meter                    VP-2           6633             to be installed
Audio Meter                    VP-2           6318             to be installed
Audio DA                       ADA 204 A      6320             to be installed
Effect Generator               WJ-MX 50       3XA03302         spare
VHS VCR                        SVP-3000       0010145-D4       under repair
VHS VCR                        SLV-770HF                       under repair
Computer interface             ISP-15         1001             spare
Computer interface             ISP-15         1002             spare
Computer interface             ISP-15         1003             spare
Computer interface             ISP-15         1004             spare
Computer interface             ISP-15         1005             spare
Computer interface             ISP-15         1006             spare
Effect Generator               WJ-5500        52516            under repair
Service manual Sony                           UVW 1600/1800
                                              vol.1
Service manual Sony                           UVW 1600/1800
                                              vol.2
Service manual Sony                           PVW 2600
                                              vol.1
Service manual Sony                           PVW 2600 vol.2
Head protrusion Meter
Weller soldering station
Ditheral adjusting screw                      J-6080-013-A     4
Drum eccentricity gauge                       J-6001-820-A     l
Drum eccentricity gauge                       J-6001-830-A     1
Drum eccentricity gauge                       J-6001-840-A     1
Drum eccentricity gauge                       J-6087-000-A     l
Flatness plate                                J-6086-5 70-A
Rell table tension gauze                      J-6080-01 1-A
Reel motor shaft gauze                        J-6320-870-A
Reel motor shaft jig                          J-6 150-960-A
Inspection mirror                             7-723-902-00
Tension scale 50G                             7-723-050-20
Tension scale 100G                            7-723-050-30
Tension scale 20G                             7-723-050-01
Tension scale 500G                            7-723-050-50
Alignment tape                 CR2-1B         8-960-096-01
Alignment tape                 CR5-1A         8-960-096-01
Thickness gauge                               9-911-053-00
Tentelometer

Wire clearance gauge                          J-6152-450-A
Reel high table gauge                         J-6320-680-A
Tension regulator                             J-6190-800-A
Thickness gauge                               J 6041-670-A
Tape guide adjust tool                        J 6321-500-A
Dial tension gauge
Cassette reference
Tension adjust fixture
Extension board
L shaped wrench                                                2
wrench
Extension board                EX 278         J-6332-780-A
Extension board                               A-6766-389-A
Extension board                EX 279
Thickness gauge                               J 6041-670-A
Tape guide adjust tool                        J 6321-500-A
Dial tension gauge
Cassette reference
Tension adjust fixture
Extension board
L shaped wrench
L shaped wrench
wrench
Oil NT 68
Extension board                EX 278         J-6332-780-A
Extension board
Extension board                EX 279
Work bench
chair
Rubbermaid mobile cart

MILD FINANCING EQUIPMENT
PVW 2800 Betacam SP                           21351
Recorder
PVW 2600 Betacam SP Player                    15294
PVW 2600 Betacam SP Player                    15305
PVW 2600 Betacam SP Player                    15213
PVW 2600 Betacam SP Player                    15440
S-VHS Recorder SONY SVT                       10145
3000
UVW-1200 Betacam SP Player                    10652
DPS 235 TBC Frame SYNC.                       4K235050
TEKTRONIX 1740A                               BO 15212
WFM/VECT
TEKTRONIX TSG 130A

GEN.AUD/VID
AUDIO Monitor MP 204A                         6640
PHASE 3 Extended Range                        6633
Audio Meter
RS 41V 4X1 Video Routing                      6659
RS 41A 4X1 Stereo Audio                       6660
Routing
RS 41V 4X1 Video Routing                      6316
RS 41A 4X1 Stereo Audio                       6317
Routing
ADA 204 A Audio DA                            6638
VDA 108 Video DA                              6319
ADA 204 A Audio DA                            6320
VDA 108 Video DA                              6323
ADA 204 A Audio DA                            6321
VDA 108 Video DA                              6635
Phase 3 Extended Range Audio                  6318
Meter
ISP-15 Computer Interface                     1001
ISP-15 Computer Interface                     1002
ISP-15 Computer Interface                     1003
ISP-15 Computer Interface                     1004
ISP-15 Computer Interface                     1005
ISP-15 Computer Interface                     1006
386 PC Computer & VGA
Monitor
PELCO VS5104 Video                            1682 4K
Switcher
APHEX 10/4 Audio Interface                    10356
Model 124A
HITACHI CM 151U Color                         3060578
Monitor
HITACHI CM 151U Color                         3080612
Monitor
HITACHI CT 1396VM                             S4E036167
Video/Audio Monitor
SANYO VMC-7514 Color                          H8101558
Audio/Video
SANYO VMC-7514 Color                          H8101472
Audio/Video
SANYO VMC-7514 Color                          H8101590
Audio/Video
SANYO VMC-7514 Color                          H8101437
Audio/Video
SANYO VMC-7514 Color                          H8201655
Audio/Video

MCL Klystron Power Amps                        1363
MCL Klystron Power Amps                        1364
Aydin Klystron Power Amp
Miteq video exciters (2)                       194201
Uniden Satellite Receivers (2)
Domestic 2.4 metre TVRO.
Make unknown
Mitsubishi UPS 30KVA
4kw Exide UPS
Miteq Transmit Interface Unit                  194650
Specialty uWave 1:1 Protection                 3379-001
switch
VA936L12 Varian 12 ch                          71226
klystron tubes
VA936L12 Varian 12 ch                          71170
klystron tubes
Thompson 12 ch klystron tube                   000.260
Delta 30 kva transformer 600-
380 VAC
transformer
General Instruments 1.2m vsat
Comstream modem
lot of waveguide and w/g
switches
Square D AC mains enclosed
switches (4)
3 phase 125 amp distribution
box
Videocipher RS Module

                                     SCHEDULE 1.2

                        CALL CENTER INTERIM SERVICES AGREEMENT

                                      [attached]

                                     SCHEDULE 1.2

                        CALL CENTER INTERIM SERVICE AGREEMENT


THIS AGREEMENT made as of the _____ day of __________, 1997.


BETWEEN:

                        COLORADO SATELLITE BROADCASTING, INC.
                a corporation incorporated under the laws of Colorado

                                       ("CSB")

                                       - and -

                                 1248663 ONTARIO INC.
                 a corporation incorporated under the laws of Ontario

                                       ("124")


WHEREAS CSB is engaged in the adult movies business (the "Business");

AND WHEREAS under the terms of an Asset Purchase Agreement made September 5, 1997 among New Frontier Media, Inc., CSB and 124 (the "Asset Purchase Agreement"), the parties hereto have agreed to enter into this Agreement;

AND WHEREAS CSB wishes to engage 124 and 124 wishes to be so engaged to provide the Services, as defined in SECTION 1, for the call center to be located at 1825 Woodward Drive, Ottawa, Ontario (the "Call Center") on an interim basis on behalf of CSB;

NOW THEREFORE THE PARTIES AGREE as follows in consideration of the payment of $2.00, the receipt and sufficiency of which is hereby acknowledged:


                       ARTICLE 1. PROVISION OF SERVICES BY 124

1.1 SERVICES. Subject to the terms and conditions of this Agreement, CSB shall retain 124 to carry out the services and 124 shall render the services as set out in SCHEDULE "A" (the "Services"). 124 hereby expressly covenants to perform the Services and all other functions reasonably necessary for the operation of a call center in respect of the Business.

1.2 COLLECTIONS. 124 agrees to deposit all amounts collected from subscribers to the programming offered by the Business in such accounts as directed from time to time by CSB, and until deposited all such amounts will be held in trust by 124 for the benefit of CSB.


                            ARTICLE 2. LEASE OF EQUIPMENT

2.1 LEASE. In consideration of the provision of the Services by 124 in accordance with the terms and conditions of this Agreement CSB agrees to lease to 124, for the Term (as defined in ARTICLE 3) those assets (the "Leased Assets") identified on SCHEDULE "B" for a nominal lease payment of US$2.00.

2.2 TITLE. Title to the Leased Assets shall at all times remain in CSB and at no time during the Term shall title become vested in 124. Immediately upon termination of this Agreement provided CSB is not then in default under this Agreement, 124 shall release the Leased Assets to CSB and the Leased Assets shall be removed from 124's premises at CSB's expense within 7 days after the final day of the Term. All Leased Assets will be returned to CSB in the operating order, repair and condition and in as good a condition as when originally delivered to 124, ordinary wear and tear excepted, and be free and clear of all liens other than those placed thereupon by CSB.

2.3 SECURITY INTEREST. CSB may register a security interest in the Leased Assets as against 124 under the PERSONAL PROPERTY SECURITY ACT (Ontario) as a cautionary filing for a period or one year which registration will be discharged upon termination of this Agreement and the fulfillment of any obligations owed by 124 to CSB under this Agreement.

2.4 REMOVAL OF LEASED ASSETS. The Leased Assets shall not be removed from the Call Center without the prior written consent of CSB, except where any such Leased Assets require off-site repair and maintenance.

2.5 MAINTENANCE COSTS. All labor costs related to the maintenance of the Leased Assets shall be the responsibility of 124. 124 shall maintain industry-accepted maintenance and repair standards. Subject to SECTION 2.6, 124 shall invoice CSB, and CSB shall pay 124 upon receipt thereof, for all actual costs incurred to purchase replacement parts for the Leased Assets or to replace any of the Leased Assets.

2.6 LOSS OR DESTRUCTION. In the event of any loss or destruction of any Leased Assets attributable solely to the negligence or wilful misconduct of 124, its subcontractors, or their employees, 124 shall provide a substitution therefor of comparable quality which substitution shall be deemed to form part of the Leased Assets.

2.7 ADDITIONAL ASSETS. Subject to SECTION 2.5, if 124 requires assets other than the Leased Assets to comply with its obligations hereunder, the responsibility for obtaining such assets, which shall not form part of the Leased Assets, shall be that of 124.

2.8 INSPECTION RIGHTS. CSB shall have the right, during 124's normal business hours and upon reasonable notice to 124, to inspect the Leased Assets and 124's records with respect thereto provided that CSB will conduct no such inspection which is likely to disrupt 124's business operations.

2.9 LICENSES, ETC. 124 shall maintain in effect, all licenses, certificates, permits, approvals and consents required by applicable law or by any governmental body, agency or authority in connection with the use, operation and maintenance of the Leased Assets.

2.10 CONDITION OF ASSETS. CSB leases the Leased Assets to 124 on an as-is, where-is basis and except as otherwise expressly stated in this Agreement, CSB expressly disclaims and makes no representation or warranty of any sort in respect of the Leased Assets. 124 expressly covenants that it has reviewed all the Leased Assets and that the same are sufficient and necessary for the provision of the Services.


                                   ARTICLE 3. TERM

The term of this Agreement (the "Term") shall run for a period of 9 months from the "Closing" (as that term is defined in the Asset Purchase Agreement).


                             ARTICLE 4. PRICE AND PAYMENT

4.1 MONTHLY FEE. CSB agrees to pay to 124 the sum of US$275,000.00 per month plus applicable taxes (the "Monthly" Fee"). The Monthly Fee shall be payable by wire transfer or by delivery of a certified cheque to be received by 124 on the ___day of each calendar month during the Term.

4.2 TAXES. CSB will be subject to any goods and services tax under the EXCISE TAX ACT (Canada) and any other consumer, retail, use or value-added tax that may be chargeable in respect of the Monthly Fee.

4.3 INTERRUPTION. In the event of any interruption of the Services as a result of failure by 124 to satisfy the terms and conditions hereof (which failure is not coincidental with in event of Force Majeure), the Monthly Fee payable by CSB to 124 during the next calendar month shall be reduced by the actual amount of damages sustained by CSB as a result of such interruption.


                             ARTICLE 5. EARLY TERMINATION

5.1 NOTICE OF TERMINATION. CSB may terminate this Agreement upon the delivery by CSB, on not fewer than 30 days written notice (the "Termination Notice"), to 124 of its intention to terminate. Termination shall be deemed to occur on the 30th day following the Termination Notice (the "Termination Date").

5.2 PAYMENT ON EARLY TERMINATION. Upon termination pursuant to SECTION 5.1, provided an Event of Default on the part of 124 is not then in effect, CSB shall pay to 124 any Monthly Fee due under this Agreement prior to the Termination Date. Upon payment thereof together with any other amounts owing by CSB to 124 under this Agreement, CSB shall be deemed to have been completely released by 124 in respect of its obligations under this Agreement.


                                  ARTICLE 6. DEFAULT

6.1 EVENTS OF DEFAULT. An event of default ("Event of Default") shall be deemed to occur upon:

         (a) any merger of 124 or conveyance, transfer or loan of substantially all of the stock or assets of 124 other than to Douglas J. Duncan, Stuart K. Duncan or a company controlled by them or either of them;

         (b) the failure of 124 or CSB to observe or perform any covenant set out in this Agreement, provided such failure has continued for 30 days after notice thereof is given by the party not in default to the party in default (and further provided that the failure need only continue for 5 days if the default relates to a failure by CSB to pay the Monthly Fee); or

         (c) the insolvency, bankruptcy, assignment for the benefit of creditors, voluntary or involuntary petitioning for creditors' relief or the appointment of a transferee or receiver by or for any party hereto.

6.2 OCCURRENCE OF DEFAULT. Where an Event of Default has occurred, the party not in default shall be entitled to rescind this Agreement upon notice to the other party, which rescission shall be effective on the date and time specified in such notice.


                                 ARTICLE 7. INSURANCE

124 is not required to maintain insurance on the Leased Assets, however it shall maintain comprehensive general liability insurance of not less than $2,000,000 per occurrence. CSB shall insure the Leased Assets for their replacement cost. Each party will, upon request from the other, provide evidence reasonably satisfactory to the other that such insurance is in full force and effect.


                              ARTICLE 8. INDEMNIFICATION


8.1 INDEMNIFICATION OF CSB. 124 shall hold harmless and indemnify CSB, its subsidiaries, affiliates, agents and their respective officers, directors, employees and customers and each of them from any portion of any loss, cost, damage, claim, expense or liability, including but not limited to, liability or alleged liability, as a result of injury to, or death of, any person or damage to, or destruction or loss of any property arising out of, as a result of, or in connection with the performance of this Agreement and directly or indirectly caused by the acts or omissions, negligent or otherwise, or willful misconduct of 124 or a contractor or an agent or a representative of 124, be it active or passive, except there such loss, cost, damage, claim, expense or liability arises in material respect from the gross negligence or willful misconduct of CSB, its officers, directors and other employees or agents. As used in the preceding sentence, the words "any person" shall include, but shall not be limited to, a contractor or an agent of 124 or CSB, or an employee of CSB, 124 or any such contractor or agent; and the words "any property" shall include, but shall be limited to, property of CSB and CSB's customers, or any such contractor or agent or an employee of any one of them. Upon the request of CSB, 124 shall, at no cost or expense to CSB defend any suit asserting claim for any loss, damage or liability specified above, and 124 shall pay any costs and legal fees that may be incurred by CSB in connection with any such claims or suits or in enforcing the indemnity granted above.

8.2 INDEMNIFICATION OF 124. CSB shall hold harmless and indemnify 124, its subsidiaries, affiliates, agents and their respective officers, directors, employees and customers and each of them from any portion of any loss, cost damage, claim, expense or liability, including but not limited to, liability or alleged liability, as a result of injury to, or death of, any person or damage to, or destruction or loss of any property arising out of, as a result of, or in connection with the performance of this Agreement and directly or indirectly caused by the acts or omissions, negligent or otherwise, or willful misconduct of the CSB or a contractor or an agent or a representative of CSB, be it active or passive, except where such loss, cost, damage, claim, expense or liability arises in material respect from the gross negligence or willful misconduct of 124, its officers, directors and other employees or agents. As used in the preceding sentence, the words "any person" shall include, but shall not be limited to, a contractor or an agent of 124 or CSB, or an employee of CSB. 124 or any such contractor or agent and the words "any property" shall include, but shall be limited to, property of 124, or any such contractor or agent or an employee of any one of them. Upon the request of 124, CSB shall, at no cost or expense to 124 defend any suit asserting claim for any loss, damage or liability specified above, and CSB shall pay any costs and legal fees that may be incurred by 124 in connection with any such claims or suits or in enforcing the indemnity granted above.


                               ARTICLE 9. FORCE MAJEURE

9.1 DEFINITION. "Force Majeure" shall mean any of the following: prohibition of acts by government or public agency, riot, war, hostility, strikes, epidemics, fire, flood, earthquake, storm, tidal wave or other acts of nature (including other extreme weather conditions), and all other reasonably unpredictable or unforeseeable events beyond the control of the parties hereto.

9.2 EFFECT OF FORCE MAJEURE. Neither party shall be liable for its failure to perform any of its obligations hereunder during any time period in which its, or its contractor's or vendor's performance, is delayed by Force Majeure precluding performance, provided the cause for such failure is beyond reasonable control and without the material fault or negligence of the non-performing party or its subcontractors and further provided that the party suffering from such delay notifies the other party of the delay as provided in SECTION 9.3 (an "Excusable Delay").

9.3 NOTIFICATION. If one party has been prevented from performing its responsibilities stipulated in this Agreement because of an event of Force Majeure, it shall notify the other party in writing within 14 days after the occurrence of such event and shall act to mitigate damages, if possible. If any event of Force Majeure occurs, no party shall be liable for any damage, increased costs or losses that either party may sustain by reason of Excusable Delay. The party claiming Force Majeure shall take appropriate measures to mitigate or remove the effects of Force Majeure and, within the shortest possible time, resume as soon as possible performance under this Agreement affected by the event of Force Majeure.


                            ARTICLE 10. DISPUTE RESOLUTION

If a dispute arises from or in connection with this Agreement the claiming party shall promptly notify the other party in a dated notice that a dispute has arisen and describe the nature of the dispute. If no settlement can be reached through consultation, a demand in writing may be made by either party to the other that such dispute, controversy or claim be submitted to arbitration. Each of 124 and CSB shall be entitled to appoint one arbitrator and the two arbitrators so chosen shall select a third arbitrator. All arbitrations authorized by this Agreement shall be conducted in accordance with the rules of the Arbitration and Mediation Institute of Ontario and the ARBITRATION ACT, 1991 (Ontario). If either party does not reasonably comply with a final decision or award made by the arbitrators, such non-complying party shall bear all costs and expenses, including attorney's fees incurred by the other party in obtaining enforcement of the decision or award. Otherwise, all costs of the arbitration authorized by this Agreement shall be borne equally by the parties unless otherwise ordered in the arbitration award. The parties agree not to take any steps or actions to prevent or delay the enforcement of the decision or award.


                                  ARTICLE 11. COSTS

Should any dispute be commenced between the parties concerning any provision of this Agreement or the rights and duties of any party in relation thereof, the party prevailing in such dispute shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its attorney's fees in such connection with enforcing its rights or defending itself, as the case may be.


                                  ARTICLE 12. NOTICE

Any notice, demand or other communication required or permitted to be given to any party to this Agreement shall be in writing and shall be either personally delivered or sent by registered mail, courier or telecopier. Any notice given pursuant to this Agreement shall be sent to the intended recipient at its address as follows:

         To:  Colorado Satellite Broadcasting Inc.
              1050 Walnut Street
              Suite 301
              Boulder, Colorado
              U.S.A.  80302

              Attention: Mark Kreloff

         To:  1248663 Ontario Inc.
              2500 Don Reid Drive
              Ottawa, Ontario
              Canada K1H 8P5

              Attention: Douglas Duncan

or such other address, facsimile number or individual as may be designated by notice by any party to the other. Any communication given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered mail, on the 5th business day following the deposit thereof in the mail and, if given by facsimile, on the day of transmittal thereof. If the party giving any communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, any such communication shall not be mailed but shall be given by personal delivery or by telex.


                             ARTICLE 13. ENTIRE AGREEMENT

This Agreement constitutes the entire Agreement between parties pertaining to its subject matter and supersedes all prior and contemporaneous agreements, understandings, negotiations, discussions, whether oral or written of the parties.


                                ARTICLE 14. ASSIGNMENT

Neither party may, without the prior written consent of the other party, assign, sublease or otherwise transfer its rights or obligations hereunder.


                              ARTICLE 15. GOVERNING LAW

This Agreement shall be given by and construed in accordance with the laws in force in the Province of Ontario and federal laws applicable therein.

                         ARTICLE 16. RELATIONSHIP OF PARTIES

This Agreement is an agreement for the purchase of services and does not create any partnership or joint venture between the parties.


                              ARTICLE 17. RIGHT TO AUDIT

CSB or a representative of CSB shall have the right, at CSB's expense, once every calendar quarter to cause an audit to be done on the books and records of 124 that are related to the obligations of 124 under this Agreement. Such audit shall be commenced with not less than 5 business days prior notice to 124 and shall proceed only on business days (i.e. Monday to Friday, holidays excluded) between 9:00 am and 4:30 p.m.


IN WITNESS WHEREOF the parties have executed this Agreement.




              COLORADO SATELLITE

              BROADCASTING, INC.



              Per:



              1248663 ONTARIO INC.


              Per:

                                     SCHEDULE "A"


                                 CALL CENTER SERVICES

124 shall:

(a) receive and process subscriber calls on a twenty-four hour basis from the Call Center using the Leased Assets as described in SCHEDULE "B" to this Agreement;

(b) maintain and manage all accounting functions relating to the operations of the Call Center and the management of subscriber accounts, including but not limited to, issuing invoices;

(c) employ personnel in such numbers as is required to perform the Services under this Agreement;

(d) issue monthly statements to CSB, in a form acceptable to CSB, indicating the subscription revenues for such month and other information required by CSB;

(e) coordinate subscriptions with the entity providing CSB's uplink services;

(f) operate the Call Center from 1825 Woodward Drive, Ottawa, Ontario or such other location as CSB may consent to (such consent not to be unreasonably withheld);

(g) provide marketing services which shall include maintaining the current programming guide ("Inside") and require a monthly marketing budget consistent with the historical levels of marketing expenditures on the business over the prior 12 month period;

(h) maintain the 24/7 Web Server, update content on the websites and respond to customer inquiries generated from the web sites;

(i) advertise the services and programs through advertisement placement, developing conference/show materials, a monthly advertising budget consistent with the historical levels of advertising expenditures on the business over the prior 12 month period, and provide written reports on current and proposed advertising placement;

(j) maintain current dealer relations; provide a monthly list of active and inactive dealers, provide a monthly dealer status report which shall include reports of dealer representative orders by product, number of orders and gross dollars; and

(k) maintain current distributor relations; provide a monthly list of active and inactive distributors, provide a monthly distributor status report which shall include reports of distributor orders off site, by distributor and by product, number of orders and gross dollars;

(l) provided daily GI reports on activations and deactivations by tier bit and port channels and PPV, weekly reconciliation reports between GI activations and deactivations compared with distributor activations and deactivations;

(m) report on house orders by product, number of orders and gross dollars; and

(n) report monthly on third party product sales.

                                     SCHEDULE "B"

                                LIST OF LEASED ASSETS

DESCRIPTION                    MODEL          SERIAL NUMBER    NUMBER/COMMENTS
-----------                    -----          -------------    ---------------

FURNITURE
24x45 desk oak                                                 3
pull-out shelf oak                                             7
30x60 flush right oak                                          1
paper catcher oak                                              1
kd mini station oak                                            2
opus chair gas lift blue                                       7
45"x53" chair mat                                              8
4 dr lateral gray                                              1
stat cabinet gray                                              1
30x48 adj table gray                                           1
letter tray                                                    12
wastebaskets gray                                              6
24x45 desk oak                                                 6
opus chair gas lift blue                                       6
pull-out shelf oak                                             6
4 dr lateral gray                                              1
letter tray                                                    12
45"x53" chair mat                                              6
blinds                                                         6
high back chair                                                4
30x48 desk oak                                                 3
36x72 desk oak                                                 1
2 dr lateral oak                                               1
30x48 desk oak                                                 5
opus chair gas lift burgundy                                   8
pull-out shelf oak                                             5
45x43 chair mat                                                5
letter tray                                                    14
4 dr lateral gray                                              1
Stat cabinet gray                                              1
opus chair gas lift burgundy                                   2
45x53 chair mat                                                1
wastebasket gray                                               5
legal tray                                                     2
30x60 sierra 2+2 oak                                           1
4 dr lateral gray                                              1
36x72 desk oak                                                 1
45x53 chair mat                                                2

4 dr lateral gray                                              1
30x60 sierra 2+2 oak                                           3
steno chair blue                                               2
steno chair burgundy                                           2
20x72 oxford cred oak                                          2
2 dr lateral oak                                               1
60x60 divider blue                                             3
60x60 divider came                                             3
30x60 desk oak                                                 3
20x45 desk oak                                                 1
steno chair burgundy                                           4
hi back leather burgundy                                       2
visitor tweed burgundy                                         2
tower comp stn oak                                             1
letter tray burgundy                                           6
Phone Equipment
cables bix, installation etc
Work Station                                                   1
winsted work surface                                           2
winsted editor shelf                                           2
Booth                                                          1
Kraus "Consortium" carpet                                      1
roller blinds                                                  5
chairs black                                                   41
6' bookcase mahogany                                           2
stationary stool black                                         6
PV-4366 SVHS recorder player                                   1
TV stand                                                       1
SLV-730 VHS VTR (Sony)                                         2
T-160VB CHS Tapes (10)                                         2
WS-A1O PA Speakers                                             2
PA-Serv0150 PA PowerAmp                                        1
inv 13681 tv's                                                 2
desk 24x42                                                     38
single panel 42x24                                             23
filler bar to connect tables                                   21
sliding shelf for keyboard                                     38
1 drawer unit
18 1/2 x 16 1/4 x 7                                            38
panel filler                                                   13
3 drawer mobile file                                           3
table 36x30x29                                                 1
filler bar                                                     2
decorative moulding                                            2
2 drawer lateral file                                          1
open desk bookcase 60x12x24                                    2
desk 60x30x29 fill modesty
panel                                                          1
desk 60x30x29 with 3/4 modesty
panel gray                                                     2
avm-1423 television (Sony)                                     4
VHR-9417 Sanyo VHS VCR                                         2
DT331 Beyer Dynamic Headphones                                 4
36x72 wood top bench                                           2
Gas drafting chair                                             2
Stat cabinet tan                                               1
blue frey panel 18x40                                          4
blue gray panel 60x60                                          2
blue gray panel 18x80                                          3
blue gray panel 30x80                                          6
overhead flipper door cabinet                                  2
counter surface 60x18                                          3
counter surface 61x18                                          2
open bookshelf 60x14x7 gray                                    12
Steel shelf unit                                               1
Desks                                                          4
Booth                                                          1
4dr Lateral Grey Filling
Cabinet                                                        1
Desk 36 X 72                                                   1
Shelves 60 x 14 x 7                                            4
Tape Storage Cabinet                                           1
Filling Cabinet                                                1
BBS Shelf                                                      1
tape cabinet                                                   1
Filling Cabinet                                                1
Desk                                                           2
7.5 ft Sat dish
Feed system: chaparral PRI
polarotor c/w cal
 amp 25 deg LNB
Von Weise actuator
4.5", to 3.5" reducer
red 4535
Dual RG6 sat ribbon cable
Installation including 15'
pole, 660lbs concrete
UHF remote
2dr filling cabinet grey                                       1
4dr Filling Cabinets                                           2

COMPUTER SOFTWARE
207-0151AV311 win for
groups V3.11                                                   2
Kallista mom & objectspy
V2.0 bundle                                                    1
menu object mgr additional
lan user                                                       2
objectspy, additional lan
user                                                           2
wool2wool ezdialogs                                            1
021-051v420 ms office win
4.2(3.5")                                                      1
0214050v420 office
mlp (regular)                                                  9
MYOB                                                           1
Maverick 540MB INT IDE 3.5"                                    1
3D STUDIO                                                      1
Time Clock                                                     1
100-19317-00, graphics
xpression 2mb ISA                                              1
050-052-950 windows'95 upg cd                                  2
vga cable dbl5 Mi-to-F 6                                       1
PDC8023A-T16 Concentrator 16                                   1
port/tpcdax
WFULI6005 Winframe 5 User
Lic pk                                                         1
86-751 Avail HSM Base
Netspace                                                       1
86-752 OLHP20 Capacity Kit
for HP Avail                                                   1
Video over the internet                                        1
Corel Print House                                              1
CWWP510-UG-CAN0 WP suite
v7.0 upg                                                       1
cd'95
12-00-02477 winfax pro
v7.5 cd w95                                                    1
Office Pro 97 w/bookshelf                                      1
Firstlink Activation software
203-00101 Visual Basic Pro
5.0 Upg CD                                                     1
021-00703 Up Office CD                                         1
FLD20D01, Macromedia Flash
V2.0                                                           1
Go Software - Charging
Interface between
Netserver and CTS Software
EG Software Webtrand (usage
traking)
CTS Subscription software

TELEPHONE SYSTEM
SX2000 Microlight Basic System                                 1
S?(2000 Light Software and
Practices                                                      1
Megalink /ISDN Node                                            1
Communications Processor Card                                  1
ON Premises Line Card
(16ports)                                                      1
DNI Line Card (16 ports,
32 Channel)                                                    4
E& M Tie Trunk Card (4ports)                                   1
Traffic Reporting Software                                     1
Answer Plus MCD Software                                       1
HCI Basic Telephony Software                                   1
HCI Advanced Telephony
Software                                                       1
HCI 100 Agent Software                                         1
ANI/DNIS Software                                              1
Superconsole 1000                                              1

Superset 420's                                                 59
2103 Sync/Async datasets                                       3
Fibre Optics Jumper Cable                                      1
Interalia 4 Port WAD with
battery Backup                                                 1
TASKE ACD Report
Generator/Call centre
Management Software                                            1
TIE VMX 4002 or 2002 8 Port
Voicemail system with
auto attendant                                                 1
AP 900 UPS                                                     1
H51 Plantonics Headsets                                        5
M10 Modular Adaptor Base                                       5
H51 Plantonics Headsets                                        10
M10 Modular Adantor Base                                       10

COMPUTERS
HP Vectra                      486/66         3401S01112
Clone                          486/40         N/A
HP Vectra                      486/66         3332A04367
NEC                            586/90         5917834UN
Clone                          486/100        N/A
Clone                          686/200        97013390
HP Vectra                      586/75         MX55050533
HP Vectra                      486/33         33390S3190
Compaq                         586/100        148130-003
HP Vectra                      486/66         3449Y00536
HP Vectra                      486/33         3407A00444
11P Vectra                     486/33         3237A07590
HP Vectra                      486/33         3404A00157
AST Bravo                      586/100        375AQJ010836
Clone                          486/33         N/A
Clone                          486/40         N/A
Clone                          486/33         B.T.C. 04252
HP Vectra                      486/33         3248500329
Clone                          486/40         N/A
HP Vectra                      486/33         3324A00149
HP Vectra                      486/33         3323F21007
HP Vectra                      486/33         3237A07322
HP Vectra                      486/33         3340500237
HP Vectra                      486/33         3407A07012
Clone                          486/40         N/A
AST Bravo                      586/100        375AQJ011529
AST Bravo                      586/100        375AQJ011541
AST Bravo                      586/100        375AQJ011518
AST Bravo                      586/100        375AQJ010823
AST Bravo                      586/101        375AQJ010315

AST Bravo                      586/100        375AQJ011554
AST Bravo                      586/100        375AQJ010329
HP Vectra                      586/75         MX55050416
HP Vectra                      586/75         MX55050643
HP Vectra                      586/75         MX55050631
HP Vectra                      586/75         MX55050398
HP NetSrv                      586/66         3438Y22189
HP Vectra                      486/66         3402A02407
Compaq                         486/66         A507HNC3G10
HPXU                           586/133        SG53300170
AST Bravo                      586/100        375AQJ010329
HP Vectra                      586/133        US64050404
HP NetSrv                      486/66         3319S00216
HP Vectra                      586/166        US61454975
HP Vectra                      486/66         3449Y00543
HP Vectra                      486/66         3502Y01193
HP Vectra                      486/66         3502Y00988
HP NetSrv                      586/66         3434S21054
Pinnacle Micro                 CD Burner      447100408
HP Scanjet                     Scanner        3265A45856
TTX                            Monitor        740014237
TTX                            Monitor        274B007673
TTX                            Monitor        30121095
TTX                            Monitor        5130273815
TTX                            Monitor        630854423
TTX                            Monitor        439770243A3
TTX                            Monitor        3430211636
TTX                            Monitor        5130029914
TTX                            Monitor        30476091
IBM                            Monitor        14 Inch/No Serial
TTX                            Monitor        494A005057
TTX                            Monitor        540012980
Mistsubishi                    Monitor        303015008
TTX                            Monitor        165A011016
TTX                            Monitor        439780500AJ
TTX                            Monitor        KFO-53907449
TTX                            Monitor        432560108AI
TTX                            Monitor        4505700032AM
TTX                            Monitor        2140012434
TTX                            Monitor        30368928
TTX                            Monitor        439770245AJ
TTX                            Monitor        439780036AJ
TTX                            Monitor        KFO-53907173
TTX                            Monitor        30252725
TTX                            Monitor        24001427
TTX                            Monitor        240001311

TTX                            Monitor        20406079
TTX                            Monitor        240001075
TTX                            Monitor        439780498AJ
TTX                            Monitor        30371000
TTX                            Monitor        240001257
TTX                            Monitor        2140012432
TTX                            Monitor        KFO-53907180
TTX                            Monitor        KFO-53907367
TTX                            Monitor        KFO-53907253
TTX                            Monitor        KFO-53907453
TTX                            Monitor        KFO-53907249
TTX                            Monitor        2E1-61006274
TTX                            Monitor        KFO-53907171
TTX                            Monitor        KFO-53907459
TTX                            Monitor        AFO-51902907
TTX                            Monitor        KFO-53907141
TTX                            Monitor        KFO-53907238
EverVision                     Monitor        MNG-11200306
TTX                            Monitor        5130029763
TTX                            Monitor        5130029759
TTX                            Monitor        4530005163
BLACKBOX
BLACKBOX
BLACKBOX
TTX                            Monitor        439780030AJ
BLACKBOX
BLACKBOX
BLACKBOX
BLACKSOX
Clone                          486/33         N/A
Clone                          486/33         N/A
Clone                          486/33         B.T.C. 04166
HP Vectra                      486/40         3406A07048
HP Vectra                      486/33         3304A19063
HP Vectra                      486/33         3318500681
HP Vectra                      486/33         3237A07585
HP Vectra                      486/33         3339S02378
Clone                          486/33         N/A
Clone                          486/33         N/A
HP Vectra                      586/75         MX55050232
HP Vectra                      586/75         MX55050245
HP Vectra                      586/75         MX55050182
HP Vectra                      586/75         MX55050154
HP Vectra                      586/75         MX55050239
HP Vectra                      586/75         MX55050248
HP Vectra                      586/75         MX55050074

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HP Vectra                      586/75         MX55050157
HP Vectra                      586/66         MX55050233
TTX                            Monitor        3930001976
TTX                            Monitor        KFO-53907366
TTX                            Monitor        KFO-53907361
TTX                            Monitor        KFO-53907364
TTX                            Monitor        KFO-35907165
TTX                            Monitor        KFO-53907162
TTX                            Monitor        KFO-53907450
TTX                            Monitor        KFO-53907357
TTX                            Monitor        384A005811

PRINTERS
Panasonic                                     3FMBNH49841
Panasonic                                     3FMBNH49825
Epson                                         40U1I09152
HP DeskJet 660C                               SG5BI1C04B
IBM Lexmark                                   11-A1916
Mitsubishi                                    M63257
Lexmark Optra R                               11B9752
Genicom                                       9625-D-33518
HP 4 Plus                      Printer        JPGK241537

                                   SCHEDULE 2.1(c)

                                   PROMISSORY NOTE

                                      [attached]

                                   PROMISSORY NOTE



$185,711(USD)                                                             ,1997

    FOR VALUE RECEIVED, Colorado Satellite Broadcasting, Inc. ("Maker") promises to pay to the order of 1248663 Ontario, Inc. ("Holder") at Ottawa, Canada, or at such other place as the holder hereof may from time to time designate in writing, the principal sum of ONE HUNDRED EIGHTY FIVE THOUSAND SEVEN HUNDRED ELEVEN DOLLARS (USD$185,711) plus interest thereon as set forth herein.

    Interest shall be calculated at the rate of prime plus one percent (1%), based on the prime rate of Bank One as of the date hereof, and recalculated at the beginning of each quarter, but in no event shall the interest rate be greater than nine percent (9%) per annum, nor less than six percent (6%) per annum.

    This Note shall accrue interest at the aforesaid rate, compounded monthly and all accrued interest shall be paid on [date which is twelve months from closing] and thereafter, interest shall be paid monthly until the principal and all accrued interest is paid in full.

    On [date which is thirty six months from closing] Maker shall pay to Holder the entire remaining balance of principal and all accrued but unpaid interest.

    Principal and interest shall be paid in lawful money of the United States and in immediately available funds.


1. Maker may at any time prepay all or any part of this note or accrued interest thereon at any time without penalty.

2. Each of the following events will constitute an event of default (an "Event of Default") under this Note and under the Security Agreement executed of even date herewith, and each other document securing or executed in connection with this Note (collectively, the "Credit Documents") and any material Event of Default under any Credit Document shall constitute an Event of Default hereunder and under each of the other Credit

Documents:

         A.   If Maker shall sell all or substantially all its assets;
         B. If the Maker shall default in the making of any payment of principal and/or interest due hereunder and if the same remains unpaid for five (5) days following receipt by Maker of written notice of such default; or
         C. If Maker shall have made a voluntary assignment for the benefit of creditors, or if proceedings shall have been commenced under the bankruptcy laws by or against Maker, or if a receiver or trustee shall have been appointed for the benefit of creditors against Maker; provided, however, that Maker shall not be deemed to be in default due to any involuntary proceedings brought against it if such proceedings are dismissed or resolved in favor of Maker within sixty (60) days from the commencement of such proceedings.

3. Upon the occurrence of any Event of Default, the entire balance of principal, accrued interest, and other sums owing hereunder shall, at the option of Holder, become at once due and payable without notice or demand, and Holder shall have the option, in its sole discretion, to exercise any remedies available to it under the Credit Documents, at law or in equity. No delay or omission by the Holder in exercising any right hereunder shall operate as a waiver of such right or any other right of the Holder. A waver of any right by Holder on one occasion shall not be construed as a bar to or as a waiver of any right in the future. None of the provisions hereof and none of the rights of the Holder shall be deemed to have been waived by acceptance of any partial amount or by any other indulgence granted to the Maker.

    (a) The entire balance of principal, interest, and other sums due upon the maturity hereof, by acceleration or otherwise, shall bear interest from the date due until paid at the greater of (i) eighteen percent (18%) per annum or (ii) a per annum rate equal to five percent (5%) over the prime rate (for corporate loans at large United States money center commercial banks) published in THE WALL STREET JOURNAL on the first business day of each month (the "Default Rate"); provided, however, that such rate shall not exceed the maximum permitted by applicable state or federal law. In the event THE WALL STREET JOURNAL is no longer published or no longer publishes such prime rate, Holder shall select a comparable reference.

    (b) If any payment under this Note is not made when due, interest shall accrue at the Default Rate from the date five (5) days after the date such payment was due until payment is actually made.

4. In addition to interest as set forth herein, Maker shall pay to Holder a late charge equal to five percent (5%) of any amounts due under this Note in the event any such amount is not paid when due.

5. All payments hereunder shall be applied first to the payment of late charges, if any, then to the payment of prepayment premiums, if any, then to the payment of accrued and unpaid interest, and then to the reduction of principal.

6. The Maker of this Promissory Note, for itself and its legal representatives, successors and assigns, hereby expressly waives presentment, demand, protest, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption under the homestead exemption laws, if any, or any other exemption or insolvency laws, and consents that the Holder may extend the time for payment of any part or the whole of the indebtedness evidenced hereby.

7. If this Promissory Note shall not be paid when due and shall be placed by the Holder hereof in the hands of any attorney for collection, through legal proceedings or otherwise, the Maker shall pay a reasonable attorney's fee to the Holder hereof together with reasonable costs and expenses of collection.

8. The provisions of this Note and of all agreements between Maker and Holder are, whether now existing or hereinafter made, hereby expressly limited so that in no contingency or event whatever, whether by reason of acceleration of the maturity hereof, prepayment, demand for payment or otherwise, shall the amount paid, or agreed to be paid, to Holder for the use, forbearance, or detention of the principal hereof or interest hereon, which remains unpaid from time to time, exceed the maximum amount permissible under applicable law, it particularly being the intention of the parties hereto to conform strictly to Colorado and Federal law, whichever is applicable. If from any circumstance whatever, the performance or fulfillment of any provision hereof or of any other agreement between Maker and Holder shall, at the time performance or fulfillment of such provision is due, involve or purport to require any payment in excess of the limits prescribed by law, then the obligation to be performed or fulfilled is hereby reduced to the limit of such validity, and if from any circumstance whatever Holder should ever receive as interest an amount which would exceed the highest lawful rate, the amount which would be excessive interest shall be applied to the reduction of the principal balance owing hereunder (or, at Holder's option, be paid over to Maker) and shall not be counted as interest. To the extent permitted by applicable law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of this Note, all interest at any time contracted for, charged, or received from Maker in connection with this Note and all other agreements between Maker and Holder, so that the actual rate of interest on account of the indebtedness represented by this Note is uniform throughout the term hereof.

9. This Promissory Note, together with all the rights and obligations of the Holder and Maker hereunder shall be governed by, and construed, interpreted, and enforced in accordance with, the applicable laws of the State of Colorado.

10. This Note is secured by a Security Agreement, Fixture Filing, and Financing Statement, all dated of even date herewith granted by Maker for the benefit of the named Holder hereof.

11. If any provision hereof or of any other document securing or related to the indebtedness evidenced hereby is, for any reason and to any extent, invalid or unenforceable, then neither the remainder of the document in which such provision is contained, nor the application of the provision to other persons, entities, or circumstances, nor any other document referred to herein, shall be affected thereby, but instead shall be enforceable to the maximum extent permitted by law.

12. Each provision of this Note shall be and remain in full force and effect notwithstanding any negotiation or transfer hereof and any interest herein to any other Holder.

13. The remedies provided to Holder in this Note, the Security Agreement and the other Credit Documents are cumulative and concurrent and may be exercised singly, successively or together against Maker, and other security, or any guarantor of this Note, at the sole and absolute discretion of the Holder.

14. If Maker is more than one entity, or if this Note is guaranteed by another entity, then (a) all entities comprising Maker and any guarantor are jointly and severally liable for all of the Maker's obligations hereunder;
    (b) all representations, warranties, and covenants made by Maker shall be deemed representations, warranties, and covenants of each of the entities comprising Maker; and (c) any breach, Default or Event of Default by any of the entities comprising Maker or any guarantor hereunder shall be deemed to be a breach, Default, or Event of Default of Maker.


Maker


------------------------
by:


Guarantee:

    FOR VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, the undersigned ("Guarantor") unconditionally guarantees to Holder (i) the full
and prompt performance by    _________________, a ___________________
corporation ("Maker"), of all obligations which Maker presently or hereafter may have to Holder and (ii) payment when due of all sums presently or hereafter owing by Maker to Holder. Guarantor further agrees to indemnify Holder against any losses Holder may sustain and expenses Holder may incur as a result of any wrongful act of Maker. This is an unconditional guarantee of payment of all indebtedness of Maker to Holder, or any part thereof, by Guarantor and Guarantor acknowledges and agrees that Holder may proceed against Guarantor without first exercising Holder's rights against Maker or any collateral.

    For the purposes of this guarantee and indemnity, all sums owing to Holder by Maker shall be deemed to have become immediately due and payable if (a) Maker defaults in any of its obligations to Holder; (b) a petition under any Chapter of the Bankruptcy Act, as amended, or for the appointment of a receiver of any part of the property of Maker be filed against Maker, and is not dismissed within thirty (30) days; (c) such a petition is filed by Maker; (d) Maker makes a general assignment for the benefit of creditors, suspends business or commits any act amounting to a business failure; or (e) Maker sells all or substantially all of its assets.

    This shall be a continuing guarantee and indemnity, and irrespective of the lack of any notice to or consent of the undersigned, their obligations hereunder shall not be impaired in any manner whatsoever by any renewal, extension or indulgence. Guarantor hereby authorizes assured party, without notice or demand, to (a) change the terms of all or any part of the obligation guaranteed hereby, including without limitation, releasing, extending, or compromising the same, changing the time for payment thereof, and changing the rate of interest thereon; (b) take, or decline to take, collateral for the payment of the obligation guaranteed hereby and exchange, enforce or fail to enforce, fail to perfect, or release its interest in any such collateral; and (c) release or substitute, or impair or suspend, any remedy against any principal Maker, or any other guarantor of, or anyone else liable on the obligation guaranteed hereby.

    Notice of assured party's acceptance hereof, of default and nonpayment by Maker or any other parties, of presentment, protest and demand, and of all other matters of which the undersigned otherwise might be entitled are hereby waived by the undersigned. The obligations hereunder of Guarantor shall be binding on my heirs and personal representatives.

    Guarantor shall reimburse Holder, on demand, for any and all expenses incurred by Holder in the enforcement or attempted enforcement of any of Holder's rights hereunder against Guarantor including, but not limited to, all reasonable attorneys' fees and costs.

    This Guarantee and indemnity is assignable by Holder, shall be construed liberally in Holder's favor and shall inure to the benefit of Holder's successors and assigns. Until all indebtedness covered hereby has been paid in full, Guarantor shall not be subrogated to any of Holder's rights against Maker, or any collateral and any funds or other property at any time received by Guarantor from Maker shall be held in trust for and shall be paid or transferred to Holder upon demand therefor. Legal rights and obligations hereunder shall be determined in accordance with the laws of the State of Colorado.


Guarantor:


--------------------------

                             EXHIBIT A TO SCHEDULE 2.1(c)


                                  SECURITY AGREEMENT


                                      [attached]

                                  SECURITY AGREEMENT

This Security Agreement, dated as of ____ 1997, is entered into between Colorado Satellite Broadcasting, Inc., (Debtor), Fifth Dimension Communications, Inc., and Merlin Sierra, Inc. (collectively, Secured Party).

WHEREAS, Debtor has agreed to grant to Secured Party a security interest in all of the Collateral (as hereinafter defined) as security for Debtor's obligations owing to Secured Party arising under the Promissory Note dated ________ between Debtor and Secured Party (the "Note") and other credit documents executed by Debtor in Connection therewith.

WHEREAS, Debtor has or will grant to its senior lender a first position security interest in the Collateral up to the amount of $2,000,000 and Secured Party acknowledges that the security interests granted herein is subordinate to that security interest.

WHEREAS, Debtor may grant to a lender to be approved by Secured Party a security interest in the Collateral up to the amount of US$725,5100 and as to the Promissory Note for US$185,711, given by Debtor to 1248663 Ontario, Inc. only, Secured Party acknowledges that the security interests granted herein will be subordinate to that security interest in the amount set forth in this paragraph.

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties hereinafter set forth, and for other good and valuable consideration, the parties hereto agree as follows:

1.  DEFINITIONS

As used in this Agreement, all initially capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Note, or if said term is not in the Note, then said initially capitalized term shall have the meaning ascribed thereto in the Purchase Agreements. In addition, the following terms shall have the following meanings.

"AGREEMENT" shall mean this Security Agreement, any concurrent or subsequent exhibits or schedules to this Security Agreement, and any extensions, supplements, amendments, or modifications to or in connection with this Security Agreement, or to any such schedules or exhibits.

"NOTE" shall have the meaning set forth in the recitals to this Agreement.

"CODE" shall mean the Colorado Uniform Commercial Code, and any and all terms used in this Agreement which are defined in the Code shall be construed and defined in accordance with the meaning and definition ascribed to such terms under the Code, unless otherwise defined herein.

"COLLATERAL" shall mean any and all of the furniture, equipment, fixtures and inventory, of Debtor, in each case whether now existing or hereafter acquired or created, and any proceeds or products of any of the foregoing, including proceeds of insurance covering the collateral or any portion thereof, or any and all substitutions, replacements, additions, and accessions.

"DEBTOR" shall have the meaning set forth in the introduction to this Agreement.

"FURNITURE", "EQUIPMENT", and "FIXTURES" shall mean any and all of Debtor's presently existing and hereafter acquired machinery, equipment, tools, motors, motor vehicles, rolling stock, jibs, and other goods (other than Inventory, farm products, and consumer), of every kind and description, wherever located, including without limitations those items listed in schedules 1(a) and 1(b) of the "124 Agreement" which are incorporated herein by reference, together with any and all parts, improvements, additions, attachments, replacements, accessories, and substitutions thereto or therefore, and all other rights of Debtor relating thereto, whether in the possession and control of Debtor, or in the possession and control of a third party for the account of Debtor.

"Event of Default" shall have the meaning set forth in the Note.

"INVENTORY" shall mean any and all of Debtor's presently existing and hereafter acquired goods of every kind and description, held for sale or lease or to be furnished under a contract of service or which have been so leased or furnished, wherever located, including film videos, magnetic tape, optical disks, CD's and any and all media upon which images of any kind are stored and recorded for later use or viewing, amplifiers, transmitters, converters, cables, antennas, connections, towers, decoder boxes, converter boxes, addressable boxes, microwave transmitters, and earth stations.

"OBLIGATIONS" shall mean any and all debts, liabilities, obligations, or undertakings owing by Debtor to Secured Party arising under, advanced pursuant to, or evidenced by the Note, or this Agreement, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest not paid when due and all Secured Party's Expenses which Debtor is required to pay or reimburse pursuant to this Agreement, the

Note, any other credit documents between Secured Party and Debtor, or by law.

"PURCHASE AGREEMENTS" shall mean the Purchase Agreements between New Frontier Media, Inc., and Colorado Satellite Broadcasting, Inc., on the one hand and Fifth Dimension Communications, Inc., Merlin Sierra, Inc., and 1248663 Ontario Inc., on the other hand, executed on September 5, 1997, including all exhibits and agreements referenced therein.

"SECURED PARTY" shall have the meaning set forth in the introduction to this Agreement.

"SECURED PARTY'S EXPENSES" shall mean: any and all reasonable costs or expenses required to be paid by Debtor under this Agreement which are paid or advanced by Secured Party; all reasonable costs and expenses of Secured Party, including their or its reasonable attorneys' fees and expenses, incurred or expended to correct any default or enforce any provision of this Agreement, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, irrespective of whether a sale is consummated; and all reasonable costs and expenses of suit incurred or expended by Secured Party, including its reasonable attorneys' fees and expenses in enforcing or defending this Agreement, irrespective of whether suit is brought.

"SENIOR LENDER" shall mean Debtor's chief financial institutions as chosen by debtor and an unsecured creditor approved by Maker.

2.  CONSTRUCTION

Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, "including" is not limiting, and "or" has the inclusive meaning represented by the phrase "and/or." References in this Agreement to "determination" by Secured Party include reasonable estimates (absent manifest error) by Secured Party, as applicable (in the case of quantitative determinations) and reasonable beliefs (absent manifest error) by Secured Party, as applicable (in the case of qualitative determinations). The words "hereof, "herein", "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified.

3.  CREATION OF SECURITY INTEREST

3.1 Subject to the provisions of 3.2 hereof, Debtor hereby grants to Secured Party a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure the prompt payment and performance of all of the Obligations. Such security interest in the Collateral shall attach to all Collateral without further act on the part of secured Party or Debtor.

3.2 Debtor has granted or will grant to [its senior lender] a first position security interest in the Collateral up to the maximum amount of $2,000,000 and Secured Party acknowledges that the security interest granted herein is or will be subordinate in priority to that security interest, but only to a maximum of $2,000,000. Additionally, Debtor has granted or will grant upon the approval of Secured Party, which approval will not be unreasonably withheld, a second position security interest in the Collateral up to the maximum amount of $725,510.00 and Secured Party acknowledges that the security interest herein is or will be subordinate in priority to that security interest.

4.  FURTHER ASSURANCES

4.1 Debtor shall execute and deliver to Secured Party, concurrently with Debtor's execution of this Agreement, and from time to time at the request of Secured Party, all financing statements, continuation financing statements, fixture filings, security agreements, collateral assignments, chattel mortgages, assignments, and all other documents that Secured Party may reasonably request, in form reasonably satisfactory to Secured Party, to perfect and maintain perfected Secured Party's security interests in the Collateral and in order to consummate fully all of the transactions contemplated by this Agreement and the Note. Debtor hereby irrevocably makes, constitutes, and appoints Secured Party (and Secured Party's officers, employees, or agents) as Debtor's true and lawful attorney with power to sign the name of Debtor on any of the above-described documents or on any other similar documents which need to be executed, recorded or filed, and to do any and all things necessary in the name and on behalf of Debtor in order to perfect, or continue the perfection of, Secured Party's security interests in the Collateral. Debtor agrees that neither Secured Party, nor any of its designees or attorneys-in-fact, will be liable for any act of commission or omission, or for any error of judgment or mistake of fact or law with respect to the exercise of the power of attorney grated under this Section 4.1, other than as a result of its or their gross negligence or willful misconduct. The power of attorney granted under this Section 4.1 is coupled with an interest and shall be irrevocable until all of the Obligations have been paid in full, the Note terminated, and Debtor's duties hereunder have been discharged in full.

4.2 Without limiting the generality of the foregoing section 4.1 or any of the provisions of the Note, Debtor will: (a) at the request of tee Secured Party, appear in and defend any action or proceeding which may affect Debtor's title to, or the security interest of Secured Party in, any of the Collateral; and (b) upon demand of Secured Party, allow inspection of Collateral by Secured Party or persons designated by Secured Party at any time during normal business hours and, provided that no Event of Default has occurred and is continuing, upon three (3) Business Days' notice to Debtor.

4.3 After the occurrence and during the continuance of an Event of Default, Debtor agrees to take all actions and do all things reasonably requested of Debtor to carry out the intent of this Agreement.

5.  RIGHTS AND REMEDIES

5.1 Upon the occurrence and during the continuance of an Event of Default, Secured Party, without notice or demand, may do any one or more of the following, all of which are authorized by Debtor:

(a) Make such payments and do such acts as it considers necessary or reasonable to protect Secured Party's security interest in the Collateral. Debtor agrees to assemble and make available any or all of the Collateral if Secured Party so requires. Debtor authorizes Secured Party to enter the premises where the Collateral is located, take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which, in the opinion of the Secured Party, appears to be prior or superior to Secured Party's security interest, and to pay all costs and expenses incurred in connection therewith;

(b) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, or sell (in the manner provided for herein), the Collateral;

(c) Sell the Collateral, at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Debtor's premises) as is commercially reasonable; and apply any proceeds of any sale or other disposition of the Collateral in the order provided in C.R.S. Section 4-9-504, including the payment of Secured Party's Expenses. It is not necessary that the Collateral be present at any such sale;

(d) Without constituting a retention of collateral in satisfaction of indebtedness as provided for in C.R.S. Section 4-9-505, notify account debtors and other obligors of Debtor of Secured Party's security interests in the Collateral, and proceed to collect the same and apply the net cash proceeds therefrom to the Obligations;

(e) Secured Party shall give notice of any disposition of the collateral as follows:

(1) Secured Party shall give Debtor and each holder of a security interest in the Collateral who has filed with Secured Party a written request for notice, a written notice stating the time and place of a public sale, or, if the disposition is to be either a private sale or some other disposition that is not a public sale, the time on or after which the private sale or other disposition is to be made;

(2) The notice described in the immediately preceding paragraph shall be delivered to Debtor as provided in Section 9.1 of the Note at least ten (10) calendar days before the date fixed for a public sale, or at least five (5) calendar days before the date on or after which the private sale or other disposition is to be made, unless the Collateral is perishable or threatens to decline speedily in value. Notice to persons other than Debtor claiming an interest in the Collateral shall be sent to such addresses as such persons have furnished to Secured Party prior to the date of such notice;

(3) If the disposition is to be a public sale, Secured Party shall also give notice of the time and place of said sale by publishing a notice at least five
(5) calendar days before the date of the sale in a newspaper of general circulation, if one exists, in the county in which the sale is to be held;

(g) Secured Party may, in its own name, or in the name of a designee or nominee, credit bid and purchase at any public sale;

(h) Debtor shall pay Secured Party's reasonable Expenses; and

(i) Any portion of the Obligations which remains unpaid after disposition of the Collateral as provided above shall be paid immediately by Debtor provided that Secured Party has complied in all material respects with Section [9-504?] of the Code, as in effect at the time of such disposition. Any excess which exists after disposition of the Collateral shall be returned promptly, without interest and subject to the rights of third parties, to Debtor by Secured Party.

(j) Apply to any court of competent jurisdiction for the appointment of a receiver for the benefit of the creditors of Debtor. In said receivership application, Debtor agrees that Secured Party shall only need to prove to the Court that an Event of Default shall have occurred and be continuing, and that no bond for more than $10,000 shall be required.

5.2 (a) Subject to the provisions of Section 5.2(e) below, if an Event of Default shall have occurred and be continuing, Debtor waives, releases and stipulates it shall not raise any defense, claim or objection it otherwise right be able to raise or advance in general to the appointment of a receiver to protect the interests of creditors, provided that Debtor may make bona fide objections to the appointment of any particular receiver.

(b) The receiver shall in addition have the power to dispose of the Collateral in any manner lawful in the jurisdiction in which his appointment is confirmed, including the power to conduct a public or private sale of the Collateral. Secured Party may bid at any such public or private sale.

(c) Notwithstanding anything herein contained to the contrary, Debtor's execution and delivery of this Agreement and any related agreements (i) do not have the purpose of and will not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership or control, affirmative or negative, direct or indirect, of Debtor by Secured Party, or control, affirmative or negative, direct or indirect, by Secured Party over the programming, management, or any other aspect of the operation of Debtor or any of its properties, which ownership and control will remain exclusively and at all times in Debtor: and (ii) do not and will not constitute the transfer, assignment, or disposition in any manner, voluntarily or involuntarily, directly or indirectly, of any Governmental Authorizations at any time issued to Debtor or the transfer of control of Debtor.

5.3 The rights and remedies of Secured Party under this Agreement, the Note, the Purchase Agreements, and all other agreements contemplated hereby and thereby shall be cumulative. Secured Party shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Secured Party of any one right or remedy shall be deemed an election of remedies, and no waiver by Secured Party of any default on Debtor's part shall be deemed a continuing waiver of any further defaults. No delay by Secured Party shall constitute a waiver, election or acquiescence with respect to any right or remedy.

6. REPRESENTATIONS AND WARRANTIES. Debtor hereby represents and warrants to the Secured Party that:

    a. The Debtor is a corporation duly organized and validly existing under the laws of the State of Colorado; the execution and performance of this Agreement have been duly authorized by all appropriate action with respect to the Debtor; the execution and performance of this Agreement will not violate or contravene any provisions of law or regulation or of the Debtor's articles of incorporation, by-laws, or other agreements to which it is a party or by which it is bound; and no consent or approval of directors or shareholders or any governmental agency or authority is required in connection with the Debtor's execu-tion, delivery or performance of this Agreement which has not been obtained.

    b. The Debtor's principal office is at 1050 Walnut Street, Suite 301, Boulder, Co 80302, and the Debtor maintains its books of account and records only at such address.

    c. All of the Equipment and Inventory is kept and located only at Ottawa, Canada, and is in the possession of the secured party, affiliate or subsidiary thereof.

    d. The Debtor is the owner of the Collateral free and clear of all encumbrances and security interests other than the Secured Party's security interest.

    e. Excepting only those assets subject to the Call Center Agreement and Uplink Center Agreement (as those terms are defined in the Purchase Agreements) during the term of those agreements, none of the Collateral is in the possession of any third party or subject to any document of title.

7.  WAIVERS

So long as Secured Party complies with the obligations, if any, imposed by CRS
Section 4-9-207 of the Code, Secured Party shall not otherwise be liable or responsible in any way or manner for: (a) the safekeeping of the Equipment or Inventory, or any of Debtor's Books relating to any of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion or from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever.



All notices, requests, demands or other communications provided for in this Agreement shall be in writing and shall be delivered by hand, sent prepaid by Federal Express (or a comparable overnight delivery service) or sent by the United States mail, certified, postage prepaid, return receipt requested, as follows:

              If to the Secured Party:



              With copies to:



              If to the Debtor:

                   Colorado Satellite Broadcasting, Inc.

                   1050 Walnut Street, Suite 301
                   Boulder, CO 20302
                        Attn.: Mark Kreloff


              With copies to:

                   The Law Office of Mark L. Driver, P.C.
                   3300 East First Ave., Suite 600
                   Denver, CO 80206



Any notice, request, demand or other communication delivered or sent in the foregoing manner shall be deemed given or made (as the case may be) upon the earliest of (a) the date it is actually received, (b) on the business day after the day on which it is delivered by hand, (c) on the business day after the day on which it is properly delivered to Federal Express (or a comparable overnight delivery service, or (d) on the third business day after the day on which it is deposited in the Untied States mail. The Debtor or the Secured Party may change its address by notifying the other party of the new address in any manner permitted by this paragraph 8.

9.  GOVERNING LAW: JURISDICTION AND VENUE

9.1 GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF COLORADO AND THE VALIDITY, CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHT OF THE PARTIES HEREOF SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF COLORADO, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

9.2 JURISDICTION AND VENUE. THE PARTIES HERETO AGREE THAT ANY PROCEEDING PURSUANT TO SECTION 9 ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE HELD ONLY IN THE STATE OF COLORADO OR AT THE SOLE OPTION OF SECURED PARTY, IN ANY OTHER FORUM IN WHICH SECURED PARTY INITIATES PROCEEDINGS AND WHICH HAS JURISDICTION OVER THE SUBJECT MATTER AND PARTIES IN CONTROVERSY. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENCE OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 9.2 AND STIPULATE THAT ANY FORUM LOCATED IN COLORADO, SHALL HAVE IN PERSONAM JURISDICTION AND VENUE OVER EACH SUCH PARTY FOR THE PURPOSE OF ARBITRATING ANY SUCH DISPUTE, CONTROVERSY, OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT. SERVICE OF PROCESS SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST DEBTOR MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS SPECIFIED FOR NOTICES PURSUANT TO
SECTION 8.

10. GENERAL PROVISIONS

10.1 This Agreement shall be binding and deemed effective when executed and delivered by Debtor and accepted and executed by Secured Party.

10.2 This Agreement shall bind and inure to the benefit of the respective successors and assigns of Debtor and Secured Party; PROVIDED, HOWEVER, that Debtor may not assign this Agreement or any rights hereunder without Secured Party's prior written consent and any prohibited assignment shall be absolutely void, No consent by Secured Party to an assignment by Debtor shall release Debtor from its Obligations. Secured Party reserves its right to sell, assign, transfer, negotiate, or grant participation in all or any part of, or any interest in, the rights and benefits hereunder pursuant to and in accordance with the provisions of the Note. In connection therewith, Secured Party may disclose all documents and information which Secured Party now or hereafter may have relating to Debtor, Debtor's business, or the Collateral to any such prospective or actual Transferee PROVIDED that such Transferee has first agreed to be bound by the provisions of Section 10.3 hereof.

10.3 Secured Party agrees to keep confidential any information relating to Debtor delivered by Debtor hereunder; PROVIDED that nothing herein shall prevent Secured Party from disclosing such information: (a) to any affiliate of Secured Party or any prospective or actual transferee that agrees to be bound by this Section 10.3, (b) upon order, subpoena, or other process of any court or administrative agency, (c) upon the request or demand of any regulatory agency or authority having jurisdiction over Secured Party, (d) which has been publicly disclosed (other than by Secured Party unless such disclosure was otherwise permitted hereunder), (e) which has been obtained from any Person that is not a party hereto or an affiliate of any such party,
(f) in connection with the exercise of any remedy, or the resolution of any dispute, hereunder or under any of the Purchase Agreements, this Agreement or the Note, (g) to the legal counsel or certified public accountants for Secured Party, or (h) as otherwise expressly required by the Note, this Agreement or the Purchase Agreements.

10.4 Section headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section hereof applies equally to this entire Agreement.

10.5 Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Secured Party or Debtor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each of the parties and their counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

10.6 Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

10.7 This Agreement cannot be changed, modified, amended, or terminated, except by a written document executed by both Debtor and Secured Party. All prior agreements, understandings, representations, warranties, and negotiations, if any, are merged into this Agreement, the Note, the Purchase Agreements and the other documents and agreements entered into in connection herewith and therewith.

10.8 The parties intend and agree that their respective rights, duties, powers, liabilities, obligations, and discretion shall be performed, carried out, discharged, and exercised reasonably and in good faith.

10.9 After termination of the Note and when Secured Party has received payment and performance in full of all Obligations, Secured Party shall execute and deliver to Debtor a termination of all of the security interests granted by Debtor hereunder.

10.10 This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original. All of such counterparts, taken together, shall constitute but one and the same Agreement. This Agreement shall become effective upon the execution of a counter-part of this Agreement by each of the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

Debtor



By

Title:


Secured Party


By

Title:

                                     SCHEDULE 2.2

                             ALLOCATION OF PURCHASE PRICE


The Purchase Price is allocated to the Subject Assets as follows:

    US$510,305     to that equipment (including without limitation essential
                   spares and replacement parts) and software technology, furniture, machinery, appliances, and other tangible personal property and technology used in and historically allocated to the operation of a satellite operation uplink facility as specifically set forth in SCHEDULE 1(a) of the Asset Purchase Agreement, "the Uplink Facilities Equipment
                   List"

    US$335,578     to all hardware, equipment, software license assignments,
                   furniture, machinery, appliances and other tangible personal property as set forth in SCHEDULE 1(b) of the Asset Purchase
                   Agreement, "The Call Center Equipment List"

                                      SCHEDULE 4


                          LEASES, CONTRACTS, AND AGREEMENTS



None.

                                   SCHEDULE 7.2(e)

                                     ENCUMBRANCES


None.

                                   SCHEDULE 7.2(f)


                        MATERIAL ADVERSE EVENTS AND CONDITIONS



None.

                                     SCHEDULE 7.6

                                  INSURANCE POLICIES


The Subject Assets are insured under Zurich Insurance Company Policy Nos. 8422185 and 8422187. The Subject Assets are insured on a replacement value basis.

                                    SCHEDULE 7.11


                                APPROVALS AND CONSENTS



As contemplated by section 7.5 of the Asset Purchase Agreement, Seller will be acquiring the Subject Assets from Fifth Dimension Capital Corporation ("5D Capital"), 841161 Ontario Limited ("841"), Fifth Dimension Communications (1996) Corporation ("Communications") and 1043133 Ontario Inc. Prior to the acquisition of the Subject Assets by Seller for resale to Buyer:


1. 5D Capital must purchase certain of the Subject Assets from CIBC Equipment Finance Limited "CIBC Finance" (such assets being subject to an existing lease agreement between 5D Capital and CIBC Finance).


2. 841 must obtain a release of a security interest registered by Royal Bank of Canada over certain of the Subject Assets.


3. 841 must purchase certain of the Subject Assets from Mild Financing N.V. "Mild" (such assets being subject to an existing lease agreement between 5D Capital and Mild).


4. Communications must obtain a release of a security interest registered by Doyle Salewski Lemieux Inc. over certain of the Subject Assets.

                                    SCHEDULE 7.12

                                 COMPETING INTERESTS


Stuart K. Duncan and Douglas J. Duncan, officers and directors of Seller, are the beneficial owners of stock in the capital of Fifth Dimension Satcom Inc. ("Satcom"). Satcom will be a subcontractor to Seller in respect of the Uplink Management Services Agreement.

                                    SCHEDULE 7.13

                                 ADDRESSES OF SELLER



1.  1825 Woodward Drive
    Ottawa, Ontario
    K2C 0P9


2.  2500 Don Reid Drive
    Ottawa, Ontario
    K1H 8P5

                                   SCHEDULE 8.2(a)

                             BUYERS' DISCLOSURE STATEMENT

                                      [attached]

                                   SCHEDULE 8.2(a)

                             BUYERS' DISCLOSURE STATEMENT



    Buyers make no further disclosures concerning Buyers' Financial Statements and the notes thereto, which were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and reaffirm that the Financial Statements are true, accurate and complete, do not contain any untrue statement of material fact or omit to state a material fact required by GAAP to be stated therein or necessary in order to make the statements contained therein not misleading, and fairly present the financial condition and the results of operations of Buyers, on the bases therein stated, as of the respective dates thereof, and for the respective periods covered thereby subject, in the case of unaudited financial statements, to normal year-end audit adjustments and accruals.

                                    SCHEDULE 11.11

                              NON-COMPETITION AGREEMENT


                                      [attached]

                    NONCOMPETITION AND CONFIDENTIALITY AGREEMENT


THIS NONCOMPETITION AND CONFIDENTIALITY AGREEMENT is entered into as of this _____ day of__________ , 1997, by and among New Frontier Media, Inc., and Colorado Satellite Broadcasting, Inc., a Colorado corporation, (collectively "Buyers") and 1248663 Ontario Inc. ("Seller"),


                                      Background


    Buyers are acquiring certain assets and contracting for certain services from Seller for an Adult Movies Business;


    As a condition to Buyers' willingness to consummate the transactions contemplated by the Purchase Agreement to which this Agreement is an exhibit, Buyers have required that Seller and Seller agrees to the covenants not to compete and the confidentiality agreements provided in this Agreement.


    NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and in the Purchase Agreement and foregoing premises, the parties hereby covenant and agree as follows.


    1. DEFINITIONS. The following terms shall have the following meanings:


    (a) "Adult Movies Business" means any and all present or contemplated satellite broadcast services on television or any other medium, including cable television and the Internet, which broadcasts, replays, and/or otherwise exploits feature length adult programming and all related promotional content and other programming of a non-rated or X-rated nature and whose main theme embodies nudity and/or sexually explicit material between consenting adults and such other related business assets as are necessary for the operation thereof.


    (b) "Purchase Agreement" shall mean the Asset Purchase Agreement between New Frontier Media, Inc. and Colorado Satellite Broadcasting, Inc. as buyers and 1248663 Ontario Inc., as seller, dated September 5, 1997.


    2. NONCOMPETITION. During the period commencing on the Closing Date of the Purchase Agreement, and ending on the expiration of five years following that date, Seller and its officers or directors shall not, directly or indirectly, manage, operate, join, advise, control, or be connected as an officer, director, employee, partner, guarantor, adviser, or consultant in or beneficially own or control, directly or indirectly, ten (10) percent or more of the voting, profit sharing, or equity interests in, any corporation, partnership, joint venture, or other business venture (an "Interest in a Business") which competes in the Adult Movies Business of Buyers in any location throughout the world.

    3. CONFIDENTIALITY. Seller shall keep confidential all of and shall not disclose to any other party or provide any other party access to, the confidential or proprietary information of the assets and services being acquired by Buyers pursuant to the purchase Agreement not in the public domain, including but not limited to, information relating to such matters as Buyers or the Adult Movies Business' products, services, finances, methods of operation and competition, research data, market reports, distribution methods, marketing plans and strategies, operational requirements, personnel, customers and suppliers and distributors, trade secrets, technical information, processes, systems, procedures, know-how, improvements, price lists, projections and other financial data, invoices, financial statements, or any other compilation of information used in the Adult Movies Business which gives Buyers an opportunity to obtain an advantage over its competitors who do not know or use such information. This shall include both information acquired by Seller before and after the date of this Agreement (collectively "Confidential Information")

    4. NONSOLICITATION OF EMPLOYEES. For the period commencing on the Closing Date of the Purchase Agreement, and ending on the expiration date of five years follow that date, Seller shall not, either on its own account or for any person, firm, or company, solicit, interfere with, or endeavor to cause any officer, employee or consultant of Buyers, who is employed or otherwise engaged to provide services to buyers, to leave his or her employment or engagement with Buyers or induce or attempt to induce any such person to terminate or breach any employment, noncompetition, or confidentiality agreement such person may have with Buyers.

    5. NONSOLICITATION OF CUSTOMERS. For the duration of this Agreement, Seller shall not solicit, induce, or attempt to induce any past or current customer or distributor of Buyers to do business with Seller or any affiliate in regard to a matter included in the Adult Movies Business or to cease doing business in whole or in part with Buyers.

    6. STAY OF TIME. In the event Seller violates any provision of this Agreement, the running of the term of this agreement shall be automatically tolled starting on the day of such violation and resuming on the date such violation ceases.

    7. EQUITABLE RELIEF. The parties acknowledge and agree that in the event of any breach of this Agreement by Seller (i) Buyers' remedies at law are and will be inadequate; (ii) such breach will substantially diminish the value of the assets proprietary interest that are being acquired by Buyers through the Purchase Agreement; and (iii) will cause irreparable injury in a short period of time. In the event of a breach or threatened breach by Seller of the provisions of this Agreement, the parties hereto agree that Buyers shall be entitled to equitable relief to protect its interests therein, including, but not limited to, preliminary and permanent injunctive relief. Such relief and all other rights and remedies of Buyers provided herein shall be cumulative with any other rights provided to it in the Purchase agreement or otherwise provided to it under applicable law and nothing herein shall preclude Buyers from pursuing any other remedies available to it for a breach or threatened breach, including without limitation the recovery of damages for Seller.

    8. NOTICES. (a) In the event a party believes that there has been a breach of this Agreement, it shall notify in writing the other party of the belief and provide a brief statement of the basis for such belief, provided that any failure to give such notice shall not act as a waiver of or otherwise affect in any way any rights or remedies the non-breaching party may have or relieve the other party from any duty or liability hereunder. In the event Seller acquires or comes to own, control, directly or indirectly, an interest in a business, whether voluntarily or involuntarily, which business may reasonably be deemed to compete with the Adult Movies Business, Seller shall promptly notify Buyers of such fact and identify the interest in the business and the nature of such business's activities as they may relate to the Adult Movies Business.


    (b) All notices or other communications which may be or are required to be given under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to a party to whom notice is to be given, by first class registered or certified, postage prepaid, and properly addressed as follows:


    Buyers:        New Frontier Media, Inc.
                   1050 Walnut St. Suite 301
                   Boulder, CO 80302


                   Att.: Mark H. Kreloff


    with a copy to:Mark L. Driver, Esq.
                   The Law Office of Mark L. Driver, P.C.
                   3300 East First Ave., Suite 600
                   Denver, CO 80206


    Seller:        Douglas Duncan
                   2500 Don Reid Drive
                   Ontario, Canada
                   K1H 8P5


                   Stewart Duncan
                   2500 Don Reid Drive
                   Ontario, Canada
                   K1H 8P5


    with a copy to:Jamie Wyllie, Esq.
                   Yegendorf, Brazeau, Sell, Prehogan & Wyllie
                   55 Metcalfe Street, Suite 750
                   Ontario, Canada
                   K1H 6L5

    9. SUCCESSORS AND ASSIGNS. This Agreement shall be binding on and inure to the benefit of the parties hereto and their permitted and respective heirs, successors and assigns. No party shall have the right to assign this Agreement without the prior written consent of the other party, except that Buyers shall have the right to assign its rights hereunder to any successor in interest of the Adult Movies Business whether by merger, consolidation, purchase of assets or otherwise, or any other person or entity controlling or which at any time controls or is under common control with either Buyer or any of their subsidiaries or successors.

    10. SEPARATE COVENANTS. This Agreement shall be deemed to consist of a series of separate covenants. Seller expressly agrees that the character, duration, and geographical scope of this Agreement are reasonable in light of the circumstances as they exist on the date upon which this Agreement has been executed. However, should a determination nonetheless be made by a court of competent jurisdiction at a later date that the character, duration or geographic scope of this Agreement is unreasonable in light of the circumstances as the now or then exist, then it is the intention and agreement of the parties that this Agreement shall be construed by the court in such a manner as to impose only those restrictions on the conduct of Seller which is reasonable in light of such circumstances and are necessary to assure Buyers of the intended benefit of this Agreement. If any of the provision of this Agreement shall otherwise contravene or be deemed invalid under the laws of any state or jurisdiction, such contravention or invalidity shall not invalidate all of the provisions of this Agreement but rather is shall be construed as not containing the provisions or provisions contravening or invalid under the laws of the state or jurisdiction, and the all other rights and obligations created hereby shall be construed and enforced accordingly.

    11. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Colorado, without regard to principles of conflicts of laws and the parties irrevocable commit to the jurisdiction and venue of the United States District Court for the District of Colorado to resolve any dispute arising hereunder or related hereto.

    12. AMENDMENTS AND WAIVERS. Any amendments or modifications to this Agreement must be in writing signed by each party hereto or their successors or assigns. No breach of any covenant, agreement, warranty, or representation shall be deemed waived unless expressly waived in writing by the party who might assert such breach. No waiver of any right hereunder shall operate as a waiver of any other right or the same or similar right on another occasion.

    13. ATTORNEYS' FEES. In the event that any action or proceeding is commenced by any party hereto for the purpose of enforcing any provision of this Agreement, the parties to such action or proceeding may receive as part of any award, judgment, decision, or other resolution of such action or proceeding, their costs, and reasonable attorneys' fees.

    14. ENTIRE AGREEMENT. This Agreement and the agreements referred to herein contain the entire understanding of the parties and supersede all prior or contemporaneous agreements and understandings.


    15. COUNTERPARTS. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.


    In Witness whereof, the parties hereto have executed this Agreement on the date first above written.



Buyers:                      New Frontier Media, Inc.


                             By:
                                ---------------------------
                             Its:
                                 --------------------------



                             Colorado Satellite Broadcasting, Inc.


                             By:
                                ---------------------------
                             Its:
                                 --------------------------


SELLER:

                             1248663 Ontario Inc.


                             By:
                                ---------------------------

                             Its:
                                ---------------------------

                           [SCHEDULES TO THE 104 AGREEMENT]

                                    SCHEDULE 1(a)

                                   TRADEMARKS LIST

EXXXTASY ADULT TELEVISION (U.S. Trademark Registration No. 1931208)

XTC-COM (U.S. Trademark Application No. 255506/75)

EXXXTASY (U.S. Trademark Registration No. 1916844)

TRUE BLUE (U.S. Trademark Application No. 255508/75)

                                     SCHEDULE 1.1

                             FIRST LINK LICENSE AGREEMENT

THIS AGREEMENT made the - day - of, 1997.

BETWEEN:
                                 1043133 ONTARIO INC.

                                       ("104")

                                                                THE FIRST PARTY

AND:

                        COLORADO SATELLITE BROADCASTING, INC.

                                       ("CSB")

                                                               THE SECOND PARTY

WHEREAS:

(1) pursuant to the terms of an Asset Purchase Agreement made 5 September 1997 among New Frontier Media, Inc., CSB and 104, 104 is required to grant to CSB a license for certain subscription management software (known as "First Link" version 2 and herein called the "Software"); and

(2) the parties desire to set forth below the terms of such license.

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1. GRANT OF LICENSE. In consideration of CSB's agreement to abide by the terms and conditions of this License Agreement, 104, as licensor, grants to CSB a non-exclusive, royalty-free license to use and display the Software on a single computer with a single central processing unit (collectively, the "CPU") at a single location so long as CSB complies with the terms of this License Agreement and to use the source code related to the Software solely for the purpose of maintaining the Software (and, in this Agreement, the term "Software" includes such source code). The CPU on which CSB uses the Software may be a multiuser system and this License Agreement covers all users who have access to the CPU. 104 reserves all rights not expressly granted to CSB. CSB may not loan, rent, lease, or transfer the Software to another except as part of a permanent transfer of the Software (as provided below) of all of the Software and printed materials.

2. OWNERSHIP OF SOFTWARE. CSB shall own the magnetic or other physical media on which the Software is originally or subsequently recorded or fixed, but an express condition of this License Agreement is that 104 retains title and ownership of the Software recorded on the original copy(ies) and all subsequent copies of the Software, regardless of the form or media in or on which the original and other copies may exist. This license is not a sale of the original Software or any copy.

3. COPY RESTRICTIONS. This Software (including any images, photographs, animations, videos, audio, music, and text incorporated therein) and the accompanying written materials are copyrighted. Unauthorized copying of the Software, including Software which has been modified, merged, or included with other software, or of the written materials is expressly forbidden. CSB may be held legally responsible for any copyright infringement which is caused or encouraged by its failure to abide by the terms of this License Agreement. Subject to the aforementioned restrictions, CSB may make one copy of the Software solely for backup purposes. CSB must reproduce and include the copyright notice on the backup copy.

4. USE RESTRICTIONS. CSB may physically transfer the Software from one computer to another provided that the Software is used on only one computer at a time. CSB may not distribute copies of the Software or accompanying written materials to others. CSB may not modify, adapt, translate, reverse engineer, decompile, disassemble, or create derivative works based on the Software. CSB may not modify, adapt, translate or create derivative works based on the written materials.

5. TRANSFER RESTRICTIONS. This software is licensed only to CSB and may be transferred by CSB only on a permanent basis provided the transfer is made in conjunction with the purchase of substantially all of the outstanding capital stock or assets of CSB by the third party and further provided that CSB retains no copies and such third party agrees to the terms of this License Agreement. If the Software is an upgrade, any transfer must include the most recent version and all prior versions. In no other event may CSB transfer, assign, rent, lease, sell or otherwise dispose of the Software on a temporary or permanent basis.

6. TERMINATION. This license is effective until terminated. This license will terminate automatically without notice from 104 if CSB fails to comply with any provision of this License Agreement. Upon termination CSB shall destroy the written materials and all copies of the Software, including modified copies, if any.

7. UPDATE POLICY. 104 may create, from time to time, updated versions of the Software. 104 will make such updates available at no cost to CSB. 104 makes a commitment to provide any updates or revisions to the Software.

8. LIMITED WARRANTY. The Software and accompanying written materials are provided "as is" without warranty of any kind. 104 does not warrant, guarantee or make any representations regarding the use, or the results of use, of the Software or written materials in terms of correctness, accuracy, reliability, currentness, or otherwise. The entire risk as to the results and performance of the Software is assumed by CSB. If the Software or written materials are defective CSB, and not 104, shall assume the entire cost of all necessary servicing, repair, or correction. 104 warrants to CSB that the media on which the Software is recopied is free from defects in materials and workmanship under normal use and service for a period of 90 days from the date of delivery as evidenced by a copy of the receipt.

    THE ABOVE IS THE ONLY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE THAT IS MADE BY 104. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY 104, ITS AGENTS OR EMPLOYEES SHALL CREATE A WARRANTY OR IN ANY WAY INCREASE THE SCOPE OF THIS WARRANTY AND CSB MAY NOT RELY ON ANY SUCH INFORMATION OR ADVICE.

    Neither 104 nor anyone else who has been involved in the creation, production or delivery of the Software shall be liable for any direct, indirect, consequential or incidental damages (including damages for loss of business profits, business interruption, loss of business information, and the like) arising out of the use or inability to use the Software even if CSB has been advised of the possibility of such damages.

    In the event of any conflict between any provision in this limited warranty and any applicable provincial or state legislation, the applicable provincial or state legislation takes precedence over the contravening provision.

9. GOVERNING LAW. This License Agreement is governed by the laws of the Province of Ontario and the laws of Canada applicable therein and shall benefit the parties and their successors.

10. LEGAL COSTS. Should any dispute be commenced between the parties concerning any provision of this Agreement or the rights and duties of any party in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its attorneys' fees in such connection with enforcing its rights or defending itself, as the case may be.

IN WITNESS OF WHICH the parties have executed this Agreement.

                                       )
                                       )    1043133 ONTARIO INC.
                                       )
                                       )
                                       )    Per:
                                       )         ------------------------------
                                       )         Authorized Signing Officer
                                       )
                                       )
                                       )    COLORADO SATELLITE
                                       )    BROADCASTING, INC.
                                       )
                                       )
                                       )    Per:
                                       )         ------------------------------
                                       )         Authorized Signing Officer
                                       )